                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Nuclear Research Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement (if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
            ____________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

         5) Total fee paid:
            ____________________________________________________________________

[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

         1) Amount Previously Paid:
            ____________________________________________________________________

         2) Form, Schedule or Registration Statement No.:
            ____________________________________________________________________
         3) Filing Party:
            ____________________________________________________________________

         4) Date Filed:
            ____________________________________________________________________

                              [NRC logo/letterhead]


August 9, 1999


Dear Shareholders:

                  I am pleased to invite you to attend a special meeting of shareholders of Nuclear Research Corporation ("NRC") which will be held on Thursday, September 9, 1999, at 9:00 a.m., local time, at NRC's offices, located at 125 Titus Avenue, Warrington, Pennsylvania.

                  At this special meeting, shareholders will be asked to consider and vote upon a proposal to approve and adopt an agreement and plan of merger, dated as of June 16, 1999, among NRC, Aptec Instruments Ltd., an Ontario corporation, and Aptec Acquisition Corp., a Pennsylvania corporation which is a wholly-owned subsidiary of Aptec Instruments Ltd. This merger agreement provides, among other things, for the merger of NRC with and into Aptec Acquisition Corp., which will continue as the surviving corporation under the name "Aptec-NRC Inc."

                  The affirmative vote of a majority of the votes cast by all shareholders entitled to vote is necessary to approve the merger agreement. Earl
M. Pollock and Dorothy S. Pollock together own approximately 56% of the outstanding shares of NRC common stock, which is a sufficient number of shares of NRC common stock to assure approval and adoption of the merger agreement at the special meeting. Earl and Dorothy Pollock have agreed to vote all of their shares of NRC common stock in favor of the approval and adoption of the merger agreement. Accordingly, approval of the merger agreement is assured, and no affirmative votes from other NRC shareholders are necessary to approve the merger agreement.

                  Upon consummation of the merger, NRC will cease to exist. Each share of NRC common stock, other than shares held by Earl and Dorothy Pollock and by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted, after adjusting for existing stock options and warrants, into the right to receive cash in the amount of $226.02 per share. Earl and Dorothy Pollock will receive a combination of cash and 12,720 shares of common stock of Aptec Instruments Ltd. No interest will accrue or be paid on cash payable to NRC shareholders, including Earl and Dorothy Pollock.

                  In connection with the proposed merger, NRC and Earl and Dorothy Pollock have entered into a stock acquisition agreement, dated June 16, 1999, with Eurisys Mesures SA, a French corporation, Aptec Instruments Ltd. and certain other parties. Under this agreement, Eurisys Mesures SA, following the merger, will acquire a 51% controlling interest in Aptec Instruments Ltd. common stock by purchasing 5,860 shares of Aptec Instruments Ltd. from Earl and Dorothy Pollock for $2,930,000 in cash and by purchasing additional shares directly from Aptec Instruments Ltd. and from the pre-merger stockholders of Aptec Instruments Ltd. The NRC board of directors has considered the merger and the purchases of Aptec Instruments Ltd. stock by Eurisys Mesures SA, each of which transactions is conditioned on completion of the other at approximately the same time, together as a single transaction for purposes of determining the consideration payable to all NRC shareholders. The $3,285,201 in cash to be received by the NRC shareholders other than Earl and Dorothy Pollock, combined with the $3,144,799 in cash, and the 6,860 (net after the sale of 5,860 shares to Eurysis Mesures SA) shares of Aptec Instruments Ltd. common stock, to be received by Earl and Dorothy Pollock, represents, in the determination of NRC's board of directors, after adjusting for existing stock options and warrants, a value per share of $226.02 to all NRC shareholders. The merger agreement provides for possible reductions in the merger consideration in the event of purchase price adjustments in the stock acquisition agreement, and if all such potential pre-closing purchase price adjustments are made, the value per share to all NRC shareholders, after adjusting for outstanding stock options and warrants, would be reduced to $215.59. In the event adjustments would reduce the purchase price further, either Eurisys Mesures SA or NRC is permitted, in certain circumstances, to terminate the merger agreement and the stock acquisition agreement, and in other instances, Earl and Dorothy Pollock have agreed to bear the additional costs.

                  NRC's board of directors, including the sole independent director, Charles G. Sulzberger, Jr., has determined that the merger agreement, the merger, and the transactions involving the acquisition of Aptec Instruments Ltd. shares by Eurisys Mesures SA, all of which are described in the proxy statement provided with this letter, are fair to and in the best interests of NRC and its shareholders. The board has approved the merger agreement, the merger and the related transactions and recommended that NRC's shareholders approve and adopt the agreement and plan of merger. Howard, Lawson & Co., NRC's financial advisor, rendered a written opinion to the independent director which was delivered to NRC board to the effect that the allocation of consideration in the merger is fair to the shareholders of NRC, other than Earl and Dorothy Pollock, from a financial point of view. A copy of the written opinion of Howard, Lawson is attached to the accompanying proxy statement as Annex B. NRC's shareholders are urged to read this opinion carefully in its entirety for a description of the assumptions made, factors considered and procedures followed by Howard, Lawson & Co.

                  Shareholders who do not vote to approve and adopt the merger agreement and who comply with the requirements of Sections 1571 to 1580 of the Pennsylvania Business Corporation Law of 1988 will be entitled, if the merger is consummated, to exercise dissenters rights with respect to their shares of NRC common stock. See "The Merger and Contingent Transactions -- Dissenters Rights" in the accompanying proxy statement for a description of the procedures to be followed to exercise these rights.

                  We have enclosed a notice of special meeting of shareholders and proxy statement which describe the merger and the related transactions and contain other pertinent information. You are urged to read all of these materials carefully.

                  A form of proxy solicited by the board is enclosed for your convenience. Please mark, sign, date and return it promptly. If you attend the special meeting you may vote your shares personally whether or not you have previously submitted a proxy.

                  Promptly after the merger, a letter of transmittal will be mailed to all shareholders of record to use in surrendering your share certificates. Please do not send any share certificates until you receive the letter of transmittal, which will include instructions as to the procedure to be used in sending in your certificates.

                  I strongly support the merger and join with the other members of the board in recommending it. We urge you to vote in favor of approval and adoption of the merger agreement.

                  I look forward to seeing you on September 9, 1999 and thank you for your support of NRC.


                                                  Sincerely,

                                                  /s/ Earl M. Pollock
                                                  ----------------------------
                                                  Earl M. Pollock

                          NUCLEAR RESEARCH CORPORATION
                                125 Titus Avenue
                              Warrington, PA 18976

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held September 9, 1999



                  This is a notice that a special meeting of shareholders of Nuclear Research Corporation ("NRC"), will be held on Thursday, September 9, 1999 at 10:00 a.m., local time, at NRC's offices, located at 125 Titus Avenue, Warrington, Pennsylvania to consider and act on the following matters:

                           1. To consider and vote upon a proposal to approve and adopt the agreement and plan of merger, dated as of June 16, 1999, among NRC, Aptec Instruments Ltd., an Ontario corporation, and Aptec Acquisition Corp., a Pennsylvania corporation which is a wholly owned subsidiary of Aptec Instruments Ltd. Under the merger agreement, NRC will merge with and into Aptec Acquisition Corp., which will remain as the surviving corporation.

                           2. Any other matter that may properly come before the meeting or any postponement or adjournment of the meeting.

                  Shareholders of record at the close of business on August 9, 1999 will be entitled to vote at the special meeting and any postponement or adjournment of the meeting.

                  If the merger agreement is approved and adopted and the merger becomes effective, any shareholder of NRC:

                  o who, prior to the vote on the merger, files a written objection to the proposed merger stating that he or she intends to demand payment pursuant to statutory procedures for his or her shares of NRC common stock if the merger agreement is approved; and

                  o whose shares of NRC common stock are not voted in favor of the merger agreement has or may have the right to demand payment of fair value, determined in accordance with statutory procedures, for his or her shares of NRC common stock. This demand must be in writing and sent to NRC within 30 days after the date NRC mails notice to its shareholders that the merger has become effective. NRC and any shareholder exercising his or her dissenters rights must follow the procedures set forth in Pennsylvania law regarding dissenters rights. See "The Merger and Contingent Transactions - Dissenters Rights" in the accompanying proxy statement for a statement of the rights of dissenting shareholders and a description of the procedure required to be followed in order to perfect dissenters rights. Annex C to the proxy statement sets forth the text of the relevant provisions of the Pennsylvania Business Corporation Law of 1988 regarding dissenters rights. NRC's board of directors believes that the range of values that shareholders may receive for each share of NRC common stock upon consummation of the merger and the related transactions, represents the fair value for those shares.

                  Earl and Dorothy Pollock own a sufficient number of shares of NRC common stock to approve and adopt the merger agreement without the vote of any other shareholder. They have agreed to vote their shares of NRC common stock in favor of the approval and adoption of the merger agreement. Accordingly, approval of the merger is assured, and no affirmative votes from other NRC shareholders are necessary to approve the merger agreement.


                                             By Order of the Board of Directors

                                             /s/ Dorothy S. Pollock

                                             Dorothy S. Pollock
                                             Secretary



                  All shareholders of NRC are cordially invited to attend the special meeting. Whether or not you plan to attend in person, you are urged to complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. This will assure your representation at the special meeting. If you attend the special meeting, you may, of course, vote your shares of NRC common stock in person even though you have sent in your proxy.

                  Do not send in your NRC common stock certificates with your proxy. After the merger is completed, you will be sent written instructions for delivering your stock certificates in exchange for the cash consideration to be paid to you in the merger.

                  This proxy statement is dated August 9, 1999 and was first mailed to NRC shareholders on or about August 9, 1999.

                                              TABLE OF CONTENTS
                                                                                                            Page
                                                                                                            ----
SUMMARY......................................................................................................-3-
         Date, Time and Place of Meeting.....................................................................-3-
         Record Date and Outstanding Shares..................................................................-3-
         Purpose of Special Meeting; Quorum; Votes Required..................................................-3-
         Proxies, Voting and Revocation......................................................................-4-
         Recommendation of the Board of Directors and Reasons for the Merger.................................-4-
         Interests of NRC's Management in the Merger.........................................................-4-
         Effective Time......................................................................................-4-
         The Merger and Contingent Transactions .............................................................-4-
         Treatment of Stock Options and Warrants.............................................................-5-
         Conditions to Closing; Regulatory Approvals.........................................................-5-
         Termination of the Merger Agreement.................................................................-5-
         Federal Income Tax Consequences.....................................................................-6-
         Dissenters Rights...................................................................................-6-
         Selected Financial Data.............................................................................-6-

MARKET FOR NRC'S COMMON
         STOCK AND RELATED SHAREHOLDER MATTERS...............................................................-7-

SELECTED HISTORICAL FINANCIAL DATA OF NRC ...................................................................-7-

THE SPECIAL MEETING..........................................................................................-8-
         Date, Time and Place of Meeting of Holders of Shares................................................-8-
         Record Date and Outstanding Shares..................................................................-8-
         Voting Rights; Quorum and Vote Required.............................................................-8-
         Proxies.............................................................................................-8-
         Solicitation of Proxies and Expenses................................................................-9-

THE MERGER AND CONTINGENT TRANSACTIONS......................................................................-10-
         General............................................................................................-10-
         Structure of the Merger............................................................................-10-
         Background of the Merger...........................................................................-11-
         Recommendation of the Board of Directors and Reasons for the Merger................................-13-
         Opinion of Financial Advisor.......................................................................-13-
         Effects of the Merger..............................................................................-15-
         Exchange Procedures for NRC Stock..................................................................-15-
         Interests of NRC's Management in the Merger........................................................-16-
         Federal Income Tax Consequences....................................................................-16-
         Regulatory and Other Approvals.....................................................................-17-
         Dissenters Rights..................................................................................-17-

THE MERGER AGREEMENT AND CONTINGENT AGREEMENTS..............................................................-20-
         The Merger Agreement...............................................................................-20-
         Voting Agreement...................................................................................-21-
         Stock Acquisition Agreement........................................................................-22-
         Shareholders Agreement.............................................................................-23-
         Interim Management Agreement.......................................................................-23-

                                                                                                            Page
                                                                                                            ----
INFORMATION CONCERNING NRC..................................................................................-24-
         Business...........................................................................................-24-
         Products and Markets...............................................................................-24-
         Patents............................................................................................-25-
         Distribution.......................................................................................-25-
         Backlog............................................................................................-25-
         Sources of Supply..................................................................................-25-
         Competitive Conditions.............................................................................-26-
         Customers..........................................................................................-26-
         Regulation.........................................................................................-27-
         Research and Development...........................................................................-27-
         Personnel..........................................................................................-27-
         Properties.........................................................................................-27-
         Legal Proceedings..................................................................................-28-

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS................................................................-29-

SECURITY OWNERSHIP OF CERTAIN
         BENEFICIAL OWNERS AND MANAGEMENT OF NRC............................................................-35-

INFORMATION CONCERNING APTEC INSTRUMENTS LTD.
         AND APTEC ACQUISITION CORP.........................................................................-36-

INDEPENDENT ACCOUNTANTS.....................................................................................-37-

AVAILABLE INFORMATION.......................................................................................-37-

SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING
         OF NRC SHAREHOLDERS................................................................................-37-

INDEX TO FINANCIAL STATEMENTS...............................................................................F-1

FINANCIAL STATEMENTS OF NUCLEAR RESEARCH CORPORATION

         Independent Auditors'Report........................................................................F-2

         Consolidated Statements of Operations for the Years Ended
                 June 30, 1998, 1997 and 1996...............................................................F-3

         Consolidated Balance Sheets as of June 30, 1998 and 1997...........................................F-4

         Consolidated Statements of Cash Flows for the Years Ended
                 June 30, 1998, 1997 and 1996...............................................................F-5

         Consolidated Statements of Changes in Shareholders'Equity
                 for the Years Ended June 30, 1998, 1997 and 1996...........................................F-7

         Notes to Consolidated Financial Statements for the Years Ended June 30,
                 1998, 1997 and 1996........................................................................F-10

                                                                                                            Page
                                                                                                            ----
         Consolidated Balance Sheets as of March 31, 1999 and June 30, 1998.................................F-23

         Consolidated Statements of Operations for the Three-Month and Nine-Month Periods Ended
                 March 31, 1999 and 1998....................................................................F-25

         Consolidated Statements of Changes in Shareholders'Equity for the Nine-Months Ended
                 March 31, 1999 and Year Ended June 30, 1998................................................F-27

         Consolidated Statements of Cash Flows for the Nine-Month Periods Ended
                 March 31, 1999 and 1998....................................................................F-28

         Notes to Consolidated Financial Statements for the Nine-Month Periods Ended
                 March 31, 1999 and 1998....................................................................F-29

ANNEXES

ANNEX A          Merger Agreement...........................................................................A-1

ANNEX B          Opinion of Financial Advisor...............................................................B-1

ANNEX C          Sections 1571 through 1580 and 1906 of the Pennsylvania Business
                          Corporation Law of 1988...........................................................C-1

                                 PROXY STATEMENT
                                     for the
                       Special Meeting of Shareholders of
                          NUCLEAR RESEARCH CORPORATION
                         to be held on September 9, 1999


         We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies by our board of directors for use at the special meeting of shareholders to be held on Thursday, September 9, 1999 at 9:00 a.m., local time, at the offices of NRC, located at 125 Titus Avenue, Warrington, Pennsylvania, and any and all adjournments or postponements of the special meeting. This proxy statement, the attached notice of special meeting of shareholders and the enclosed form of proxy are being mailed to NRC's shareholders on or about August 9, 1999.

         At the special meeting, shareholders entitled to notice of and to vote at the special meeting will be asked to approve and adopt an agreement and plan of merger, dated as of June 16, 1999, among NRC, Aptec Instruments Ltd., an Ontario corporation and Aptec Acquisition Corp., a Pennsylvania corporation which is a wholly-owned subsidiary of Aptec Instruments Ltd. Under this merger agreement, NRC will merge with and into Aptec Acquisition Corp., with Aptec Acquisition Corp. remaining as the surviving corporation. Each share of NRC common stock, other than a portion of the shares held by Earl and Dorothy Pollock and shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted, after adjusting for existing stock options and warrants, into the right to receive cash in the amount of $226.02 per share. Earl and Dorothy Pollock will receive a combination of cash and 12,720 shares of common stock of Aptec Instruments Ltd. No interest will accrue or be paid on cash payable to NRC shareholders, including Earl and Dorothy Pollock. All summaries and references to the merger agreement in this proxy statement are qualified in their entirety by reference to the text of the merger agreement which is attached to this proxy statement as Annex A.

         In connection with the proposed merger, NRC and Earl and Dorothy Pollock have entered into a stock acquisition agreement, dated June 16, 1999, with Eurisys Mesures SA, a French corporation, Aptec Instruments Ltd. and certain other parties, under which agreement Eurisys Mesures SA will acquire a 51% controlling interest in Aptec Instruments Ltd. common stock by purchasing 5,860 shares of Aptec Instruments Ltd. from Earl and Dorothy Pollock for $2,930,000 in cash and by purchasing additional shares directly from Aptec Instruments Ltd. and from the stockholders of Aptec Instruments Ltd. The NRC board of directors has considered the merger and the purchases of Aptec Instruments Ltd. stock by Eurisys Mesures SA, each of which transactions is conditioned on completion of the other at approximately the same time, together as a single transaction for purposes of determining the consideration payable to all NRC shareholders. The $3,285,201 in cash to be received by the NRC shareholders other than Earl and Dorothy Pollock, as well as the $3,144,799 in cash and the 6,860 shares of Aptec Instruments Ltd. to be received by Earl and Dorothy Pollock, after the sale of 5,860 shares to Eurisys Mesures SA represents, in the determination of NRC's board of directors and after adjusting for existing stock options and warrants, a value per share of $226.02 to all NRC shareholders. The merger agreement and the stock acquisition agreement provide for possible reductions in the merger consideration in the event of purchase price adjustments in the stock acquisition agreement, and if all such potential pre-closing purchase price adjustments are made at closing, the value per share to all NRC shareholders, after adjusting for outstanding stock options and warrants, would be reduced to $215.59. In the event adjustments reduce the purchase price further, either Eurisys Mesures SA or NRC is permitted, in certain circumstances, to terminate the merger agreement and the stock purchase agreement, and in other instances, Earl and Dorothy Pollock have agreed to bear the additional cost.



         Earl and Dorothy Pollock own a sufficient number of shares of NRC common stock to assure the approval and adoption of the merger agreement at the special meeting. Earl and Dorothy Pollock have agreed to vote all of their shares of NRC common stock in favor of the merger agreement. Accordingly, the affirmative vote of any other shareholder of NRC is not required to approve and adopt the merger agreement.

         The board of directors, including the board's sole independent director, have determined that the merger agreement, in the context of the transactions related to or contingent upon the merger agreement, is fair to and in the best interests of NRC and its shareholders, have approved the merger agreement, as well as the transactions related to, or contingent upon, the merger agreement, including the merger, and have recommended that NRC's shareholders approve and adopt the merger agreement. See "The Merger and Contingent Transactions -- Recommendation of the Board of Directors and Reasons for the Merger."

         Shareholders who fully comply with the requirements of Pennsylvania law with respect to dissenters rights will have the right to dissent from the merger and obtain fair value, determined in accordance with statutory procedures, for their shares of NRC common stock. Failure to take any step in connection with the exercise of dissenters rights may result in the termination or waiver of these rights. See "The Merger and Contingent Transactions -- Dissenters Rights" for a statement of the rights of dissenting shareholders and a description of procedures that must be followed to enforce these rights. All references to and summaries of Pennsylvania laws regarding dissenters rights in this proxy statement are qualified in their entirety by reference to the text of these laws which is attached to this proxy statement as Annex C.

         We do not anticipate that any other matter will be brought before the special meeting. If, however, other matters are presented, proxies will be voted in accordance with the best judgment of the proxyholders.



               The date of this proxy statement is August 9, 1999.

                                     SUMMARY

         This is a brief summary of important information contained elsewhere in this proxy statement. References in this proxy statement to "we," "our company" and "NRC" are references to Nuclear Research Corporation. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this proxy statement, and the attached Annexes, including the merger agreement, a copy of which is attached as Annex A to this proxy statement. We urge you to read this proxy statement and the Annexes in their entirety.

Date, Time and Place of Meeting

         The special meeting will be held on Thursday, September 9, 1999, at 9:00 a.m., local time, at our offices, located at 125 Titus Avenue, Warrington, Pennsylvania 18976.

Record Date and Outstanding Shares

         Our board of directors has fixed the close of business on August 9, 1999 as the record date for determining which holders of our outstanding shares of common stock are entitled to notice of and to vote at the special meeting. On the record date, we had 27,658 issued and outstanding shares held by approximately 1,675 holders of record. The shares constitute our only outstanding class of stock. Each share is entitled to one vote. See "The Special Meeting -- Record Date and Outstanding Shares."

Purpose of Special Meeting; Quorum; Votes Required

         At the special meeting, shareholders will be asked to consider and vote upon a proposal to approve and adopt an agreement and plan of merger, dated as of June 16, 1999, among NRC, Aptec Instruments Ltd., an Ontario corporation and Aptec Acquisition Corp., a Pennsylvania corporation which is a wholly-owned subsidiary of Aptec Instruments Ltd. Under this merger agreement, NRC will merge with and into Aptec Acquisition Corp., with Aptec Acquisition Corp. remaining as the surviving corporation. Each issued and outstanding share of NRC common stock, other than shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted into the right to receive, after adjusting for existing stock options and warrants, a maximum of $226.02, and a minimum of $215.59 per share. All shareholders of NRC other than Earl and Dorothy Pollock will receive this payment in cash, without interest. Earl and Dorothy Pollock will receive consideration valued at a maximum of $226.02, and a minimum of $215.59, per share of NRC common stock, consisting of a combination of cash, without interest, and 12,720 shares, or 12,210 shares if the minimum consideration is received, of Aptec Instruments Ltd. common stock. Their shareholdings of Aptec Instruments Ltd. will be reduced to 6,860 shares upon closing of a related contemporaneous transaction. See "The Merger and Contingent Transactions."

         Pennsylvania law requires:

         o the presence, in person or by duly executed proxy, of the holders of a majority of the outstanding shares entitled to vote to constitute a quorum; and

          o the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the merger to approve the merger agreement.

The shares owned by Earl and Dorothy Pollock represent 56% of the issued and outstanding shares of NRC common stock and are therefore sufficient to assure approval and adoption of the merger agreement without the vote of any other shareholder. Earl and Dorothy Pollock agreed to vote or cause to be voted all of their shares in favor of the merger agreement. See "The Special Meeting -- Voting Rights; Quorum and Vote Required" and "The Merger Agreement and Contingent Agreements - Voting Agreement."

Proxies, Voting and Revocation

         All eligible shares represented by properly executed proxies will, unless these proxies have previously been revoked, be voted at the special meeting, and any adjournments or postponements of the special meeting, in accordance with the directions on the proxies. If a proxy is duly executed and submitted without directions, the shares will be voted for the approval and adoption of the merger agreement.

                  A proxy may be revoked by:

                  o delivering to our Secretary at or before the special meeting a written notice of revocation bearing a later date than the proxy;

                  o executing a later-dated proxy relating to the same shares and delivering it to our Secretary at or before the special meeting; or

                  o attending the special meeting and voting in person; attendance alone will not in and of itself constitute revocation of a proxy.

Any written notice revoking a proxy should be delivered to Nuclear Research Corporation, 125 Titus Avenue, Warrington, Pennsylvania 18976, Attention:
Dorothy S. Pollock, Secretary. See "The Special Meeting -- Proxies."

Recommendation of the Board of Directors and Reasons for the Merger

         After an evaluation of business and financial factors relating to NRC, including concerns about future management, recent reductions in sales and profitability and the incurrence of bank credit restrictions, the board, including the board's sole independent director, approved the merger agreement and unanimously recommended that our shareholders vote FOR the approval and adoption of the merger agreement. See "The Merger and Contingent Transactions -- Recommendation of the Board of Directors and Reasons for the Merger."

Interests of NRC's Management in the Merger

         Some members of our management will receive direct or indirect additional benefits as a result of the merger and related transactions. See "The Merger and Contingent Transactions -- Interests of NRC's Management in the Merger."

Effective Time

         The merger is conditioned upon the contemporaneous closing of the related stock acquisition and will become effective as of the date and time when articles of merger are filed with and have received the endorsed approval of the Secretary of State of the Commonwealth of Pennsylvania.

The Merger and Contingent Transactions

         Under the merger agreement, we will merge with and into Aptec Acquisition Corp., with Aptec Acquisition Corp. continuing as the surviving corporation. Each share, other than shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted into the right to receive $226.02 per share, after adjusting for existing stock options and warrants. All shareholders other than Earl and Dorothy Pollock will receive this payment in cash, without interest. Earl and Dorothy Pollock, in the aggregate, will receive a combination of cash and 12,720 shares of Aptec Instruments Ltd. common stock, which will be reduced to 6,860 shares upon closing of the related contemporaneous transaction summarized in the next paragraph.

         Contemporaneous with the execution of the agreement and plan of merger, NRC and Earl and Dorothy Pollock entered into a stock acquisition agreement dated June 16, 1999, with Eurisys Mesures SA, a French corporation, Aptec Instruments Ltd. and certain other parties. Under this agreement, Eurisys Mesures SA, immediately upon and as a condition of effectiveness of the merger, will acquire a 51% controlling interest in Aptec Instruments Ltd. common stock by purchasing 5,860 shares of Aptec Instruments Ltd. from Earl and Dorothy Pollock for $2,930,000 in cash and by purchasing additional shares directly from Aptec Instruments Ltd. and from the stockholders of Aptec Instruments Ltd. The NRC board of directors has considered the merger and the contemporaneous purchases of Aptec Instruments Ltd. stock from Earl and Dorothy Pollock by Eurisys Mesures SA, together as a single transaction for purposes of determining the merger consideration to be paid to NRC shareholders. The resulting $3,285,201 in cash to be received by the NRC shareholders other than Earl and Dorothy Pollock, combined with the $3,144,799 in cash to be received and the net amount of 6,860 shares of Aptec Instruments Ltd. common stock to be retained by Earl and Dorothy Pollock, represents a price per share of $226.02 to all NRC shareholders, after adjusting for existing stock options and warrants. The merger agreement and the stock acquisition agreement provide for possible reductions in the purchase price, and if the maximum pre-closing contractual adjustments are made at closing, the value of the merger consideration payable to all NRC shareholders, after adjusting for outstanding stock options and warrants, would be reduced to $215.59 per share. In the event adjustments reduce the purchase price further, either Eurisys Mesures SA or NRC is permitted, in certain circumstances, to terminate the merger agreement and the stock purchase agreement.

         After the merger, our company will cease to exist and holders of shares of NRC common stock will have no continuing equity interest in Aptec Acquisition Corp. Therefore, current NRC shareholders will not share in future earnings, dividends or growth, if any, of the surviving corporation, although Earl and Dorothy Pollock will own shares of Aptec Instruments Ltd., Aptec Acquisition Corp.'s parent company. See "The Merger and Contingent Transactions -- Effects of the Merger."

Treatment of Stock Options and Warrants

         Each option and warrant to purchase shares of NRC common stock held by any shareholder of NRC will be converted into the right to receive the merger cash consideration, less the exercise price of the option or warrant, except that Earl and Dorothy Pollock will receive payment for their options and warrants in the form of Aptec Instruments Ltd. common stock. The Aptec Instruments Ltd. common stock Earl and Dorothy Pollock receive for their warrants is included in the 12,720 shares of common stock they will receive under the terms of the merger agreement. See "The Merger Agreement and Contingent Agreements -- The Merger Agreement -- Treatment of Options and Warrants."

Conditions to Closing; Regulatory Approvals

         The merger is subject to the prior approval and adoption of the merger agreement by our shareholders and certain other customary closing conditions. See "The Merger Agreement and Contingent Agreements -- The Merger Agreement -- Conditions to the Merger" and "The Merger and Contingent Transactions -- Regulatory and Other Approvals."

Termination of the Merger Agreement

         The merger agreement may be terminated at any time prior to closing by, among other things, the mutual agreement of the parties or, after the occurrence of various events or actions described in the merger agreement, by one of the parties acting independently. See "The Merger Agreement and Contingent Agreements -- The Merger Agreement -- Representations and Warranties; Termination."

Federal Income Tax Consequences

         If the merger is consummated, the exchange of NRC shares by holders, other than Earl and Dorothy Pollock, exclusively in exchange for the cash consideration to be paid in the merger will be a taxable transaction under the Internal Revenue Code of 1986. Because of the complexities of the tax laws, shareholders are advised to consult their own tax advisors concerning the applicable federal, state, local, foreign and other tax consequences resulting from the merger. See "The Merger and Contingent Transactions -- Federal Income Tax Consequences."

Dissenters Rights

         Section 1930 of the Pennsylvania Business Corporation Law of 1988 provides that shareholders who do not vote in favor of the merger will be entitled to exercise dissenters rights in connection with the merger. Shareholders desiring to exercise dissenters rights will have the rights and duties and must follow the procedures set forth in relevant provisions of Pennsylvania law, the full text of which is attached to this proxy statement as Annex C. Shareholders desiring to exercise dissenters rights must carefully follow the procedures described in Pennsylvania law and are urged to read Annex C in its entirety. The board of directors determined that the merger agreement should indicate that the fairness of the differences in form of consideration between Earl and Dorothy Pollock and the remaining shareholders is to be governed by Section 1906(a) of the Pennsylvania Business Corporation Law, which basically provides that the differences not be manifestly unreasonable; the board of directors has determined that the differences in the form of consideration are both fair and not manifestly unreasonable. In the absence of fraud or fundamental unfairness, these dissenters rights will be the exclusive remedy for shareholders objecting to the merger. It is a condition precedent to the obligations of Aptec Instruments Ltd. and Aptec Acquisition Corp. under the merger agreement that shareholders owning no more than 10% of the common stock of NRC elect to exercise their dissenters rights under Pennsylvania law. See "The Merger and Contingent Transactions -- Dissenters Rights."

Selected Financial Data

         For selected financial data regarding NRC, see "Selected Historical Financial Data of NRC."

                             MARKET FOR NRC'S COMMON
                      STOCK AND RELATED SHAREHOLDER MATTERS

         There is no established public trading market for NRC's common stock. As of June 30, 1999, NRC had approximately 1,675 shareholders of record, of which approximately 1,616 shareholders own ten shares or fewer.

         NRC did not pay any dividends in fiscal years 1999 and 1998 and does not anticipate paying dividends in the foreseeable future.

                    SELECTED HISTORICAL FINANCIAL DATA OF NRC

         The selected historical consolidated financial information with respect to NRC and its subsidiaries for the fiscal years ended June 30, 1998, 1997, 1996, 1995 and 1994 are excerpted from the audited financial statements of NRC. The selected financial data for the nine months ended March 31, 1999 are derived from the unaudited financial statements of NRC and, in the opinion of NRC's management, include all adjustments, consisting only of normal recurring adjustments, which are necessary to present fairly the results of operations and financial position for that period. The results for the nine months ended March 31, 1999 are not necessarily indicative of the results to be expected for the full year. The following financial information should be read in conjunction with "Management's Discussion and Analysis of Results of Operations and Financial Condition" and the consolidated financial statements and related notes included elsewhere in this proxy statement.

                           For the Nine Months
                             Ended March 31,                           For the Fiscal Year Ended June 30,
                       ---------------------- -------------------------------------------------------------------------
                           1999         1998        1998         1997         1996        1995              1994
                       ---------------------- --------------------- ---------------------------------------------------
Net Sales              $13,581,755  $ 6,494,671  $ 9,728,960  $12,202,559  $25,100,604  $27,051,737      $20,852,694

Net Income (Loss)      $   774,009  $(2,713,907) $(2,964,272) $(1,300,095) $ 1,706,967  $ 1,278,476      $   622,353 (1)

Net Income (Loss) Per
 Common Share(3)       $     27.98  $    (98.12) $   (107.18) $    (47.01) $     61.72  $     46.22      $     22.50


Total Assets           $10,977,729  $10,099,699  $11,009,940  $11,667,603  $13,809,940  $ 11,392,00(2)   $11,024,694

Long-term Debt         $         0  $    87,500  $    61,250  $   217,895  $   141,666  $   379,131      $   738,870

Dividends Declared,
Per Common Share       $         0  $         0  $         0  $         0  $         0  $         0      $         0



(1) During fiscal 1994, the final settlement of NRC's insurance claim related to the partial roof collapse at the Dover Division in March 1993 resulted in a recorded gain of $323,209.

(2) Certain items in the 1995 financial statements have been reclassified to conform with their 1996 presentation.

(3) Net Income (Loss) Per Common Share has been restated for the fiscal years ended June 30, 1997, 1996, 1995 and 1994 to reflect a correction in the number of shares reported outstanding for each such fiscal year from 28,175 to 27,658.

                               THE SPECIAL MEETING

Date, Time and Place of Meeting of Holders of Shares

         The special meeting will be held on Thursday, September 9, 1999, at 9:00 a.m., local time, at our offices, located at 125 Titus Avenue, Warrington, Pennsylvania 18976.

Record Date and Outstanding Shares

         The board of directors has fixed the close of business on August 9, 1999 as the record date for the determining which shareholders are entitled to notice of and to vote at the special meeting. On the record date, NRC had 27,658 outstanding shares held by approximately 1,675 holders of record. These shares constitute NRC's only outstanding class of stock.

Voting Rights; Quorum and Vote Required

         Each holder of NRC common stock on the record date is entitled to one vote for each share held of record by him or her. Under Pennsylvania law, the presence, either in person or by duly executed proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum. Holders present in person at the special meeting but not voting, or for whom NRC has received proxies but with respect to which authority has been withheld to vote on any matter, will be counted as present at the special meeting only for purposes of determining the presence or absence of a quorum. NRC will treat broker non-votes in a similar manner.

         Pennsylvania law requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the merger to approve the merger agreement. Earl and Dorothy Pollock own 15,502 shares, or approximately 56%, of the issued and outstanding shares of NRC common stock, and have agreed to vote or cause to be voted all of their shares in favor of the merger agreement. Accordingly, approval of the merger agreement is assured without the vote of any other shareholder.

Proxies

         All shares represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting in accordance with their instructions. If no instructions are included on the proxy, it will be voted FOR approval of the merger agreement except as otherwise set forth in this proxy statement. Such proxies are solicited on behalf of the board.

                  A proxy given pursuant to this solicitation may be revoked at any time before it is voted. A proxy may be revoked by:

                  o delivering to our Secretary at or before the special meeting a written notice of revocation bearing a later date than the proxy;

                  o executing a later-dated proxy relating to the same shares and delivering it to our Secretary at or before the special meeting; or

                  o attending the special meeting and voting in person; although attendance at the special meeting will not in and of itself constitute revocation of a proxy.

Any written notice revoking a proxy should be delivered to Nuclear Research Corporation, 125 Titus Avenue, Warrington, Pennsylvania 18976, Attention:
Dorothy S. Pollock, Secretary.

Solicitation of Proxies and Expenses

         NRC will bear the entire cost of this solicitation of proxies; however, in the event fees and expenses incurred between April 1, 1999 and closing exceed $350,000, all shareholders will bear the next $75,000 of those costs through a reduction in their merger consideration and, thereafter, Earl and Dorothy Pollock have agreed to reimburse NRC or Aptec Instruments Ltd. for amounts in excess of $425,000. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares of NRC common stock in their names but beneficially owned by others to forward to the beneficial owners. NRC will reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitations by directors, officers or other regular employees of NRC. No additional compensation will be paid to directors or officers or other regular employees for these services.

         Do not send in your NRC common stock certificates with your proxy. After the merger is completed, we will send you written instructions for delivering your stock certificates in exchange for the cash consideration to be paid to you in the merger.

                     THE MERGER AND CONTINGENT TRANSACTIONS

General

         The merger agreement provides, among other things, for the merger of NRC with and into Aptec Acquisition Corp., with Aptec Acquisition Corp. continuing as the surviving corporation. As soon as possible following the approval and adoption of the merger agreement by the shareholders of NRC and the satisfaction or waiver of the other conditions to the merger, the merger will be consummated. The merger will become effective as of the date and time when articles of merger as required by Pennsylvania law are filed with, and have received the endorsed approval of, the Secretary of State of the Commonwealth of Pennsylvania.

Structure of the Merger

         Upon consummation of the merger, NRC will cease to exist. Each share of NRC common stock, other than shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted into the right to receive $226.02 per share, after adjusting for existing stock options and warrants. All shareholders of NRC other than Earl and Dorothy Pollock will receive this payment in cash, without interest. Earl and Dorothy Pollock will receive a combination of cash and 12,720 shares of common stock of Aptec Instruments Ltd., which will be reduced to 6,860 shares upon closing of the related contemporaneous transaction summarized in the next paragraph.

         Concurrently with the execution of the merger agreement, NRC and Earl and Dorothy Pollock entered into a stock acquisition agreement dated June 16, 1999, with Eurisys Mesures SA, a French corporation, Aptec Instruments Ltd. and certain other parties. Under this agreement, immediately upon and as a condition of effectiveness of the merger, Eurisys Mesures SA, will acquire a 51% controlling interest in Aptec Instruments Ltd. common stock by purchasing 5,860 shares of Aptec Instruments Ltd. from Earl and Dorothy Pollock for $2,930,000 in cash and by purchasing additional shares directly from Aptec Instruments Ltd. and from the pre-merger stockholders of Aptec Instruments Ltd. The NRC board of directors including the sole independent director, Charles G. Sulzberger, Jr., has considered the merger and the contemporaneous purchases of Aptec Instruments Ltd. stock by Eurisys Mesures SA, together as a single transaction for purposes of determining the consideration payable to all NRC shareholders. The $3,285,201 in cash to be received by the NRC shareholders other than Earl and Dorothy Pollock, as well as $3,144,799 in cash, and the 6,860 shares (net after the sale of 5,860 shares to Eurisys Mesures SA) of Aptec Instruments Ltd. common stock, to be received by Earl and Dorothy Pollock, represents, in the determination of NRC's board of directors, after adjusting for existing stock options and warrants, a value per share of $226.02 to all NRC shareholders. The merger agreement provides for possible reductions in the merger consideration in the event of purchase price adjustments in the stock acquisition agreement, and if all such potential pre-closing purchase price adjustments are made, the value per share to all NRC shareholders, including Earl and Dorothy Pollock, after adjusting for existing stock options and warrants, would be reduced to $215.59. In the event adjustments would reduce the purchase price further, either Eurisys Mesures SA or NRC is permitted, in certain circumstances, to terminate the merger agreement and the stock acquisition agreement, and in other instances, Earl and Dorothy Pollock have agreed to bear the additional cost. Earl and Dorothy Pollock have agreed to be the sole source of funding an escrow holdback of $314,480 to protect Eurisys Mesures SA against breaches of certain representations, warranties and covenants in the merger agreement and the stock acquisition agreement. See "The Merger Agreement and Contingent Agreements -- The Merger Agreement" and "- Stock Acquisition Agreement."

         As noted above, the merger and the transactions under the stock acquisition agreement have been treated by the NRC board as one transaction for purposes of allocating value to Earl and Dorothy Pollock and the remaining NRC shareholders. The board's sole independent director obtained an opinion from the investment banking firm of Howard, Lawson & Co. dated June 16, 1999, that the allocation of the value in these transactions to the shareholders of NRC was fair, from a financial point of view. See "Background of the Merger," "Recommendation of the Board of Directors and Reasons for the Merger" and "Opinion of Financial Advisor."

Background of the Merger

         The board of directors of NRC, while addressing its strategic goals in late 1997, determined that it was always open to indications of interest for the acquisition of NRC, or other strategic transactions, but that a reasonable approach for NRC at that time would be to remain independent. Shortly thereafter, NRC, at the suggestion of its bank lender, was requested to retain a consultant to advise it in connection with current management and operations in light of NRC's significant prior year loss and deterioration in collateral for NRC's outstanding bank loans. At a meeting of the board of directors in May 1998, NRC's newly retained consultant suggested that various strategic alternatives be explored, including finding a significant investor for NRC, selling NRC, or selling one of NRC's divisions and recapitalizing the balance of NRC. The consultant also advised the board that NRC's bank lender had moved NRC's loans into a troubled loan category and had insisted that Earl and Dorothy Pollock guarantee collateral shortfall underlying the debt.

         NRC's consultant was authorized at that time to explore whether NRC could find a buyer or a significant investor. A total of fifteen parties were approached by the consultant. One of these parties ultimately made a proposal to acquire NRC. The proposal, received in July 1998, contemplated a purchase of NRC for $4.5 million in cash, the assumption of all debt of NRC and potential deferred payments, if earned, over several years. After further discussions, it appeared that the prospective purchaser was interested ultimately in acquiring only one of NRC's two divisions and eventually the discussions were mutually discontinued.

         At approximately the same time that NRC was pursuing the above discussions, informal discussions between Edward Zieba and Earl Pollock commenced concerning the possibility of NRC merging with Aptec Instruments Ltd., an Ontario corporation engaged generally in the same business as NRC. Mr. Zieba indicated a desire at that time to keep NRC's operations intact after the merger. On September 17, 1998, Aptec Instruments Ltd. made a proposal to acquire NRC through merger, whereby NRC shareholders would receive a 30%, later increased to 32%, equity interest in the merged entity and a cash payment of $3.5 million. NRC shareholders who received stock of the merged entity would have an option to "put" their shares to the merged entity after three years to sell their shares to the merged entity for twice the attributed value of the shares at closing, conditioned upon the entity's ability to pay, which would have been dependent upon NRC's performance over that period. In addition, Aptec Instruments Ltd.'s ability to deliver $3.5 million of cash at closing, the maximum amount of cash that it represented it could raise, was dependent upon the availability of a bank line in that amount. In the fall of 1998, letters of intent were executed with Aptec Instruments Ltd. concerning a proposed merger of the two companies and effectively prohibiting the resale of NRC, or a substantial interest in NRC, within one year following closing. The proposed merger was conditioned upon Aptec Instruments Ltd. receiving financing sufficient to fund the cash portion of the transaction, virtually all of which would be paid to NRC shareholders other than Earl and Dorothy Pollock in order to minimize the number of shareholders in the surviving corporation.

         Mr. Zieba, meanwhile, discussed with Eurysis Mesures SA whether Aptec Instruments Ltd. and NRC would be interested in selling a majority of their merged company to Eurisys Mesures SA at a higher valuation than that implied in the Aptec/NRC transaction. The NRC board of directors, on January 14, 1999, authorized NRC to proceed to pursue and enter into an agreement with Aptec Instruments Ltd. for merger in accordance with the latest letter of intent and definitive documentation to be negotiated. The board of directors further resolved that NRC should advise Aptec Instruments Ltd. and Eurisys Mesures SA that it was also willing to complete a merger with Aptec Instruments Ltd. contemporaneously with the acquisition by Eurisys Mesures SA of a 51% interest in the merged entity to be formed by the merger of Aptec Instruments Ltd. and NRC.

         Thereafter, following extensive due diligence by the parties, a letter of intent was executed on March 26, 1999 by Eurisys Mesures SA, NRC, Aptec Instruments Ltd., Earl and Dorothy Pollock and Mr. Zieba. The letter of intent placed a $23 million value on the merged entity, and provided for a $2 million additional investment by Eurisys Mesures SA into the merged entity. Eurisys Mesures SA had determined that it was interested solely in a transaction in which it would pay cash for 51% of the merged entity; in addition, because of concerns about inheriting multiple shareholders and public company issues, Eurisys Mesures SA's participation was conditioned on cashing out all remaining shareholders of NRC other than Earl and Dorothy Pollock. The total consideration for the transaction, in addition to the $3.5 million payable to the shareholders, other than Earl and Dorothy Pollock, as result of the merger of Aptec Instruments Ltd. and NRC, would involve an additional $3.4 million of cash to Earl and Dorothy Pollock in exchange for a sufficient number of shares to increase Eurisys Mesures SA's ownership to 51% of the surviving entity, with Earl and Dorothy Pollock retaining a 15.68% interest in Aptec Instruments Ltd. The letter of intent envisioned a shareholders agreement with "put" and "call" options between Eurisys Mesures SA and Earl and Dorothy Pollock and Mr. Zieba with regard to their post-merger Aptec Instruments Ltd. shares, at multiples of earnings before interest taxes, depreciation and amortization, over a three year period following a three year moratorium, but with no minimum purchase price protection. The letter of intent further provided for a one year employment agreement for Earl Pollock at $225,000 and a one year consulting agreement thereafter for $150,000. Eurisys Mesures SA received a 120-day exclusive right to deal with NRC in connection with the letter of intent.

         In May 1999, the NRC board of directors determined that the two contemporaneous transactions, consisting of the merger and the purchase of shares by Eurisys Mesures SA, should be treated as one transaction for the purpose of determining the ultimate consideration to be shared by all shareholders, and Earl and Dorothy Pollock advised that they were amenable to this result. The board also approved negotiated adjustments to the purchase price. The independent director considered, but took no action on, the question of whether Earl and Dorothy Pollock were entitled to a premium price in connection with the proposed transactions in exchange for their willingness to pass on to the other shareholders of NRC the benefits of the sale of a portion of their Aptec Instruments Ltd. shares to Eurisys Mesures SA, and their agreement, after negotiation with the independent director, to provide to Eurisys Mesures SA all of the representations, warranties and covenants which would survive closing and to provide the escrow funds necessary to secure a portion of those representations and warranties for the duration of their survival. At that meeting, the board authorized the independent director to retain an investment banking firm to provide a fairness opinion to assist him in determining the fairness of the consideration to be paid to shareholders, particularly the allocation of cash and shares as between Earl and Dorothy Pollock and all other shareholders of NRC. The board was informed of the legal issues involved in determining the fairness of the transactions.

         The board, at a meeting held on May 26, 1999, approved the independent director's retention of Howard, Lawson & Co., a Philadelphia-based investment banking firm, for the purpose of providing a fairness opinion. The board reviewed various considerations relating to fairness which resulted from discussions with Howard, Lawson & Co. and reviewed again the legal bases in connection with the board's determinations. The board, including the independent director, then received the opinion of Howard, Lawson & Co., to the effect that the allocation of $3,285,201 cash for the shares of all shareholders other than Earl and Dorothy Pollock and $3,144,799 cash and a net amount of 6,860 shares, or 14.4%, of Aptec Instruments Ltd. common stock for the shares of Earl and Dorothy Pollock, was fair to the non-Pollock shareholders from a financial point of view. The independent director, in part on the basis of the advice of Howard, Lawson & Co., determined that the difference in the form of consideration to be paid to the non-Pollock shareholders and to Earl and Dorothy Pollock was fair and appropriate. In so doing, he determined that the value of the consideration to be received by Earl and Dorothy Pollock, based on various factors delineated by Howard, Lawson & Co., would be no greater per share than the cash value per share to be paid to shareholders and that, therefore, no control premium would be involved for Earl and Dorothy Pollock. At that meeting, the board of directors and the independent director authorized the officers and NRC's representatives to negotiate and execute definitive documents relating to the merger and the subsequent agreement of sale by Earl and Dorothy Pollock to Eurisys Mesures SA, which required NRC to be a party.

         Negotiations continued among the parties to the proposed merger and the other proposed transactions. Various issues relating to environmental concerns and transaction costs caused the transactions to be further amended to provide that the ultimate purchase price to shareholders, including Earl and Dorothy Pollock, would be reduced if certain limits were exceeded with regard to the cost of environmental remediation or incurrence of costs in excess of specified amounts. The parties, however, effectively agreed that the reduction, on a per-share basis, would be no greater than $10.43 per share which resulted in the maximum per share price remaining at $226.02 per share and the minimum being $215.59 per share. On June 16, 1999, definitive agreements were executed. NRC's bank lender, First Union National Bank, has acquiesced to the proposed transactions on a conditional basis.

Recommendation of the Board of Directors and Reasons for the Merger

         After an evaluation of business and financial factors relating to NRC, including concerns about future management, recent reductions in sales and profitability and bank credit restrictions, the board, as well as the board's sole independent director, approved the merger agreement and unanimously recommended that our shareholders vote FOR the approval and adoption of the merger agreement.

Opinion of Financial Advisor

         The independent director of NRC received the oral opinion of Howard, Lawson & Co. on May 26, 1999 and the written opinion of Howard, Lawson & Co. dated June 16, 1999. A copy of this opinion is attached to this proxy statement as Annex B. The opinion states that the allocation of consideration in the merger is fair to the shareholders of NRC, other than Earl and Dorothy Pollock, from a financial point of view.

         In rendering its opinion, Howard, Lawson & Co., among other things:

         o reviewed the Agreement and Plan of Merger, dated June 16, 1999;
         o reviewed the Stock Acquisition Agreement, dated June 16, 1999;
         o reviewed the proposed Shareholders Agreement;
         o reviewed the proposed Non-Competition Agreement, among Aptec Instruments, Ltd., Eurisys Mesures SA, and Mr. Earl M. Pollock;
         o reviewed the proposed Employment Agreement and the Consulting Agreement between Aptec Instruments Ltd., Aptec Acquisition Corp., and Mr. Earl M. Pollock;
         o reviewed the Interim Management Agreement, dated June 16, 1999;
         o reviewed the Voting Agreement, dated June 16, 1999;
         o reviewed the NRC Annual Report and Form 10-KSB for the fiscal year ended June 30, 1998, NRC Forms 10-QSB for the quarters ended September 30, 1998 and December 31, 1998;
         o reviewed the NRC Statement of Operations and Balance Sheet for the nine months ended March 31, 1999; o reviewed the NRC Projected Statement of Income and Cash Flow for the Years Ending June 30, 1999, 2000, and 2001;
         o reviewed the Aptec Instruments Ltd. audited consolidated financial statements for the fiscal years ended August 31, 1997 and August 31, 1998;
         o reviewed the Aptec Instruments Ltd., Projected Combined Financial Statements for the years ending August 31, 1999, 2000, and 2001 (unaudited);
         o reviewed minutes from certain meetings of the board of directors of NRC;
         o reviewed other operating and financial information provided by NRC related to the business and prospects of NRC;
         o reviewed other documents related to the transactions; performed studies, analysis, inquiries and investigations as it deemed relevant for the purposes of its opinion; and
         o held discussions with representatives of the NRC concerning the transactions, events leading to the transaction, the business and operations of NRC and historical and projected financial statements of NRC.

         Specifically, Howard, Lawson & Co. considered and analyzed the financial data of NCR and performed a variety of financial and comparative analyses, as described below.

         Howard, Lawson & Co. noted that, as a result of the merger and the transactions under the stock acquisition agreement, which have been treated by the NRC board as one transaction for purpose of allocating value to Earl and Dorothy Pollock and the remaining NRC shareholders, the shareholders of NRC will receive $6,430,000 in cash and 6,860 shares of Aptec Instruments Ltd. common stock. For the purpose of its opinion, Howard, Lawson & Co. analyzed the fair market value of the Aptec Instruments Ltd. common stock received. Because there is no market for the common stock of Aptec Instruments Ltd., Howard, Lawson & Co. prepared a number of analyses of the value of the Aptec Instruments Ltd. common stock.

         Howard, Lawson & Co. prepared an analysis of the value of the Aptec Instruments Ltd. common stock as measured by the present value of the likely proceeds from the sale of the stock under the terms of the shareholders agreement. The shareholders agreement provides that the holders of the Aptec Instruments Ltd. common stock will have the right to sell to Eurisys Mesures SA, and that Eurisys Mesures SA will have the right to purchase, the Aptec Instruments Ltd. common stock at certain times and under certain conditions. Specifically, beginning in 2003 and ending in 2005 each will have the opportunity to effect a sale. The sale price will be determined by a formula which is a multiple of the average earnings before interest, taxes, depreciation and amortization of Aptec Instruments Ltd. for the two years preceding the purchase. The multiple applied will be four times, five times, and six times respectively in 2003, 2004, and 2005. Because of the structure of these options, Howard, Lawson & Co. believed it highly likely that they will be exercised, and that a present value analysis of the proceeds from the sales provides a highly relevant indication of the value of the Aptec Instruments Ltd. common stock.

         Howard, Lawson & Co. utilized financial projections of Aptec Instrument Ltd. through 2001 as prepared by management of Aptec Instruments Ltd. to include the effects of the merger. In order to calculate the likely option prices, Howard, Lawson & Co. extrapolated the projections to the year 2005 using a 16.35% annual growth rate for earnings before interest, taxes, depreciation and amortization. It then calculated the proceeds from the exercise of the option in each of the year 2003, 2004, and 2005. It then calculated the present value of such proceeds at annual discount rates ranging from 18% to 25% a year, resulting in a range of $280 to $375 per Aptec Instruments Ltd. common stock.

         Howard, Lawson & Co. also prepared an analysis of the fair market value of the Aptec Instruments Ltd. common stock in light of the prices paid by Eurisys Mesures SA for a 51% interest in the common stock of Aptec Instruments Ltd. In a series of related transactions, Eurisys Mesures SA will acquire 24,225 shares of the common stock of Aptec Instruments Ltd., equal to a 51% interest in the common stock, for $12,112,500, or $500 per share. For the purpose of its opinion, Howard, Lawson & Co. considered these transaction as a single arms-length transaction. As such, it analyzed the fair market value of the Aptec Instruments Ltd. common stock in light of these transactions. Since the Aptec Instruments Ltd. common stock which Earl and Dorothy Pollock will receive represent a minority interest in a privately-held company for which no market exists, Howard, Lawson & Co. considered the effect on value of the relative lack of control of the Aptec Instruments Ltd. common stock and their lack of marketability. After review of a number of relevant studies and after taking into consideration the rights and restrictions contained in the shareholders agreement, including the right to elect a director, restrictions on sale and transferability, and the sale options, Howard, Lawson & Co. determined that a discount of 25% to 44%, as implied by the range of $280 to $375 to the price paid by Eurisys Mesures SA, would appropriately reflect the fair market value of the Aptec Instruments Ltd. common stock.

         Such a range of value indicates a fair market value of $1,920,800 to $2,572,500 for the Aptec Instruments Ltd. common stock and $8,350,800 to $9,002,500 for the total consideration in the transaction. The independent director assigned a value of $8,488,000 to the transaction, which, after adjusting for existing stock options and warrants, was allocated on a pro rata basis to all shares, resulting in $226.02 per share. Howard, Lawson & Co. noted that no premium was assigned to the shares owned by Earl and Dorothy Pollock, despite their control position, and no value was ascribed to the representations and warranties provided by Earl and Dorothy Pollock in the merger. Howard, Lawson & Co. opined that, on the basis of the their analysis, the allocation of consideration in the merger is fair to the shareholders of NRC, other than Earl and Dorothy Pollock, from a financial point of view.

         In rendering its opinion, Howard, Lawson & Co. relied on the completeness and accuracy of the information provided to it by the management of NRC including the information listed earlier. Howard, Lawson & Co. did not independently verify the financial, legal, tax, operating and other information provided to it by NRC or publicly available and relied on the completeness and accuracy of such information in all respects. Howard, Lawson & Co. did not make independent appraisals or evaluations of the assets of NRC, and relied upon the representations of management concerning information with respect to NRC and its financial statements. Howard, Lawson & Co. assumed that the information relating to the prospects of NRC and Aptec Instruments Ltd., furnished by the companies, reflects the best then currently available estimates and judgments of their respective management. Howard, Lawson & Co. relied on NRC to advise it promptly if any information previously provided became inaccurate or was required to be updated. Its analysis is necessarily based upon economic, market and other conditions and the information made available to it as of the date of its opinion. Howard, Lawson & Co. was not asked to provide an opinion on the aggregate transaction price or on the transaction taken as a whole and, therefore, provided no such opinion.

         The independent director selected Howard, Lawson & Co. solely to render a fairness opinion in connection with the transaction after receiving referrals of investment banking firms from NRC's consultant and counsel and after considering various firms. Howard, Lawson & Co. is an investment banking firm with substantial experience in transactions similar to the merger and is familiar with NRC and its business. Howard, Lawson & Co. has had no prior business relationship with NRC. As part of its investment banking business, Howard, Lawson & Co. is continually engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, private placements and valuations for corporate and other purposes.

         Pursuant to the terms of the engagement of Howard, Lawson & Co. for its opinion with respect to the fairness of the transaction, NRC agreed to pay Howard, Lawson & Co. an aggregate fee of $22,500 plus hourly charges in connection with its assistance in preparing the proxy statement and certain out-of-pocket expenses.

Effects of the Merger

         If the merger is consummated, NRC shareholders, other than Earl and Dorothy Pollock through their ownership of shares of Aptec Instruments Ltd., will not have an opportunity to continue their equity interest in NRC or the surviving corporation as an ongoing corporation, and therefore, will not have the opportunity to share in its future earning and potential growth, if any.

         The merger agreement provides that, at the time the merger becomes effective, each share of NRC common stock, other than shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted, after adjusting for existing stock options and warrants, into the right to receive $226.02, or a minimum of $215.59 per share. All shareholders of NRC other than Earl and Dorothy Pollock will receive this payment in cash, without interest after adjusting for existing stock options and warrants. Earl and Dorothy Pollock will receive a combination of cash in the same per share amounts as all other shareholders, without interest, and 12,720 shares, or 12,210 shares if the minimum consideration is received of Aptec Instruments Ltd. common stock. All shares of NRC common stock will be canceled.

         Once the merger becomes effective, NRC shall cease to exist and the articles of incorporation of Aptec Acquisition Corp. will be the articles of incorporation of the surviving corporation, and the by-laws of Aptec Acquisition Corp. will be the by-laws of the surviving corporation.

Exchange Procedures for NRC Stock

         As soon as is practicable after the date the merger is completed, the surviving corporation or NRC's designated exchange agent will mail or deliver, to each NRC shareholder as of the date the merger is completed, instructions for use in surrendering his or her NRC stock certificates. Upon the surrender by an NRC shareholder other than Earl and Dorothy Pollock of an NRC stock certificate to the surviving corporation or the exchange agent in accordance with the instructions, the surviving corporation or the exchange agent will exchange the NRC stock certificate for the cash consideration, without interest. Until surrendered to the surviving corporation or the exchange agent, each NRC stock certificate will be deemed to evidence ownership only of the right to receive the cash consideration (or in the case of Earl and Dorothy Pollock, applicable amounts of cash and shares of Aptec Instruments Ltd. common stock), and shall not entitle the holder to any voting, dividend or other rights as a shareholder of NRC or the surviving corporation.

Interests of NRC's Management in the Merger

         In considering the recommendation of the board with respect to the merger agreement, shareholders should be aware that certain members of NRC's management will receive direct or indirect additional benefits in connection with the merger agreement and the contingent transactions.

         Upon completion of the merger, Aptec Instruments Ltd. will enter into an employment agreement and a consulting agreement with Earl Pollock. Mr. Pollock will be employed by Aptec Acquisition Corp. commencing on the effective date of the merger. Under his employment agreement, Mr. Pollock will serve as advisor to the president of the surviving corporation for which he will be paid an annual salary of $225,000. The employment agreement will terminate on the one year anniversary from the effective time of the merger, at which time Mr. Pollock will become a consultant to the surviving corporation under the consulting agreement. The consulting agreement will be for a term of one year for which Mr. Pollock will receive $150,000. In connection with his employment and consultant agreements, Mr. Pollock will agree not to compete with the surviving corporation for a period of no less than five years from the date he ceases to be employed by NRC as an employee or consultant. Payments to Mr. Pollock, or if necessary to his estate, under the employment agreement and the consulting agreement are guaranteed regardless of Mr. Pollock's incapacity or death.

         In recognition of his extraordinary efforts to help effectuate the merger and the contingent transactions, NRC agreed to pay Carl Katz, its chief financial officer, a transaction bonus of $25,000 upon the signing of the merger agreement and the stock acquisition agreement.

Federal Income Tax Consequences

         The following summary is based on the provisions of the Internal Revenue Code of 1986, United States Treasury Department regulations and published rulings and court decisions currently in effect, all of which are subject to change. This summary does not take into account possible changes in the law or interpretations thereof; any changes may have retroactive effect and may adversely affect the discussion in this summary.

         The receipt of cash for shares of NRC common stock in the merger will be a taxable transaction for federal income tax purposes. Accordingly, a shareholder who receives cash in exchange for shares in the merger, including as a result of perfecting his or her dissenter rights under the Pennsylvania Business Corporation Law, will recognize gain or loss for federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's tax basis in the shares sold. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same time and price) exchanged pursuant to the merger. Gain or loss generally will be capital gain or loss if the shares disposed of were held as capital assets by the shareholder, and will be long-term capital gain or loss if the shares disposed of were held for more than one year at the effective time of the merger, as the case may be.

         The receipt of cash in the merger in exchange for incentive stock options issued under NRC's incentive stock option plan ("ISO") or "non-qualified" compensatory stock options ("Employment Options") issued to NRC's employees will result in compensation taxable as ordinary income which will be subject to tax withholding at the time of payment. Outstanding stock options held by employees of NRC, other than Earl Pollock, are either ISOs or Employment Options.

         Under present law, the maximum federal long-term capital gain tax rate on the sale of stock by individuals is 20%. The maximum marginal ordinary income tax rate for individuals is 39.6%. Individuals may deduct capital losses against capital gains and against up to $3,000 of ordinary income annually. Unused capital losses may be carried forward indefinitely.

         The surviving corporation or the designated exchange agent for the merger is required to withhold 31% from payments to shareholders unless a shareholder provides its tax identification number and certifies that the tax identification number is correct or properly certifies that it is awaiting a tax identification number, or unless an exemption applies. Exempt shareholders include, among others, all corporations and some foreign individuals and entities. This backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return. A shareholder that does not furnish its tax identification number may be subject to a penalty imposed by the IRS.

         The above is a general description of some United States federal income tax consequences of the merger without regard to the particular facts and circumstances of each shareholder of NRC. Special tax consequences not described in this proxy statement may be applicable to some shareholders subject to special tax treatment, including insurance companies, tax-exempt organizations, financial institutions or broker dealers, foreign shareholders and shareholders who have acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. All shareholders should consult their own tax advisors with respect to specific tax effects that may apply to them as a result of the merger, including the applicability and effect of any state, local and foreign tax laws.

Regulatory and Other Approvals

         The merger is subject to the prior approval and adoption of the merger agreement by our shareholders and other customary closing conditions, including industry-related governmental filings or approvals and the filing of the articles of merger with the Department of State of the Commonwealth of Pennsylvania.

Dissenters Rights

         Section 1930 of the Pennsylvania Business Corporation Law provides that shareholders who do not vote in favor of the merger will be entitled to exercise dissenters rights in connection with the merger. Shareholders desiring to exercise dissenters rights must follow the procedures in Sections 1571 to 1580 of the Pennsylvania Business Corporation Law. The full text of these laws is attached to this proxy statement as Annex C. Shareholders desiring to exercise dissenters rights must carefully follow the procedures described in these sections and are urged to read Annex C in its entirety. In addition, the NRC board of directors determined that the merger agreement should provide that the fairness of the differences in form of consideration between Earl and Dorothy Pollock and the remaining shareholders is to be governed by Section 1906(a) of the Pennsylvania Business Corporation Law, which basically provides that the differences not be manifestly unreasonable. That section is set forth in Annex
C. In the absence of fraud or fundamental unfairness, these dissenters rights will be the exclusive remedy for shareholders objecting to the merger. It is a condition precedent to the obligations of Aptec Instruments Ltd. and Aptec Acquisition Corp. under the merger agreement that shareholders owning no more than 10% of the common stock of NRC elect to exercise their dissenters rights under Pennsylvania law.

         Pursuant to Sections 1571 to 1580, any shareholder of NRC who files a written objection to the merger prior to the vote to approve and adopt the merger agreement at the special meeting stating that he or she intends to demand payment for his or her shares if the merger agreement is approved and adopted by the shareholders of NRC, and who does not vote in favor of the approval and adoption of the merger agreement, is entitled to demand in writing that NRC pay the shareholder in cash the fair value of his or her shares, excluding any element of value arising from the expectation or accomplishment of the merger. If you wish to exercise your dissenters rights, you are urged to review carefully the provisions of Sections 1571 to 1580 of the Pennsylvania Business Corporation Law, particularly the provisions setting forth the procedural steps required to perfect dissenters rights. Dissenters rights will be lost if these procedural requirements are not fully satisfied.

         Shareholders wishing to exercise dissenters rights should bear in mind that the fair value of their shares determined under the Pennsylvania Business Corporation Law could be more than, the same as or less than the value of the consideration they will be entitled to receive under the merger agreement if they do not seek to exercise their dissenters rights. Shareholders should also bear in mind that opinions of investment banking firms as to fairness from a financial point of view are not necessarily opinions as to fair value under the Pennsylvania Business Corporation Law.

         Set forth below is a summary of the procedures relating to the exercise of dissenters rights. The following summary is not a complete statement of, and is qualified in its entirety by reference to, the provisions of Sections 1571 to 1580 of the Pennsylvania Business Corporation Law which, together with any amendments to these sections that may be adopted after the date of this proxy statement, are incorporated by reference.

         Before the shareholders' vote is taken on the proposal to approve and adopt the merger agreement, a shareholder who intends to exercise dissenters rights must deliver to NRC a written objection to the proposed merger, stating that he or she shareholder intends to demand payment for the shares held by the shareholder if the merger is consummated. This written objection should be addressed to Nuclear Research Corporation, 125 Titus Avenue, Warrington, Pennsylvania 18976, Attention: Dorothy S. Pollock, Secretary. The written objection to the merger must be in addition to and separate from any proxy or vote against the merger. Neither voting against, nor the failure to vote for, the merger will satisfy this written objection requirement. A shareholder voting for the merger waives his or her dissenters rights under Pennsylvania law. A signed proxy that is returned but which does not contain any instructions as to how it should be voted will be voted in favor of approval and adoption of the merger agreement and will be deemed a waiver of dissenters rights under Pennsylvania law. Failure to vote against approval and adoption of the merger agreement, however, will not constitute a waiver of dissenters rights. In addition, shareholders who intend to exercise dissenters rights must make no change in the beneficial ownership of his or her shares of NRC common stock from the date of delivery of his or her written objection continuing through the date the merger becomes effective.

         If the merger agreement is approved and adopted at the special meeting the surviving corporation will, within ten days after the date the merger becomes effective, notify each shareholder who has filed a written objection meeting the requirements of Section 1574 of the Pennsylvania Business Corporation Law, and whose shares were not voted in favor of the proposal to approve and adopt the merger agreement, that the merger has become effective. This notice does not create any rights in the shareholder receiving the notice to demand payment for the shareholder's shares. The notice will be sent by registered or certified mail, addressed to the shareholder at his or her last known address as it appeared on our records immediately prior to the merger.

         Within 30 days after the mailing of the notice described above, any shareholder to whom the surviving corporation was required to give notice may demand in writing from the surviving corporation payment for the fair value of all of his or her shares. Any shareholder who fails to make a written demand within the prescribed time period will lose his or her dissenters rights.

         Upon receiving timely written demand for payment, the surviving corporation will remit the amount it estimates to be the fair value of the shareholders' shares. If the shareholder believes that the amount remitted is less than the fair value of his or her shares, he or she may send the surviving corporation his or her own estimate of the fair value of the shares, which will be deemed a demand for payment of the amount or deficiency. Unless a responsive estimate is filed within 30 days of the date the surviving corporation mailed its remittance, the shareholder will be entitled to no more than the amount remitted to him or her by the surviving corporation.

         Within 60 days after the latest of:

         o the effective time of the merger;

         o timely receipt of any demands for payment under Section 1575 of the Pennsylvania Business Corporation Law; or

         o timely receipt of any estimates of fair value from dissenters pursuant to Section 1578 of the Pennsylvania Business Corporation Law

if any demands remain unsettled, the surviving corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court. If the surviving corporation fails to file an application within the 60 day period, any dissenter who made a proper demand and has not settled his or her claim may file an application in the name of the surviving corporation at any time within 30 days after the expiration of the 60-day period. All dissenters whose demands have not been settled will be made parties to the action. The jurisdiction of the court will be plenary and exclusive. The court, in determining fair value of the shares of NRC common stock, may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. Each dissenter who is a party to the action will be entitled to recover the amount by which the fair value of his or her shares is found to exceed the amount previously remitted, plus interest. If a dissenter does not file an application within the 30-day period in response to the surviving corporation's failure to do so, each dissenter entitled to file an application will be paid the surviving corporation's estimate of the fair value of the shares and no more.

         Any NRC shareholder who desires to exercise dissenters rights should carefully review the Pennsylvania Business Corporation Law and is advised to consult his or her legal advisor before exercising or attempting to exercise these rights.

                 THE MERGER AGREEMENT AND CONTINGENT AGREEMENTS

The Merger Agreement

         Effective Time of the Merger

         As soon as practicable after the vote of the shareholders in favor of the approval and adoption of the merger agreement, NRC is required to file articles of merger with the Department of State of the Commonwealth of Pennsylvania.

         Conversion of Shares Pursuant to Merger

         At the effective time of the merger, each share, other than shares held by shareholders who properly exercise their dissenters rights under Pennsylvania law, will be converted into the right to receive a maximum of $226.02, and a minimum of $215.59 per share, after adjusting for existing stock options and warrants. All shareholders other than Earl and Dorothy Pollock will receive this payment in cash, without interest. Earl and Dorothy Pollock will receive a combination of cash and 12,720 shares, or 12,210 shares if the minimum consideration is received, of Aptec Instruments Ltd. common stock, which will be reduced to 6,860 shares upon closing of a related contemporaneous transaction.

         Conditions to the Merger

         The respective obligations of Aptec Instruments Ltd. and Aptec Acquisition Corp., on the one hand, and NRC, on the other hand, to effect the merger are subject to the conditions that:

         o the merger agreement has been approved and adopted by the shareholders of NRC;

         o no law has been enacted by any governmental authority which prohibits the consummation of the merger;

         o there is no order or injunction of a United States federal or state court effectively precluding consummation of the merger;

         o NRC has received an opinion from Wolf, Block, Schorr and Solis-Cohen LLP to the effect that the merger will be treated for federal income tax purposes as a reorganization and each of Aptec Instruments Ltd., Aptec Acquisition Corp. and NRC will be a party to the reorganization for federal income tax purposes; and

         o the closing of the transactions under the stock acquisition agreement will have occurred as of the effective time of the merger.

         Treatment of Options and Warrants

          The merger agreement provides that immediately prior to the effective time of the merger, each option and warrant to purchase shares of NRC common stock held by any shareholder of NRC, whether or not then presently exercisable, will be converted into the right to receive $226.02 in cash, or a lesser amount, as described above, less the exercise price of the option or warrant, except that Earl and Dorothy Pollock will receive this payment in the form of Aptec Instruments Ltd. common stock. The stock Earl and Dorothy Pollock receive for their warrants is included in the 12,720 shares of Aptec Instruments Ltd. common stock they will receive under the terms of the merger agreement.

         Indemnification and Insurance

         The merger agreement provides that in the event Aptec Instruments Ltd. or Aptec Acquisition Corp. takes any action, or causes another to take any action or breaches or violates certain of the representations, warranties and covenants contained in the merger agreement, which results in Earl and Dorothy Pollock being required to recognize gain on the exchange of his or her shares of NRC common stock or options, warrants or other rights to purchase shares of NRC common stock for shares of Aptec Instruments Ltd. common stock prior to the end of the five taxable year period referred to in United States Treasury Regulations Section 1.367(a)-8(b)(3), then Aptec Instruments Ltd. will be liable to reimburse Earl and Dorothy Pollock for the amount of interest and penalties which he or she is required to pay to the United States government as a consequence of the gain recognition, plus an amount equal to the interest on the amount of taxes paid to the United States government as a consequence of the gain recognition. All other indemnification obligations imposed in connection with the merger are contained in the stock acquisition agreement. See "Stock Acquisition Agreement."

         Representations and Warranties; Termination

         In the merger agreement, NRC has made customary representations and warranties to Aptec Instruments Ltd. and Aptec Acquisition Corp. regarding, among other things, its capitalization, financial statements, public filings and conduct of business.

         The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after approval by the shareholders:

         o by mutual consent of Aptec Instruments Ltd. and NRC if there is any law or regulation that makes consummation of the merger illegal or otherwise prohibited;

         o by either Aptec Instruments Ltd. or NRC if any court or other governmental body within the United States has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the merger and the order, decree, ruling or other action has become final and nonappealable;

         o by Aptec Instruments Ltd. if there is a material breach by Earl and Dorothy Pollock under the voting agreement; or

         o by either Aptec Instruments Ltd. or NRC if the merger has not been consummated by September 30, 1999, provided that the party wishing to terminate has not breached the merger agreement and caused the merger not to be consummated, and further provided that Aptec Instruments Ltd. may extend the date of termination to October 31, 1999 under some circumstances.

         Regardless of whether the merger is consummated, all costs and expenses incurred in connection with the merger, the execution of the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses except as otherwise provided in the stock acquisition agreement.

Voting Agreement

         Under a voting agreement dated as of June 16, 1999 between Aptec Instruments Ltd. and Earl and Dorothy Pollock, Earl and Dorothy Pollock agreed to vote, or cause their shares of NRC common stock to be voted:

         o in favor of the merger and the approval and adoption of the merger agreement; and

         o against any other merger agreement or other merger, sale of substantially all assets, dissolution, liquidation or other significant transaction by or involving NRC or any sale or exchange of any other substantial part or all of the stock or assets of NRC or any amendment to NRC's articles of incorporation or by-laws or other proposal, which amendment or proposal would impede or prevent the merger or the merger agreement or change the voting rights of any class of capital stock of NRC.

         This voting agreement terminates if the merger agreement is terminated or on October 31, 1999 if the merger has not been completed by that time.

Stock Acquisition Agreement

         The stock acquisition agreement dated as of June 16, 1999 among Eurisys Mesures SA, Aptec Instruments Ltd., Aptec Acquisition Corp., the stockholders of Aptec Instruments Ltd., NRC and Earl and Dorothy Pollock provides that immediately following the merger, Eurisys Mesures SA will make loans in the amount of $3,500,000 to Edward Zieba, who is required to contribute these loans to the capital of Aptec Instruments Ltd. Aptec Instruments Ltd. will then contribute these amounts to the capital of Aptec Acquisition Corp., which capital contributions will be used as a portion of the funds necessary to consummate the merger.

         Immediately following the merger, Eurisys Mesures SA will under the stock acquisition agreement acquire a 51% controlling interest in Aptec Instruments Ltd. common stock by purchasing 5,860 shares of Aptec Instruments Ltd. from Earl and Dorothy Pollock for $2,930,000 in cash and by purchasing additional shares directly from Aptec Instruments Ltd. and from the stockholders of Aptec Instruments Ltd. The stockholders of Aptec Instruments Ltd. will be left with a 34.6% interest and Earl and Dorothy Pollock will retain a 14.4% interest in Aptec Instruments Ltd. The parties' obligations under this stock acquisition agreement are conditioned upon the consummation of the merger. The stock acquisition agreement may be terminated at any time prior to closing:

         o by the mutual written agreement of Eurisys Mesures SA, the stockholders of Aptec Instruments Ltd. and Earl and Dorothy Pollock;

         o by Eurisys Mesures SA, the stockholders of Aptec Instruments Ltd. or Earl and Dorothy Pollock upon termination of the merger agreement or in the event closing has not occurred on or before November 24, 1999;

         o by either Eurisys Mesures SA or Earl and Dorothy Pollock in the event pre-closing purchase price adjustments would reduce the value to be received by all NRC shareholders below $215.59 per share; or

         o by Eurisys Mesures SA, the stockholders of Aptec Instruments Ltd. or Earl and Dorothy Pollock if the transactions associated with the stock acquisition agreement are enjoined or otherwise become prohibited by law.

         The stock acquisition agreement requires Earl and Dorothy Pollock and the stockholders of Aptec Instruments Ltd. to indemnify Eurisys Mesures SA for the amount of any damages arising, directly or indirectly, from any breach or violation of any representation, warranty or covenant made by NRC. The representations and warranties of NRC will survive for varying periods, depending on the specific representation and warranty. Once the survival period for each has expired, Earl and Dorothy Pollock are no longer required to indemnify Eurysis Mesures SA for any breach or violation. Earl and Dorothy Pollock's obligation to indemnify Eurisys Mesures SA is further limited to a maximum amount of $1,500,000, excluding certain tax and other similar claims.

         Under the stock acquisition agreement, each party is to bear its own fees, costs and expenses incurred in connection with the merger and the contingent transactions. If NRC incurs fees, costs and expenses through closing in excess of $350,000, all shareholders will bear the next $75,000 of those costs. Thereafter, Earl and Dorothy Pollock have agreed to reimburse NRC or Aptec Instruments Ltd. for amounts in excess of $425,000.

         The stock acquisition agreement provides that Eurisys Mesures SA will indemnify Earl and Dorothy Pollock and the stockholders of Aptec Instruments Ltd. for the amount of any damages arising, directly or indirectly, from any breach or violation of any representation, warranty or covenant made by Eurisys Mesures SA in the stock acquisition agreement. The stock acquisition further provides that in the event Eurisys Mesures SA takes any action, or causes another to take any action or breaches representations, warranties or covenants contained in the stock acquisition agreement which results in Earl and Dorothy Pollock being required to recognize gain on the exchange of his or her shares of NRC common stock, or options or warrants exercisable for NRC common stock, for shares of Aptec Instruments Ltd. common stock, prior to the end of the five taxable year period referred to in the United States Treasury Regulations
Section 1.367(a)-8(b)(3), then Eurisys Mesures SA will be liable to reimburse Earl and Dorothy Pollock for the amount of interest and penalties which he or she is required to pay to the United States government as a consequence of the gain recognition, plus an amount equal to the interest on the amount of taxes paid to the United States government as a consequence of the gain recognition.

Shareholders Agreement

         Under a shareholders agreement which will be executed upon completion of the merger and the transactions under the stock acquisition agreement among Aptec Instruments Ltd., the stockholders of Aptec Instruments Ltd., Earl and Dorothy Pollock and Eurisys Mesures SA, each of the parties has preemptive rights with respect to any proposed issuance of additional shares of Aptec Instruments Ltd.'s common stock. In the event Eurisys Mesures SA proposes to sell any of its Aptec Instruments Ltd.'s common stock, Earl and Dorothy Pollock have the right to include their shares of Aptec Instruments Ltd.'s common stock in the proposed sale.

         Beginning January 1, 2003, Earl and Dorothy Pollock have the right to require Eurisys Mesures SA to buy 33% of their shares of Aptec Instruments Ltd.'s common stock at a price equal to four times Aptec Instrument Ltd.'s average earnings per share before interest, taxes, depreciation and amortization for the two years immediately preceding the exercise of the right. In the period from January 1, 2004 to January 1, 2005, Earl and Dorothy Pollock may require Eurisys Mesures SA to buy up to 66%, less any shares of stock already purchased by Eurisys Mesures SA, of the original number of shares of Aptec Instruments Ltd.'s common stock held by Earl and Dorothy Pollock at a price equal to five times Aptec Instruments Ltd.'s average earnings per share before interest, taxes, depreciation and amortization for the two years immediately preceding the exercise of the right. From and after January 1, 2005, Earl and Dorothy Pollock may require Eurisys Mesures SA to buy all remaining shares of Aptec Instruments Ltd.'s common stock held by them at a price equal to six times Aptec Instruments Ltd.'s average earnings per share before interest, taxes, depreciation and amortization for the two years immediately preceding the exercise of the right. The shareholders agreement permits Eurisys Mesures SA to require Earl and Dorothy Pollock to sell their shares of Aptec Instruments Ltd. common stock to Eurisys Mesures SA in these same increments and at these same prices. After January 1, 2003, upon Earl Pollock's death, his estate may require Eurisys Mesures SA to purchase or Eurisys Mesures SA may require his estate to sell, all remaining shares of Aptec common stock held by Earl and Dorothy Pollock immediately prior to his death.

Interim Management Agreement

         Until consummation of the merger or the termination of the merger agreement and the stock acquisition agreement, NRC will be managed by Edward Zieba, president of Aptec Instruments Ltd., pursuant to an interim management agreement dated as of June 16, 1999, among Aptec Instruments Ltd., Edward Zieba, NRC and Earl and Dorothy Pollock. Under the terms of this management agreement, Mr. Zieba has assumed the roles of interim chief executive office and interim chief operating officer of NRC.

                           INFORMATION CONCERNING NRC

Business

         NRC was incorporated on July 17, 1950 under the laws of the Commonwealth of Pennsylvania. NRC is engaged in the business of designing, manufacturing and servicing the detection, measurement and monitoring devices and gauges described below.

Products and Markets

         NRC's product categories consist of:

                  o portable radiation detection and health physics measuring instruments;

                  o environmental monitoring systems and equipment for detecting, measuring, and monitoring radiation in air, liquid and gases for nuclear materials

                  o temperature/humidity monitoring and alarm systems for food processing plants, cold storage and transit, Geiger Muller tubes for detecting radiation and nuclear gauges for industrial process control. NRC sells products to the United States government, to foreign governments, and to utilities and companies in the processing industry, including mining, chemical, petroleum, steel, paper, glass, transportation and food and beverage companies.

         Net sales contributed by these product categories and their percentage of total sales are as follows:

                                                Net Sales
                                                ---------                           Net Sales
                                         (Dollars in Thousands)                     ---------
                                            For the Nine Months               (Dollars in Thousands)
           Product Categories              Ended March 31, 1999           For the Fiscal Year Ended June 30,
           ------------------            ----------------------           ----------------------------------
                                                                          1998           1997           1996
                                                                          ----           ----           ----
   Health Physics Instruments               $    8,959                   $4,667         $5,818        $17,641
   Environmental Monitoring Systems
     and Equipment                               4,101                    4,442          5,418          7,049
    Industrial Process Control Gauges,
     Geiger Muller Tubes and
     Temperature/Humidity Monitoring               432                      620            967            411
     Systems                                ----------                   ------        -------        -------
                 TOTAL                      $   13,582                   $9,729        $12,203        $25,101




                                           Percentage of Net Sales
                                           -----------------------                Percentage of Net Sales
                                             For the Nine Months            -------------------------------------
          Product Categories               Ended March 31, 1999                For the Fiscal Year Ended June 30,
          ------------------               ---------------------             -----------------------------------
                                                                          1998           1997           1996
                                                                           ----           ----           ----
  Health Physics Instruments                     66.0%                     47.9%          47.7%          70.3%
  Environmental Monitoring
   Systems and Equipment                         30.9                      45.6           44.4            28.1
  Industrial Process Control Gauges,
   Geiger Muller Tubes and
   Temperature/Humidity Monitoring
   Systems                                        3.1                       6.5            7.9             1.6
                                             ------------                ------         ------          ------
                   TOTAL                        100.0%                    100.0%         100.0%          100.0%

         During fiscal 1998, NRC continued its efforts to expand its business in its temperature/humidity monitoring systems product line.

         In July 1995, NRC entered into an operating agreement for the formation of Measurement Dynamics LLC, a New Jersey limited liability company, which was established to develop, manufacture, produce and sell temperature/humidity monitoring systems and other related products or services. NRC contributed cash, inventory and other business assets with a fair market value of $300,000, in exchange for a 42% membership interest in Measurement Dynamics LLC. In September 1998, NRC acquired all of the outstanding membership interests of Measurement Dynamics LLC not then owned by NRC.

Patents

         In 1986, NRC obtained two United States patents that are significant to its business. One patent covers a radiation measurement apparatus that utilizes a technique used in certain of NRC's health physics instruments and environmental monitoring systems and equipment. The technique of operation, as described in the patent, permits more extensive use of a stable, inexpensive radiation detector that, prior to the invention, was limited to a comparatively narrow scope of use. The possession of this patent allows NRC, in a protected fashion, to compete in a much broader market. The second patent covers an apparatus that utilizes a computer program that permits more accurate measurement of radiation in connection with the apparatus covered by the first patent and is an improvement over the devices covered by the first patent. The second patent allows NRC to address additional business opportunities in specialized low level nuclear measurement. The United States government has certain use rights with respect to these patents. NRC also has obtained corresponding patents in certain foreign countries. In 1991, NRC obtained a United States patent relating to a radiation measurement device used in connection with other products manufactured by NRC. The patents obtained in the United States have a life of 17 years from the date of grant.

Distribution

         NRC's products are marketed directly to its customers through its own marketing staff and through a variety of manufacturers' representatives acting as independent commissioned sales agents and distributors. Commissions range generally from 3% to 15% depending upon the amount of follow-up service provided. In certain instances, where opportunities for growth or expansion are unique, NRC has tailored its agreements with such representatives with a view to enhance sales efforts. Approximately 75% of all sales in fiscal 1998 were obtained through NRC's internal marketing staff which currently consists of seven persons.

Backlog

         At March 31, 1999, NRC's backlog of orders was approximately $26,093,000. Substantially all of these orders are subject to cancellation. NRC expects to ship approximately $4,015,000 of the March 31, 1999 backlog during the fourth quarter of fiscal year ended June 30, 1999. Also included in its backlog of orders at March 31, 1999 is $15,408,000, representing the unfunded amount on a United States government contract awarded in December, 1998. This contract represents a continuation of NRC's manufacturing for the United States government of a next generation product that utilized NRC's patented technique of radiation measurement.

         Domestic commercial orders for the nine months ended March 31, 1999 were approximately $2,639,000.

Sources of Supply

         NRC's products are manufactured from widely distributed electronic components and fabricated parts made of metal, plastics and rubber. Nuclear materials are used to calibrate the products or to create a radiation source for checks or measurements, but are not normally used in the manufacturing process. Required materials and components have been readily available from multiple sources at competitive prices and NRC foresees no significant problem of availability.

Competitive Conditions

         NRC has a limited number of competitors in each of its product categories. Some of these companies have greater capital and technical resources than NRC. Competition in each of NRC's product categories is based primarily upon price, technology and ability to deliver.

Customers

         Contracts with the United States government, including the United States Department of Defense were 63.8% of revenues for the nine months ended March 31, 1999. A substantial portion of these revenues were generated by completion of an initial five year contract for the next generation product utilizing NRC's patented technique of radiation measurement. As noted above, NRC has been awarded a continuation contract for this product.

         Some of the products manufactured for the United States government are proprietary and others are manufactured in accordance with United States government specifications and drawings. All of NRC's contracts with the United States government provide for termination at the discretion of the United States government for reasons of convenience and/or justifiable cause. Only four of the United States government contracts accepted by NRC in its 48-year history have been terminated by the government. The final negotiated settlements in three of those instances did not result in a material loss of profits on completed portions of the contracts because earned profits were paid up the points of termination. However, termination does not cause a reduction in backlog and in projected revenues and profits from the terminated portion of the contract.

         The United States government is the only customer that accounted for at least 10% of NRC's total revenues during the nine months ended March 31, 1999. The loss or significant reduction of United States government contract work would be likely to have a material adverse effect on NRC.

         Foreign shipments accounted for 22% of NRC's total revenues for the nine months ended March 31, 1999.

         Domestic commercial sales were $1,981,000 for the nine months ended March 31, 1998.

         Substantially all of NRC's sales to unaffiliated customers are manufactured in and shipped from the United States. Export sales information appears below:

                              For the Nine Months
                              Ended March 31, 1999                  For the Fiscal Year Ended June 30,
                              --------------------            ----------------------------------------------
                                                              1998                 1997                 1996
                                                              ----                 ----                 ----
Export Sales:

         Australia               $   21,000               $   39,900           $   10,000          $  106,000

         Europe                     281,000                  710,800              906,000             662,000

         Far East                   454,000                  397,300            3,818,000           4,966,000

         Middle East                 30,000                  117,200               29,000              21,000

         North America            2,182,000                  950,900              619,000             648,000

         Other                       18,000                   10,900                  -                24,000
                                 ----------               ----------           ----------          ----------

         TOTAL                   $2,986,000               $2,227,000           $5,382,000          $6,427,000

Regulation

         The United States Nuclear Regulatory Commission imposes controls on the handling of nuclear materials, including disposal of material waste and toxic material discharge, as well as security against loss or theft of nuclear material and the protection of personnel in or near nuclear environments. NRC is subject to these regulations and has on staff a qualified health physicist who serves as NRC's radiation safety officer and supervises NRC's compliance. He is responsible for the preparation, updating and implementation of NRC Radiation Safety Handbook, a copy of which is on file with the Nuclear Regulatory Commission. The Nuclear Regulatory Commission periodically conducts spot inspections to determine compliance with its regulations and license requirements.

         NRC considers the maintenance and upgrading of these controls as well as the maintenance of adequate storage facilities to be normal costs of business. NRC believes its current facilities and administrative procedures meet Nuclear Regulatory Commission requirements.

         NRC holds licenses granted by the Nuclear Regulatory Commission for the receipt, use, storage and distribution of various radioisotope source materials used in its normal course of business. Each of the licenses is for a term of five years. Prior to their expiration, two licenses were renewed for an additional five year term. The expiration dates of the licenses are: April 30, 2000; September 30, 2000; January 31, 2001; November 30, 2002; October 31, 2004.

         "Radiac" (radiation detection, identification and computation) instruments for military use constitute a portion of NRC's foreign sales. Approval by the Office of Munitions Control of the United States Department of State is required prior to the issuance of an export license for such instruments. The Office of Munitions Control can impose certain restrictions on the sale of these instruments.

Research and Development

         NRC draws from its technical staff to assign personnel to research and development functions as required and as resources will allow. NRC has substantially reduced research and development activities due to its recent financial results.

         NRC expended $0 on research for the nine months ended March 31, 1999. Customer-sponsored research accounted for $0 for the nine months ended March 31, 1999.

Personnel

         At March 31, 1999, NRC had a total of 152 full-time employees, consisting of 92 employees at NRC's Warrington, Pennsylvania location and 60 employees at NRC's Dover, New Jersey location. Of these employees, 86 were engineering and production workers and the balance were officers, managers, sales and office personnel and indirect labor. None of NRC's employees are represented by a labor union.

Properties

         NRC owns the premises at 125 Titus Avenue, Warrington, Pennsylvania for use as NRC's headquarters and as a manufacturing facility. The building, which is located on a three-acre site, contains approximately 49,000 square feet with approximately 18,000 square feet reserved for offices and engineering laboratories and 31,000 square feet for manufacturing facilities.

         NRC leases 38,000 square feet of space on the second floor of a building on Richboynton Road in Dover, New Jersey, for offices, engineering laboratories and manufacturing facilities. The lease expired effective February 28, 1999 and NRC executed a letter agreement extending the lease on a month to month basis, provided that NRC is required to give three months notice if it decides to terminate the lease.

         NRC believes that its properties are adequate to meet its current requirements.

Legal Proceedings

         NRC is not a party to any material legal proceedings.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

Results of Operations for the Fiscal Year Ended June 30, 1998

         NRC experienced disappointing results in both sales and earnings during fiscal 1998, in part due to:

                  o decreased sales resulting from NRC's inability to complete first article testing and obtain first article approval of test units from the United States government on a new product to be shipped to the United States government;

                  o customer budget constraints, which delayed orders;

                  o a loss of $954,424 in connection with the acquisition of all of the outstanding membership interests of Measurement Dynamics LLC;

                  o delays in the full implementation of cost reduction programs.

         NRC commenced shipping of the new product to the United States government in the last quarter of fiscal 1998, and sales and earnings, exclusive of the Measurement Dynamics LLC write-offs, increased significantly over each of the first three quarters of fiscal 1998. NRC expects the shipments of the new product to the United States government to continue through fiscal 1999 and beyond.

         NRC suffered a net loss on the acquisition of Measurement Dynamics LLC of $954,424, which was recognized during the fourth quarter of fiscal 1998. NRC's management believed, and continues to believe, that the most effective way to secure a return on NRC's investment in Measurement Dynamics LLC and to expand its temperature/humidity monitoring systems product line business was to become the sole owner of the outstanding membership interests of Measurement Dynamics LLC and thereby gain total control over all operating decisions for the product line.

         NRC reduced its work force during the first and second quarters of fiscal 1998. However, during the third and fourth quarters of fiscal 1998, NRC expanded its workforce in order to meet production requirements for the product approved by the United States government for production in March 1998, as discussed above.

         Fiscal 1998 Compared with Fiscal 1997

         Sales for fiscal 1998 decreased to $9,728,960 from $12,202,559 for fiscal 1997. The decrease in sales in fiscal 1998 is attributable primarily to delays in shipping a new United States government product, as noted above.

         Loss from operations increased to a loss of $3,782,455 in fiscal 1998 compared to a loss of $2,214,398 in fiscal 1997 partly because of reduced sales. Due to reduced sales, inventory write-downs and a change in NRC's product mix, gross profit as a percentage of sales decreased to negative 3.25% as compared to 17.57% for fiscal 1997.

         Selling and administrative expenses decreased $102,066 to $2,974,546 in fiscal 1998. Due to reduced sales, as a percentage of sales, selling and administrative expenses increased to 30.57% for fiscal 1998 as compared to 25.21% for fiscal 1997.

         Research and development expenses decreased $954,389 to $100,000 for fiscal 1998, due to NRC's decision to de-emphasize research and development. Research and development expenses as a percentage of sales decreased to 1.03% for fiscal 1998 as compared to 8.64% for fiscal 1997, also as a result of the decision to de-emphasize research and development.

         Interest expenses increased $165,032 to $392,160 for fiscal 1998 as a result of increased borrowings, an increase in related costs associated with a letter of credit for a multi-year contract and reduced sales volume.

         The effective tax rate decreased from 39% in fiscal 1997 to 37% in fiscal 1998.

         FAS 106 - Post Retirement Benefits Other than Pensions and FAS 109 - Accounting for Income Taxes have been issued and are effective for the years beginning after December 15, 1992. In our management's opinion, the adoption of these pronouncements has not had a material effect on NRC's financial position or its results of operations.

         Fiscal 1997 Compared with Fiscal 1996

         Sales for fiscal 1997 decreased to $12,202,559 from $25,100,604 for fiscal 1996. The decrease in sales in fiscal 1997 was due to:

                  o the completion of several United States government contracts;

                  o NRC's inability to ship a new product to the United States government due to delays in completion of first article testing and in obtaining United States government approval of test units during fiscal 1997;

                  o customers' budget constraints, which delayed orders; and

                  o a lower order base which our management attributed to competitive conditions.

         Income (loss) from operations decreased to a loss of $2,214,398 in fiscal 1997 from income of $2,312,394 in fiscal 1996 because of reduced sales. Due to reduced sales, gross profit as a percentage of sales decreased to 17.57% as compared to 27.06% for fiscal 1996.

         Selling and administrative expenses increased $49,534 to $3,076,612 in fiscal 1997. Due to reduced sales, as a percentage of sales, selling and administrative expenses increased to 25.21% for fiscal 1997 as compared to 12.06% for fiscal 1996.

         During fiscal 1997, NRC continued its practice of investing in the development of new technologies and new applications of its existing technologies in an effort to create new business opportunities. Research and development expenses decreased $41,817 to $1,054,389 for fiscal 1997. Due to reduced sales, as a percentage of sales, research and development expenses increased to 8.64% for fiscal 1997 as compared to 4.37% for fiscal 1996.

         Interest expenses decreased $130,268 to $227,128 for fiscal 1997 as a result of decreased borrowings and a reduction in related costs associated with a letter of credit for a multi-year contract.

         The effective tax rate increased from 36% in fiscal 1996 to 39% in fiscal 1997.

         FAS 106 - Post Retirement Benefits Other than Pensions and FAS 109 - Accounting for Income Taxes have been issued and are effective for the years beginning after December 15, 1992. In the opinion of our management, the adoption of these pronouncements has not had a material effect on NRC's financial position or its results of operations.

Results of Operations for the Quarter Ended March 31, 1999

         Three Months Ended March 31, 1999 Compared to Three Months Ended March 31, 1998

         Sales for the three months ended March 31, 1999 increased to $3,677,664 from $2,494,762 for the three months ended March 31, 1998, primarily due to the shipment of a new product to the United States government. Shipments of the new product commenced in April 1998 and continued through the reporting period following an extended period prior to April 1998 during which NRC was unable to ship the product pending first article testing and government approval. NRC expects the shipments of the new product to the government to continue through the remainder of the fiscal year ended June 30, 1999 and beyond.

         Loss from operations decreased to $(329,772) for the three months ended March 31, 1999 as compared to a loss of $(3,424,864) for the three months ended March 31, 1998 due to an increase in sales and gross profit as a percentage of sales. Gross profit as a percentage of sales for the three months ended March 31, 1999 was 23.1% as compared to a negative 99.4% for the three months ended March 31, 1998. The increase in gross profit as a percentage of sales was primarily due to the increase in revenue associated with the shipment of a new product to the government as described above.

         Selling and administrative expenses increased to $1,049,068 for the three months ended March 31, 1999 compared to $848,136 for the three months ended March 31, 1998, primarily due to increased sales. Selling and administrative expense as a percentage of sales decreased to 28.5% as compared to 34.8% for the three months ended March 31, 1998 due to the increase in sales.

         NRC had no research and development expenses for the three months ended March 31, 1999 and March 31, 1998.

         Interest expense increased from $97,120 for the three months ended March 31, 1998 to $130,470 for the three months ended March 31, 1999. The increase can be attributed to an increase in borrowings and related costs associated with letters of credit.

         Nine Months Ended March 31, 1999 Compared to Nine Months Ended March 31, 1998

         Sales for the nine months ended March 31, 1999 increased to $13,581,755 from $6,494,671 for the nine months ended March 31, 1998 largely due to the shipment of a new product to the government, as described above.

         Income from operations increased to $1,233,528 for the nine months ended March 31, 1999 from a loss of $(4,198,776) for the nine months ended March 31, 1998 because of increases in sales and gross profit as a percentage of sales. Gross profit as a percentage of sales increased to 31.2% as compared to a negative 31.3% for the nine months ended March 31, 1998 due to a shift in product mix and an increase in revenue associated with the shipment of a new product to the government as describe above.

         Selling and administrative expenses increased $807,787 to $2,681,335 for the nine months ended March 31, 1999 compared to the nine months ended March 31, 1998, primarily due to an increase in sales. As a percentage of sales, selling and administrative expenses decreased to 19.7% for the nine months ended March 31, 1999 as compared to 28.8% for the nine months ended March 31, 1998 due to increased sales.

         NRC had no research and development expenses for either the nine months ended March 31, 1999 or the nine months ended March 31, 1998.

         Interest expense increased to $320,067 for the nine months ended March 31, 1999 as compared to $292,374 for the nine months ended March 31, 1998. The increase was due to increasing borrowings and costs associated with letters of credit.

Liquidity and Capital Resources

         During fiscal 1998, increases in prepaid taxes on income tax refund receivable of $242,540 and deferred income taxes of $701,703 combined with a reduction in inventory of $813,290 were principal factors that affected cash provided by operating activities. The increases in prepaid taxes on income and tax refund receivable combined with the increase in deferred income taxes is primarily the result of the tax benefits associated with the net loss in fiscal 1998. The reduction in inventory is primarily the result of write down for obsolete inventory. Increases in write down of intangible assets of $175,583, accounts payable of $157,288 and accrued expenses and accrued payroll and payroll taxes of $578,251, combined with decreases in accounts receivable of $128,515 and costs and estimated earnings in excess of billings on uncompleted contracts of $207,604 were additional factors affecting cash provided by operating activities. The write down of intangible assets is related to the acquisition of all of the outstanding membership interests of Measurement Dynamics LLC and the related treatment of Measurement Dynamics LLC's assets and liabilities as the assets and liabilities of NRC. See Note 1 to NRC's Consolidated Financial Statements. The increases in accounts payable and accrued expenses were due primarily to customer advances on services to be performed and the fiscal 1998 net loss. The increase in accrued payroll and payroll taxes is due to a provision for severance pay in anticipation of layoffs related to cost reduction efforts. The decrease in accounts receivable is primarily due to the decrease in sales from fiscal 1997. The decrease in costs and estimated earnings in excess of billings on uncompleted contracts is primarily attributable to completion of several multi-year contracts as of June 30, 1998.

         NRC made capital expenditures in fiscal 1998 in the amount of $100,276 to purchase manufacturing and computer equipment and to make certain expenditures associated with patents. Cash provided by financing activities for fiscal 1998 increased to $1,548,184 as a result of proceeds on NRC's working capital line of credit in the amount of $1,865,000 partially offset by payments on long-term debt of $316,816.

         During fiscal 1998, NRC increased its working capital line of credit to $6,000,000 of which $5,190,000 was outstanding at June 30, 1998. The maximum amount available under this line of credit is limited by certain outstanding standby letters of credit, in the amount of $784,734 at June 30, 1998, issued as collateral for performance on long-term contracts. See Note 4 to NRC's Consolidated Financial Statements. The interest rate on the working capital line of credit is payable at the prime rate of NRC's lender, First Union National Bank, successor by merger to CoreStates Bank, N.A. and Bucks County Bank and Trust Company and was 8.5% at June 30, 1998. The working capital line of credit is collateralized by accounts receivable, inventory, property, plant and equipment, assignment of letters of credit confirmed and negotiated by the bank and the assignment of all existing and future United States government contracts that exceed $500,000.

         NRC also has a long-term note with the bank at an interest rate of 8.25%. The note is collateralized by accounts receivable, inventory, property, plant and equipment and assignment of a letter of credit confirmed and negotiated by the bank. The principal balance of this loan at June 30, 1998 was $41,666. See Note 5 to NRC's Consolidated Financial Statements.

         On January 14, 1997, NRC entered into a $1,800,000 term loan with repayment based on a five year term, with interest at 7.85% per annum. In June 1997, NRC negotiated with the bank the terms of a commercial promissory note modification agreement pursuant to which the principal amount of the term loan note was reduced to approximately $400,000; the amount of monthly principal payments on the note was reduced to $8,750 and the term of the loan was reduced to three years. The note is collateralized by accounts receivable, inventory, property, plant and equipment, assignment of a letter of credit confirmed and negotiated by the bank, assignment of all existing and future United States government contracts that exceed $500,000 and the guaranty of a subsidiary of NRC and Measurement Dynamics LLC. The purpose of this loan was to assist in financing the working capital requirements of the Measurement Dynamics LLC. The principal balance of this loan at June 30, 1998 was $166,250. See Note 5 to NRC's Consolidated Financial Statements.

         In May 1998, NRC and the bank entered into a first amendment to the line of credit agreement. Under this amendment, the borrowing availability on NRC's line of credit loans with the bank was increased from $5,500,000 to $6,000,000. Additional credit availability was made available to NRC on a committed basis until June 30, 1998 under this amendment, provided that no event of default or collateral deterioration, as those terms are defined in the amendment, greater than $800,000 occurred. Effective July 1, 1998, the line of credit was provided at the sole and absolute discretion of the bank, repayable on demand regardless of whether an event of default or collateral deterioration greater than $800,000 occurred.

         As a condition precedent of the bank's entering into this amendment, Earl and Dorothy Pollock entered into a guaranty pursuant to which they jointly and severally guaranteed the obligations of NRC to the bank up to the lesser of $800,000 or the amount of any collateral deterioration. In exchange for entering into the guaranty, NRC issued to Earl and Dorothy Pollock, as tenants by the entireties, a warrant for the purchase of 3,000 shares of NRC common stock at an exercise price of $117.03 per share, the book value per share of NRC common stock as of June 30, 1998. The warrant expires on May 20, 2003.

         On January 20, 1999, the bank and NRC entered into a term sheet agreeing to the terms and conditions under which the bank would agree to extend the forbearance period set forth in the amendment through June 30, 1999. As consideration for this extension, NRC paid to the bank $200,000 as a principal reduction to NRC's line of credit and agreed to amortize the working capital line of credit at a rate of $25,000 per month plus interest. In addition, the amount from which collateral deterioration is measured was reduced from $4,127,730 to $3,800,000 effective January 1, 1999. On April 29, 1999, NRC and the bank entered into a forbearance agreement in accordance with the terms of the term sheet. In connection with the forbearance agreement, the bank required Earl and Dorothy Pollock to pledge their shares of NRC common stock and acquired a security interest in NRC's patents and trademarks. In consideration of Earl and Dorothy Pollock's pledge of their shares and their continuation of their collateral deterioration guaranty, the board issued an additional five-year warrant for 5,000 shares of NRC common stock to them at an exercise price of $117.03 per share, the book value per share of NRC common stock as of June 30, 1998. As of the date of this proxy statement, no event of default or collateral deterioration has occurred.

Year 2000 Readiness Disclosure

         Background

         In the past, many computer software systems were written using two digits rather than four digits to define the applicable year. As a result, there is the potential that many computer systems and applications will be unable to accurately process information in the year 2000, and beyond. For example, date-sensitive computer software may recognize a date using "00" as the year 1900 rather than the year 2000. This is referred to generally as the "Year 2000 issue." If this situation occurs, the potential exists for computer system failures or miscalculations by computer programs that could disrupt NRC's activities and operations. Programs that will operate in the Year 2000 unaffected by the change in year from 1999 to 2000 are referred to as "Year 2000 compliant." Certain portions of the discussion set forth below contain "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, including, but not limited to those relating to the Year 2000 compliance of NRC's products and systems, future costs to remediate Year 2000 issues, and the impact on NRC of the failure of it or a material third party to become fully Year 2000 compliant. The actual impact on NRC of Year 2000 issues could differ materially from those in the forward-looking statement(s) due to a number of uncertainties set forth below.

         Year 2000 Readiness

                  Internal Systems: NRC's technical staff conducted a review of NRC's computer and information technology systems, including accounting, word processing and operating systems, and its embedded technology, such as microprocessors embedded in equipment or other non-information technology systems. NRC has concluded that its material information technology systems recognize four digits and are expected to be Year 2000 compliant. NRC has not identified, to date, any Year 2000 issues with regard to material internal non-information technology systems.

                 Primary Vendors and Service Providers: NRC has contacted its primary vendors in order to determine their Year 2000 compliance. As a result of these inquiries, NRC is not aware of any material Year 2000 issues with respect to its primary vendors. NRC has multiple sources for the raw materials and component parts it needs to operate its business in the event a particular vendor is not Year 2000 compliant.

                  Products: NRC has forward-date tested the current version of each of its principal products and has concluded that the essential functions of the products will not be impaired by Year 2000 issues because the products contain no microprocessor circuits that have a date/time function, or if the products do contain microprocessor circuits that have a date/time function, they have been successfully tested to the criteria of British Standard DISC PD 2000-1:1996.

                  Cost: NRC believes that its cost to become Year 2000 compliant is not and will not be material to NRC's operations. Based on estimates of NRC's technical staff, NRC believes that the cost of compliance will not exceed $25,000, net of reimbursements from vendors of any components that are not Year 2000 compliant.

         Risks Associated with Year 2000 Issues

                  Internal System: NRC uses computer systems in many aspects of its business. As noted, NRC's material internal information technology systems are believed to be Year 2000 compliant. If NRC's assessment of Year 2000 readiness of those systems is incorrect or incomplete or if a Year 2000 issue exists with respect to a system NRC previously determined to be non-material but which is in fact material, NRC could experience interruptions in operations that could have material adverse effects on operating results.

                  Principal Vendors and Service Providers: NRC is also exposed to the risk that one or more of its vendors, suppliers, or service providers could experience Year 2000 issues that could impact the ability of such vendor, supplier, or service provider to provide goods and services. Though this is not considered a significant risk with respect to the suppliers of goods, due to the availability of alternative suppliers, the disruption of certain services, such as utilities, could, depending upon the nature and extent of the disruption, have a material adverse impact on NRC's operations. To date NRC is not aware of any vendor or service provider with a Year 2000 issue that it believes would have a material adverse impact on NRC's operations. However, NRC has no means of insuring that its vendors or service providers will be Year 2000 compliant. The inability of vendors or service providers to complete their Year 2000 resolution process in a timely fashion could have an adverse impact on NRC.

                  Products: As noted above, NRC believes the essential functions of its principal products will not be impaired by Year 2000 issues. If NRC's assessment of the Year 2000 compliance status of these products is incorrect or incomplete or if a Year 2000 issue with respect to a product exists that NRC previously determined to be non-material but that is in fact material, NRC could be required to repair or replace equipment that is not Year 2000 compliant and/or could be subject to claims for damages related to the failure of the equipment to perform its essential functions.

                  Customers: In addition, NRC is exposed to the risk that customers could experience Year 2000 problems that impact NRC. If customers' systems or the products into which they integrate NRC's products are not Year 2000 compliant, orders for NRC's products may decline or, at a minimum, be delayed. If customer's internal operating systems, such as accounting systems, are not Year 2000 compliant customers may be unable to pay NRC for its products in a timely fashion.

                  NRC does not believe that these problems are likely to affect a sufficient number of customers to pose a material problem for NRC. NRC is not aware of any customer Year 2000 issue that is likely to have a material adverse impact on NRC's operations. However, NRC has no means of ensuring that its customers will be Year 2000 ready. The inability of customers to complete their Year 2000 resolution process in a timely fashion could have an adverse impact on NRC.

         Contingency Plans

         NRC has not developed formal contingency plans with respect to Year 2000 issues, however NRC has multiple sources from which it can obtain raw materials and component parts in the event any of its primary vendors experience Year 2000 issues. NRC intends to resolve any Year 2000 issues with respect to its products as they occur or are brought to NRC's attention.

                          SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT OF NRC

         The following table sets forth, as of June 30, 1999, the number of shares owned beneficially by all persons known to NRC to be the beneficial owners of more than 5% of NRC's shares, by all directors and named executive officers of NRC and by all directors and officers of NRC as a group.

====================================================================================================================
                                                                         Amount and Nature of
                                                                         Beneficial                 Percent of
Beneficial Owner (1)                                                     Ownership (2)              Shares
------------------------------------------------------------------------ -------------------------- ----------------
Earl M. Pollock ...................................................      18,750 (3)                 48.5%
------------------------------------------------------------------------ -------------------------- ----------------

Dorothy S. Pollock ................................................      10,752 (4)                 35.1%
------------------------------------------------------------------------ -------------------------- ----------------
Harold J. Cooley ..................................................      2,477 (5)                  8.2%
------------------------------------------------------------------------ -------------------------- ----------------

Charles H. Sulzberger, Jr..........................................      1,896                      6.9%
------------------------------------------------------------------------ -------------------------- ----------------

Reba Pollock ......................................................      1,681                      6.1%
------------------------------------------------------------------------ -------------------------- ----------------

Directors and officers as a group (4 persons)......................      30,875 (3)(5)              74.8%
------------------------------------------------------------------------ -------------------------- ----------------

(1) The address of each of the persons listed above is 125 Titus Avenue, Warrington, Pennsylvania 18976.

(2) Based on information furnished to NRC by its directors and officers, except as otherwise described in footnotes (3) and
         (4), these persons hold sole voting and dispositive power with respect to the shares of stock owned by them as of June 30, 1999.

(3) Includes 8,000 shares issuable upon exercise of warrants held by Mr. Pollock and 3,000 shares issuable upon exercise of a warrant held by Mr. Pollock jointly with his wife, Dorothy S. Pollock. Does not include any other shares owned by his wife as to which Mr. Pollock disclaims beneficial ownership.

(4) Includes 5,000 shares issuable upon exercise of a warrant held by Mrs. Pollock jointly with her husband, Earl M. Pollock. Does not include any other shares owned by her husband as to which Mrs. Pollock disclaims beneficial ownership.

(5) Includes 2,450 shares that Mr. Cooley has the option to purchase, all of which are currently exercisable. Excludes an aggregate of 150 shares issuable upon exercise of options held by Mr. Cooley that are not exercisable within 60 days.

                  INFORMATION CONCERNING APTEC INSTRUMENTS LTD.
                           AND APTEC ACQUISITION CORP.

Aptec Instruments Ltd.

         Generally

         Aptec Instruments Ltd. manufactures and supplies analytical spectroscopy and health physics/safety monitoring detectors and instrumentation to nuclear medicine departments of hospitals and clinics, public and private sector organizations that monitor environmental conditions, general industrial users, basic and applied research institutions, nuclear power utilities and defense-related establishments. Aptec Instruments Ltd. was founded by Edward Zieba of Aurora, Ontario. Mr. Zieba and certain of his familial affiliates and associates own 100% of Aptec Instruments Ltd. Mr. Zieba is also the President, Secretary and sole director of Aptec Instruments Ltd.

Aptec Instruments Ltd.'s products target two primary markets:

         analytical spectroscopy detectors and instruments which are used in a wide variety of applications to quantify the nature and level of gamma radiation; and

         health physics/safety monitoring detectors and instruments which are used to monitor surface contamination on human beings and within the environment.

         Aptec Instruments Ltd. sales for the fiscal years ended August 31, 1997 and 1998, and for the unaudited six months ended February 28, 1999, were $5,359,417, $5,162,544 and $3,156,560, respectively; net income before taxes, management bonuses and, as to the 1999 period, non-recurring expenses for the same periods was $624,268, $1,033,600 and $803,000, respectively. Stockholders equity as of August 31, 1997 and August 31, 1998 was $1,883,023 and $2,341,623,
respectively. All of the above amounts are stated in Canadian dollars; as of July 8, 1999, the Canadian dollar, as reported in the Wall Street Journal, was exchangeable for .6797 U.S. dollar.

         Technology

         The bulk of the technology utilized by Aptec Instruments Ltd. has been developed in-house. It is focused in two primary fields: gas filled detectors and nucleonics instrumentation. Aptec Instruments Ltd. possesses the technology to produce a variety of different types of gas-filled detectors which are used in different applications including geiger-mueller tubes, ionization chambers, boron trifluoride detectors and proportional detectors. Aptec Instruments Ltd. also uses its detector technology to interface these detector "front ends" with microprocessor and personal computer based technology to produce analytical spectroscopy equipment as well as health physics/safety equipment.

         Sales and Marketing

         Aptec Instruments Ltd. employs several different sales tactics in order to market its products, including direct demonstrations in trade show and within its showroom van, trade journal advertising, direct mail campaigns and overseas sales representation.

         Aptec Instruments Ltd. produces its detector and instrumentation products by batch processing. To facilitate its overall operations, Aptec Instruments Ltd. has installed a full personal computer networked system using Windows-based Visual Manufacturing software.

         Dealings with Nuclear Research Corporation

         For several years Aptec Instruments Ltd. and NRC have enjoyed a number of commercial dealings with one another on an arm's-length basis. NRC has not, however, constituted a major source of Aptec Instruments Ltd.'s business at any given time. For Aptec Instruments Ltd.'s most recently completed fiscal year, it sold approximately US $467,346 (converted using June 30, 1999 exchange rate of US $1.47 = C1.00) worth of equipment to NRC. Aptec Instruments Ltd. did not purchase any products from NRC during that period.

         Aptec Instruments Ltd. was incorporated pursuant to the laws of the Province of Ontario, Canada on February 27, 1968 under the name "Aptec Engineering Limited." Aptec Instruments Ltd. will be "continued" pursuant to the laws of the Province of New Brunswick prior to the closing of the merger with NRC and the acquisition of 51% of its capital by Eurisys Mesures SA. Aptec Instruments Ltd. registered office, mailing address and principal place of business is located at East-50B Caldari Road, Concord, Ontario, Canada L4K 4N8. Its telephone number is (905) 660-5373. Aptec Instruments Ltd. also has a United States wholly-owned subsidiary, Aptec Instruments Ltd. which manages its U.S. sales.

Aptec Acquisition Corp.

         Aptec Acquisition Corp., a Pennsylvania corporation, which is a wholly-owned subsidiary of Aptec Instruments Ltd., was organized to merge with NRC and has conducted no activities unrelated to that purpose since its organization. All of the issued and outstanding shares of capital stock of Aptec Acquisition Corp. are beneficially owned by Aptec Instruments Ltd. The principal executive offices of Aptec Acquisition Corp. are located at the principal executive offices of Aptec Instruments Ltd. The telephone number of Aptec Acquisition Corp. is the same as that listed above for Aptec Instruments Ltd.

                             INDEPENDENT ACCOUNTANTS

         NRC's independent accountants are Goldenberg Rosenthal LLP, formerly known as Schmeltzer o Master Group, P.C. There has been no change in or disagreement with Goldenberg Rosenthal LLP with respect to accounting and financial disclosure. A representative of Goldenberg Rosenthal LLP is not expected to be present at the special meeting.

                              AVAILABLE INFORMATION

         NRC files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information NRC files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. NRC's SEC filings are also available on the SEC's Internet site (http://www.sec.gov).
--------------------

                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING
                               OF NRC SHAREHOLDERS

         If the merger is not consummated, it is currently anticipated that the 1999 annual meeting of shareholders of NRC will be held as soon as practicable after the special meeting. If the annual meeting is held, shareholder proposals intended to be presented at that meeting must be received by NRC a reasonable time before the mailing date for inclusion in the proxy materials for such meeting. A shareholder of NRC may wish to have a proposal presented at the 1999 annual meeting of shareholders to be held if the merger is not consummated, but not to have the proposal included in our proxy statement and form of proxy relating to that meeting. If we do not receive notice of any proposal, addressed to us at our address on the cover of this proxy statement, within a reasonable time before the mailing date, then a proposal will be deemed "untimely" for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 and, therefore, the individuals named in the proxies solicited on behalf of our board for use at our 1999 annual meeting will have the right to exercise discretionary voting on such proposal.

                          INDEX TO FINANCIAL STATEMENTS

                             FINANCIAL STATEMENTS OF
                          NUCLEAR RESEARCH CORPORATION

                                                                                                              Page
                                                                                                              ----
Independent Auditors' Report................................................................................  F-2

Consolidated Statements of Operations for the Years Ended June 30, 1998, 1997 and 1996......................  F-3

Consolidated Balance Sheets as of June 30, 1998 and 1997....................................................  F-4

Consolidated Statements of Cash Flows for the Years Ended June 30, 1998, 1997 and 1996......................  F-5

Consolidated Statements of Changes in Shareholders' Equity for the Years
        Ended June 30, 1998, 1997 and 1996..................................................................  F-7

Notes to Consolidated Financial Statements for the Years Ended June 30, 1998, 1997 and 1996.................  F-10

Consolidated Balance Sheets as of March 31, 1999 and June 30, 1998..........................................  F-23

Consolidated Statements of Operations for the Three-Month and Nine-Month Periods Ended
        March 31, 1999 and 1998.............................................................................  F-25

Consolidated Statements of Changes in Shareholders' Equity for the Nine-Months Ended
        March 31, 1999 and Year Ended June 30, 1998.........................................................  F-27

Consolidated Statements of Cash Flows for the Nine-Month Periods Ended
        March 31, 1999 and 1998.............................................................................  F-28

Notes to Consolidated Financial Statements for the Nine-Month Periods Ended
        March 31, 1999 and 1998.............................................................................  F-29


SMG LETTERHEAD




Independent Auditors' Report



To the Board of Directors
Nuclear Research Corporation
Warrington, Pennsylvania

We have audited the accompanying balance sheet of Nuclear Research Corporation as of June 30, 1998 and the related statements of operations, stockholders' equity and cash flows for the year then ended. We have also audited the accompanying consolidated balance sheet of Nuclear Research Corporation and Subsidiaries as of June 30, 1997 and the related consolidated statements of operations, stockholders equity and cash flows for each of the years in the two-year period ended June 30, 1997. These financial statements and consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1998 financial statements referred to above present fairly, in all material respects, the financial position of Nuclear Research Corporation as of June 30, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. Also, in our opinion, the 1997 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nuclear Research Corporation and Subsidiaries, as of June 30, 1997 and the results of their operations and their cash flows for each of the two years in the period ended June 30, 1997 in conformity with generally accepted accounting principles.


                                           /s/ Schmeltzer o Master Group
                                           -------------------------------------

September 22, 1998

                                                    Nuclear Research Corporation
                                                        Statements of Operations

----------------------------------------------------------------------------------------------------------
                                                                         Consolidated        Consolidated
Years Ended June 30,                                      1998               1997                1996
----------------------------------------------------------------------------------------------------------
Net Sales (Note 10)                                   $ 9,728,960         $12,202,559         $25,100,604

Cost of Sales                                          10,044,709          10,058,828          18,307,530
----------------------------------------------------------------------------------------------------------
Gross Profit (Loss)                                      (315,749)          2,143,731           6,793,074

Selling and Administrative Expenses                     2,974,546           3,076,612           3,027,078

Research and Development Expenses (Note 1)                100,000           1,054,389           1,096,206

Interest Expense                                          392,160             227,128             357,396
----------------------------------------------------------------------------------------------------------
Income (Loss) from Operations                          (3,782,455)         (2,214,398)          2,312,394

Other Income (Loss)
    Miscellaneous                                          47,144              11,293              41,764
    Interest                                                8,407               2,481               5,922
    Net loss on merger (Note 1)                          (954,424)                  -                   -
----------------------------------------------------------------------------------------------------------
Total Other Income (Loss)                                (898,873)             13,774              47,686
----------------------------------------------------------------------------------------------------------
Income (Loss) Before Minority Interest                 (4,681,328)         (2,200,624)          2,360,080

Minority Interest in Loss of Consolidated
    Subsidiary (Note 1)                                         -              81,056             316,427
----------------------------------------------------------------------------------------------------------
Income (Loss) - Before Income Taxes (Benefit)          (4,681,328)         (2,119,568)          2,676,507
    Less: income tax (benefit) (Note 11)               (1,717,056)           (819,473)            969,540
----------------------------------------------------------------------------------------------------------
Net Income (Loss)                                     $(2,964,272)        $(1,300,095)        $ 1,706,967
----------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share (Note 1)
    (Restated for 1997 and 1996)                      $   (107.18)        $    (47.01)        $    61.72
----------------------------------------------------------------------------------------------------------
Earnings (Loss) Per Share -
    Assuming Dilution (Note 1)
      (Restated for 1997 and 1996)                    $   (107.18)        $    (47.01)        $     49.25
----------------------------------------------------------------------------------------------------------

                                                                                    See Accompanying Notes

                                                    Nuclear Research Corporation
                                                                  Balance Sheets

----------------------------------------------------------------------------------------------------------
                                                                                             Consolidated
June 30,                                                                     1998                1997
----------------------------------------------------------------------------------------------------------
Assets
Current Assets
    Cash (Note 1)                                                         $   132,036         $   183,610
    Accounts receivable (Notes 1, 4, and 5)                                 1,881,026           2,009,541
    Inventory (Notes 1, 2, 4, and 5)                                        4,250,787           5,064,077
    Prepaid taxes-on income and tax refund receivable                       1,092,062             849,522
    Prepaid expenses and other current assets                                 180,357             130,319
    Costs and estimated earnings in excess of
     billings on uncompleted contracts (Note 1)                                     -             207,604
    Deferred income taxes (Note 11)                                           881,103             179,400
----------------------------------------------------------------------------------------------------------
Total Current Assets                                                        8,417,371           8,624,073

Property, Plant and Equipment - Net (Notes 1, 3, 4, and 5)                  2,072,608           2,360,304

Other Assets
    Intangible assets, net (Note 1)                                           353,927             540,417
    Other                                                                     166,034             142,809
----------------------------------------------------------------------------------------------------------
Total Other Assets                                                            519,961             683,226
----------------------------------------------------------------------------------------------------------
Total Assets                                                              $11,009,940         $11,667,603
----------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity

Current Liabilities
    Short-term borrowings (Note 4)                                        $ 5,190,000         $ 3,325,000
    Current portion of long-term debt (Note 5)                                146,666             306,837
    Accounts payable                                                          902,653             745,365
    Accrued expenses                                                        1,103,500             643,928
    Accrued payroll and payroll taxes                                         319,184             200,505
    Billings on uncompleted contracts in excess
      of costs and estimated earnings (Note 1)                                 23,656                   -
----------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                   7,685,659           5,221,635

Long-Term Debt (Note 5)                                                        61,250             217,895

Deferred Income Taxes (Note 11)                                                26,194              26,964

Minority Interest in Equity of Consolidated Subsidiary (Note 1)                                         -

Commitments and Contingency (Note 8)

Stockholders' Equity
    Common stock
      Stated value $5 per share, with 60,000
      shares authorized, 31,356 shares issued,
      and 27,658 shares outstanding                                           159,365             159,365
    Additional paid-in capital                                                517,010             517,010
    Retained earnings                                                       2,622,815           5,587,087
    Less:  treasury stock, 3,698 shares at cost                               (62,353)            (62,353)
----------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                                  3,236,837           6,201,109
----------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                $11,009,940         $11,667,603
----------------------------------------------------------------------------------------------------------
                                                                                    See Accompanying Notes

                                       F-4

                                                    Nuclear Research Corporation
                                                        Statements of Cash Flows

------------------------------------------------------------------------------------------------------------------------
                                                                                         Consolidated      Consolidated
Years Ended June 30,                                                        1998             1997              1996
------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
    Net income (loss)                                                  $(2,964,272)       $(1,300,095)      $1,706,967
    Adjustments to reconcile net income (loss)
     to net cash provided by (used by)
      operating activities:
     Deferred income taxes                                                (702,473)          (133,670)         (47,270)
     Depreciation and amortization                                         387,855            430,263          428,008
     Gain on disposition of property and equipment                          33,229                  -           (4,000)
     Minority interest in loss of consolidated subsidiary                        -            (81,056)        (316,427)
     Write down of intangible assets                                       175,583                  -                -
     (Increase) decrease in:
       Accounts receivable                                                 128,515            862,763        1,254,016
       Other receivable                                                     10,000                  -                -
       Inventory                                                           813,290           (454,903)        (880,449)
       Prepaid taxes - on income and tax refund receivable                (242,540)          (849,522)               -
       Prepaid expenses and other assets                                   (50,038)            79,940          (94,544)
       Costs and estimated earnings in excess of
         billings on uncompleted contracts                                 207,604          2,962,602       (1,436,654)
     Increase (decrease) in:
       Accounts payable                                                    157,288           (147,949)        (661,568)
       Accrued expenses and payroll taxes                                  578,251           (393,014)         273,294
       Taxes payable - on income                                                 -           (114,145)        (342,910)
       Billings  on uncompleted contracts in excess
         of costs and estimated earnings                                    23,656                  -                -
-----------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used by) Operating Activities                     (1,444,052)           861,214         (121,537)
-----------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities
   Capital expenditures                                                   (100,276)          (688,409)      (1,069,149)
   Proceeds from sale of equipment                                               -                  -            4,000
   Increase in other assets                                                (55,430)           (62,524)         (50,833)
-----------------------------------------------------------------------------------------------------------------------
Net Cash Used by Investing Activities                                     (155,706)          (750,933)      (1,115,982)
-----------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities
   Net proceeds (payments) on line of credit                             1,865,000                  -        1,475,000
   Proceeds of long-term debt                                                    -            511,816          300,000
   Payments of long-term debt                                             (316,816)          (613,224)        (417,032)
   Other                                                                         -                  -          (12,617)
-----------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used by) Financing Activities                      1,548,184           (101,408)       1,345,351
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                            (51,574)             8,873          107,832

Cash - Beginning                                                           183,610            174,737           66,905
-----------------------------------------------------------------------------------------------------------------------
Cash - Ending                                                          $   132,036        $   183,610       $  174,737
-----------------------------------------------------------------------------------------------------------------------
Supplementary Disclosures:

   Interest paid                                                       $   365,327        $   251,757       $  355,700
-----------------------------------------------------------------------------------------------------------------------
   Income taxes paid                                                   $    66,929        $   284,704       $  889,935
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 See Accompanying Notes

                                       F-5

                     This Page Was Intentionally Left Blank

_________________________________________________________________________________________________________

Years Ended June 30, 1998, 1997 and 1996
_________________________________________________________________________________________________________

                                                                               Common Stock
                                                                       __________________________________

                                                                       Number of Shares       Amount
                                                                       __________________________________
Balance at June 30, 1995 (consolidated)                                    27,658            $159,365

      Net income for the year ended June 30, 1996 (consolidated)              -                  -
---------------------------------------------------------------------------------------------------------
Balance at June 30, 1996 (consolidated)                                    27,658             159,365

      Net loss for the year ended June 30, 1997 (consolidated)                -                  -
---------------------------------------------------------------------------------------------------------
Balance at June 30, 1997 (consolidated)                                    27,658             159,365

      Net loss for the year ended June 30, 1998                               -                  -
---------------------------------------------------------------------------------------------------------

Balance at June 30, 1998                                                   27,658            $159,365
---------------------------------------------------------------------------------------------------------

                                                    Nuclear Research Corporation
                                              Statements of Stockholders' Equity

_______________________________________________________________________________________________________________


_______________________________________________________________________________________________________________


                          Additional                                                                 Total
                            Paid-in                Retained                Treasury              Stockholders'
                            Capital                Earnings                  Stock                   Equity

---------------------------------------------------------------------------------------------------------------
                           $ 517,010             $ 5,180,215              $(62,353)              $ 5,794,237

                                -                  1,706,967                   -                   1,706,967
---------------------------------------------------------------------------------------------------------------
                             517,010               6,887,182               (62,353)                7,501,204

                                -                 (1,300,095)                  -                  (1,300,095)
---------------------------------------------------------------------------------------------------------------
                             517,010               5,587,087               (62,353)                6,201,109

                                -                 (2,964,272)                  -                  (2,964,272)
---------------------------------------------------------------------------------------------------------------

                           $ 517,010             $ 2,622,815              $(62,353)              $ 3,236,837
---------------------------------------------------------------------------------------------------------------

                                                                                         See Accompanying Notes

                                       F-8

                     This Page Was Intentionally Left Blank

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 1          Organization
Organization    ------------
and             Nuclear Research Corporation (the Company) was incorporated on
Summary of      July 17, 1950 under the laws of the Commonwealth of
Significant     Pennsylvania. The Company is engaged in the business of
Accounting      designing, manufacturing and servicing detection, measurement
Policies        and monitoring devices and gauges for customers throughout the world, with a majority of its revenue derived from products primarily manufactured for use by the United States Department of Defense. During the year ended June 30, 1998, the Company's wholly owned subsidiaries, NRC Acquisition Corporation and Northeast Nuclear, Ltd. were dissolved. The assets and liabilities of the wholly owned subsidiaries were merged into the Company. Measurement Dynamics LLC (MDLLC), owned 42% by the
                Company, was terminated on June 30, 1998. The Company acquired all of the outstanding membership interest of MDLLC, not then owned by the Company. The assets and liabilities of MDLLC were merged into the Company as of June 30, 1998. In addition, amounts due the Company from MDLLC were written off.

                Principles of Consolidation
                ---------------------------
                The consolidated financial statements prior to the year ended June 30, 1998 included the accounts of Nuclear Research Corporation (the parent), NRC Acquisition Corporation and Northeast Nuclear, Ltd., wholly-owned subsidiaries, and Measurement Dynamics LLC (MDLLC), owned 42% by Nuclear Research Corporation, hereafter referred to collectively as the "Company". All significant intercompany accounts and transactions were eliminated in consolidation. Northeast Nuclear, Ltd. was a foreign sales corporation (FSC) and as such filed its own corporate tax return. MDLLC was a limited liability company (LLC) and as such filed its own partnership tax return (see Note 11). MDLLC had a deficit in its equity account; therefore, according to generally accepted accounting principles, the liability in minority interest in equity of subsidiary has been reduced to zero on the balance sheet at June 30, 1997.

                Use of Estimates
                ----------------
                Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from estimates that were used.

                Accounting for Contracts
                ------------------------
                Substantially all of the Company's contracts are firm-fixed price. The units of delivery method (a modification of the percentage-of-completion method) recognizes as revenue the contract price of units delivered during a period and recognizes the costs allocable to the delivered units. Estimates of cost to complete are reviewed and revised periodically throughout the lives of the contracts, and adjustments to profit resulting from such revisions are recorded in the accounting period in which the revisions are made. Losses on specific contracts are recorded by charging any amounts in excess of estimated realizable value to cost of sales as they are identified.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 1          Accounting for Contracts (Continued)
Organization    ------------------------------------
and             The Company recognizes revenues on several fixed-price contracts
Summary of      using the percentage-of-completion method, measured by the
Significant     percentage of cost incurred to date compared to the estimated
Accounting      total cost for the contracts. That method is used because
Policies        management considers total cost to be the best available measure
(Continued)     of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

                Contract costs include all direct material, direct labor and indirect costs related to contract performance. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated job profitability resulting from job performance, job conditions, claims, change orders, and settlements are accounted for in the period in which the changes occur.

                The asset account entitled "costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability account entitled "billings on uncompleted contracts in excess of costs and estimated earnings", represents billings in excess of revenues recognized.

                Costs, estimated earnings, and billings on uncompleted contracts at June 30 are summarized as follows:

                                                          1998          1997
                ----------------------------------------------------------------

                Costs incurred and estimated earnings
                  on uncompleted contracts              $408,047     $9,457,954
                     Less: Billings to date              431,703      9,250,350
                ----------------------------------------------------------------

                                                        $(23,656)    $  207,604
                ----------------------------------------------------------------

                Included in accompanying balance sheet
                  under the following caption:

                Costs and estimated earnings in excess
                  of billings on uncompleted contracts  $   -        $  207,604
                ----------------------------------------------------------------

                Billings on uncompleted contracts in
                excess of costs and estimated earnings  $ 23,656     $     -
                ----------------------------------------------------------------

                Cash
                ----
                The Company maintains cash at a financial institution headquartered in Philadelphia, Pennsylvania which may exceed federally insured amounts at times and which may at times significantly exceed balance sheet amounts due to outstanding checks.

                For purposes of preparing the statement of cash flows, the Company considers all highly liquid investments available for current use with an initial maturity of three months or less to be cash and cash equivalents

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 1          Accounts Receivable
Organization    -------------------
and             Accounts receivable at June 30, consists of:
Summary of
Significant
Accounting                                                1998          1997
Policies        ----------------------------------------------------------------
(Continued)
                United States Government                $  749,771   $  485,625
                Commercial contracts                       745,161      757,162
                Foreign contracts                          386,094      750,066
                Unbilled receivables - U. S. Government       -          16,688
                ----------------------------------------------------------------
                Total                                   $1,881,026   $2,009,541
                ----------------------------------------------------------------

                The Company does not provide an allowance for doubtful accounts because of the composition of its customer base, the use of irrevocable letters of credit for export sales and the lack of any significant uncollectible amounts in prior years.

                Inventory
                ---------
                Inventories, other than inventoried costs relating to long-term contracts, are stated at the lower of cost (principally last-in, first-out - LIFO) or market and include material, labor and factory overhead. Market represents the lower of replacement cost or estimated net realizable value (see Note 2). Inventoried costs relating to long-term contracts are stated at the actual production cost including factory overhead incurred to date, reduced by amounts identified with revenue recognized on delivered units. The costs attributed to delivered units under long-term contracts are based on the estimated average cost of all manufactured units.

                Property, Plant and Equipment
                -----------------------------
                Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized (see Note 3). Depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the related assets.

                Intangible Assets
                -----------------
                Intangible assets at June 30, consist of:

                                                          1998          1997
                ----------------------------------------------------------------
                Patents and trademarks, net             $ 176,351     $ 164,556
                Copyrights, net                             2,576         2,944
                Other, net                                175,000       372,917
                ----------------------------------------------------------------

                                                        $ 353,927     $ 540,417
                ----------------------------------------------------------------

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 1          Intangible Assets (Continued)
Organization    -----------------------------
and             The costs of the patents and trademarks are being amortized
Summary of      using the straight line method over their remaining useful
Significant     lives, not to exceed seventeen years. Accumulated amortization
Accounting      was $111,769 at June 30, 1998 and $90,821 at June 30, 1997.
Policies        Amortization expense amounted to $20,948, $13,559 and $13,956 in
(Continued)     1998, 1997 and 1996, respectively.

                The cost of the copyrights is being amortized using the straight line method over their remaining useful lives, which has been determined by management to be five years. Accumulated amortization was $1,104 at June 30, 1998 and $736 at June 30, 1997. Amortization expense was $368 for the years ended June 30, 1998 and 1997 and 1996.

                Other intangible assets represent the assets contributed to MDLLC by the minority members of the LLC and include products, product ideas and various trade names. The assets are being amortized using the straight line method over their remaining useful lives, not to exceed nineteen years. Accumulated amortization was $63,417 at June 30, 1998 and $41,083 at June 30, 1997. Amortization expense was $22,334, $20,700 and $20,383 for the years ended June 30, 1998, 1997 and 1996, respectively.

                Advertising
                -----------
                Advertising costs are expensed as incurred. Advertising expense for 1998, 1997 and 1996 was $16,287, $17,388 and $17,040
                respectively.

                Income Taxes
                ------------
                Deferred income taxes are recorded based upon differences between the financial statement and the tax basis of assets and liabilities. The temporary differences include the inclusion of the loss from MDLLC in the tax returns of the parent corporation, depreciation from an involuntary conversion of property and Federal and state net operating loss carryovers (see Note 11).

                Research and Development
                ------------------------
                Research and development costs related to both present and future products are charged to operations as incurred. These costs amounted to $100,000, $1,054,389, and $1,096,206 in 1998,
                1997 and 1996, respectively. Customer-sponsored research accounted for $-0-, $-0- and $97,382 in 1998, 1997 and 1996, respectively.

                Earnings Per Share
                ------------------
                During the year ended June 30, 1998, FASB No. 128, Earnings per Share, became effective for financial statements issued for periods ending after December 15, 1997. This statement requires dual presentation of basic and diluted EPS on the face of the income statement and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. This statement also requires restatement of all prior-period EPS data presented. As a result, we have restated the EPS information for June 30, 1997 and 1996.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 1          Earnings Per Share (Continued)
Organization    ------------------------------
and             Basic EPS is calculated by dividing net income (loss) by the
Summary of      weighted average shares of common stock of the Company ("Common
Significant     Stock"). The calculation of fully dilutive EPS assumes the
Accounting      dilutive effect of the Company's stock options and warrants
Policies        converted into Common Stock at the later of the beginning of the
(Continued)     year or issue date. During a loss period, the assumed exercise of outstanding in-the-money stock options and warrants have an antidilutive effect. As a result, these shares are not included in the weighted average shares outstanding of 27,658 used in the calculation of basic and fully dilutive EPS at June 30, 1998, 1997 and 1996.

                Reclassifications
                -----------------
                Certain items in the 1997 financial statements have been reclassified to conform with current year presentation.

Note 2          Inventory at June 30, consists of:
Inventory
                                                          1998          1997
                ----------------------------------------------------------------
                Work-In-Process
                  United States Government contracts   $1,585,356    $3,512,367
                  Commercial contracts                    695,253     1,421,592
                Purchased and manufactured parts        2,872,827     1,063,454
                ----------------------------------------------------------------
                                                        5,153,436     5,997,413
                Less:  Progress payments on United
                  States Government contracts             902,649       933,336
                ----------------------------------------------------------------
                Total                                  $4,250,787    $5,064,077
                ----------------------------------------------------------------

                The Company uses the last-in, first-out (LIFO) method to determine its material inventory costs, because it results in a better matching of costs and revenues. The following information will facilitate comparison with operating results of companies using the FIFO method. If the Company's inventory had been determined using the FIFO method at June 30, 1998 and 1997, reported inventories would have been higher by $1,188,945 and $1,143,627, respectively. Reported net loss for the year ended June 30, 1998 would have decreased by $27,961 ($1.01 per share). Reported net loss for the year ended June 30, 1997 would have decreased by $72,487 ($2.62 per share). Reported net income for the year ended June 30, 1996 would have decreased by $1,167 ($.04 per share).

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 2          The proforma effect relating to the use of the FIFO method would
Inventory       have resulted in the following balances for the statements of
(Continued)     operations presentation for the years ended June 30:

                                                       Restated
                                           1998          1997           1996
                ----------------------------------------------------------------
                Gross profit (loss)     $  (270,431)  $ 2,261,130   $ 6,790,429
                ----------------------------------------------------------------
                Income (loss) from
                  operations            $(3,737,137)  $(2,096,999)  $ 2,309,749
                ----------------------------------------------------------------
                Net income (loss)       $(2,936,311)  $(1,227,608)  $ 1,705,350
                ----------------------------------------------------------------

                In the year ended June 30, 1998 and 1996, a reduction in inventory resulted in a liquidation of LIFO inventory carried at lower costs in prior years as compared with the cost of 1998 and 1996 purchases. The effect of this liquidation was to increase net income by $23,594 ($.84 per share) and $96,663 ($2.75 per share) for the years ended June 30, 1998 and 1996, respectively.

Note 3          Property, plant and equipment at June 30, consists of:
Property,
Plant and                                               1998          1997
Equipment       ----------------------------------------------------------------
                Land and land improvements           $   79,207    $   79,207
                Building and improvements             1,771,102     1,763,490
                Equipment and furniture               3,631,524     3,594,427
                Leasehold improvements                  120,701       120,701
                ----------------------------------------------------------------
                                                      5,602,534     5,557,825
                Less:  accumulated depreciation and
                        amortization                  3,529,926     3,197,521
                ----------------------------------------------------------------

                Total                                $2,072,608    $2,360,304
                ----------------------------------------------------------------

                Depreciation expense amounted to $344,205, $395,636, and $393,301 in 1998, 1997 and 1996, respectively.

Note 4          The Company maintains a working capital line of credit in the
Short-Term      maximum amount of $6,000,000, payable on demand of which
Borrowings      $5,190,000 was outstanding at June 30, 1998. The additional credit availability will be made available on a committed basis, provided that no default or collateral deterioration greater than $800,000 occurs. The maximum amount available under this line of credit is limited by certain outstanding standby letters of credit in the amount of $784,734 at June 30, 1998 (see Note
                8). Interest is payable at the bank's prime rate (8.5% at June
                30, 1998). The line is collateralized by accounts receivable, inventory, property, plant and equipment, assignment of a letter of credit confirmed and negotiated by the bank, and assignment of all existing and future United States Government contracts that exceed $500,000.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 4          At June 30, 1997 the Company maintained a working capital line
Short-Term      of credit in the maximum amount of $5,500,000, payable on demand
Borrowings      of which $3,325,000 was outstanding. The maximum amount
(Continued)     available under this line of credit was limited by certain outstanding standby letters of credit in the amount of $272,622 at June 30, 1997 (see Note 8). Interest was payable at the bank's prime rate (8.5% at June 30, 1997). The line was collateralized by accounts receivable, inventory, property, plant and equipment, assignment of a letter of credit confirmed and negotiated by the bank, and assignment of all existing and future United States Government contracts that exceed $500,000.
                The line was guaranteed by NRC Acquisition Corporation and MDLLC. The maximum amount guaranteed by MDLLC was $400,000.

Note 5          Long-term debt consists of the following:
Long-Term
Debt
                                                          1998          1997
                ----------------------------------------------------------------

                Note payable - bank - payable in
                monthly installments of $8,750,
                including interest at 7.85%,
                collateralized by accounts
                receivable, inventory, property,
                plant and equipment, assignment of
                a letter of credit confirmed and
                negotiated by the bank and
                assignment of all existing and
                future United States Government
                contracts that exceed $500,000
                (see Notes 1, 2 and 3). Payments
                extend through January, 2000            $166,250      $271,250

                Note payable - bank - payable in
                monthly installments of $8,334
                plus interest at 8.25%,
                collateralized by accounts
                receivable, inventory, property,
                plant and equipment, assignment of
                a letter of credit confirmed and
                negotiated by the bank and a
                non-recourse surety agreement
                executed by the President and a
                director for $1,000,000 secured by
                a pledge of 8,476 shares of the
                Company's stock. Payments extend
                through November, 1998. In
                January, 1997 the President and a
                director were released from the
                non-recourse surety agreement.            41,666       141,666

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 5          Note payable - government -
Long-Term       payable in monthly installments of
Debt            $8,987 plus interest at 9%. The
(Continued)     Note was paid off in 1998.                  -          107,840

                Note payable - township - payable
                in monthly installments of $248
                plus interest at 4.8%. The Note
                was paid off in 1998.                       -            3,976
                ----------------------------------------------------------------
                                                         207,916       524,732
                Less: current portion                   (146,666)     (306,837)
                ----------------------------------------------------------------
                Total long-term debt                    $ 61,250      $217,895
                ----------------------------------------------------------------

                The following schedule represents the annual obligations on long-term debt outstanding at June 30, 1998:

                               Year                        Amount
                ----------------------------------------------------------------
                              1999                      $  146,666
                              2000                          61,250
                ----------------------------------------------------------------
                              Total                     $  207,916
                ----------------------------------------------------------------

Note 6          Supplementary information regarding non-cash investing and
Statement       financing activities:
of Cash
Flows                                         1998          1997         1996
                ----------------------------------------------------------------
                Non-cash acquisition of
                 intangible assets           $  -          $ -         $414,000
                ----------------------------------------------------------------
                Disposition of fully
                 depreciated property
                 and equipment               $11,024       $ -         $   -
                ----------------------------------------------------------------
                Non-cash disposal of
                 minority interest
                 inventory                   $  -          $3,900      $   -
                ----------------------------------------------------------------
                Organization cost
                 written off due to
                 termination of
                 Measurement
                  Dynamics, LLC and
                   Northeast Nuclear Ltd.    $22,205       $ -         $   -
                ----------------------------------------------------------------

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 7          The Company sponsors a 401(k) retirement plan which is funded
Retirement      entirely by employee contributionsand covers substantially all
Plan            full-time eligible employees.


Note 8          Lease Obligations
Commitments     -----------------
and             The Company leases administrative and manufacturing facilities
Contingency     under an operating lease that expired February, 1997. The lease was renewed for two years, and now expires in February, 1999 with three separate one year renewal options. The lease generally provides that the Company pays the taxes, insurance and maintenance expenses related to the leased property.

                The minimum future rentals under this lease as of June 30, 1998 are as follows:

                        Year ending June 30,                  Amount
                ----------------------------------------------------------------
                              1999                           $ 54,667
                ----------------------------------------------------------------
                              Total                          $ 54,667
                ----------------------------------------------------------------

                Rent expense associated with operating leases amounted to $82,000, $66,681 and $54,103 in 1998, 1997 and 1996,
                respectively.

                Employment Agreements
                ---------------------
                The Company has employment agreements with two officers which call for future minimum payments for each of the next four years as follows:

                        Year ending June 30,                  Amount
                ----------------------------------------------------------------

                              1999                           $235,040
                              2000                            235,040
                              2001                            235,040
                              2002                            235,040
                ----------------------------------------------------------------
                              Total                          $940,160
                ----------------------------------------------------------------

                Standby Letters of Credit
                -------------------------
                The Company is contingently liable for standby letters of credit aggregating $1,437,037 as of June 30, 1998, as collateral for performance on long-term contracts.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 9          The following methods and assumptions were used to estimate the
Fair Value      fair value of each class of financial instruments for which it
of Financial    is practicable to estimate that value:
Instruments
                Long-Term Debt
                --------------
                The fair value of the corporation's long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the corporation for debt of the same remaining maturities.

                The estimated fair values of the corporation's financial instruments are as follows:

                                           1998                     1997
                ----------------------------------------------------------------
                                   Carrying     Fair       Carrying      Fair
                                    Amount      Value       Amount       Value
                ----------------------------------------------------------------
                Long-term debt     $207,916    $207,033    $524,732    $522,482
                ----------------------------------------------------------------

Note 10         Total sales in fiscal 1998 included 45.3% to various branches of
Major           the United States Department of Defense excluding sales to
Customers       private contractors who in turn sell to the United States
and Export      Government. Sales to the United States Department of Defense in
Sales           1997 and 1996 accounted for 31.9% and 65.1% of total sales, respectively.

                Export sales in U. S. dollars were as follows:

                                           1998          1997           1996
                ----------------------------------------------------------------
                Australia              $   39,900    $   10,000     $  106,000
                Europe                    710,800       906,000        662,000
                Far East                  397,300     3,818,000      4,966,000
                Middle East               117,200        29,000         21,000
                North America             950,900       619,000        648,000
                Other                      10,900          -            24,000
                ----------------------------------------------------------------
                Total                  $2,227,000    $5,382,000     $6,427,000
                ----------------------------------------------------------------

                The majority of export sales are secured by irrevocable letters of credit.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 11         Provision (benefit) for income taxes consisted of the following:
Income
Taxes                                      1998          1997           1996
                ----------------------------------------------------------------
                Federal:
                 Current tax (benefit)  $(1,014,383)  $(682,726)      $ 834,484
                 Deferred provision
                  (benefit)                (573,417)       (708)        (41,708)
                State:
                 Current tax                   -           -            182,326
                 Deferred benefit       $  (129,256)   (136,039)         (5,562)
                ----------------------------------------------------------------
                Total                   $(1,717,056)  $(819,473)      $ 969,540
                ----------------------------------------------------------------

                The following is a reconciliation of income taxes at the Federal statutory rate with income taxes recorded by the Company:

                                              1998          1997         1996
                ----------------------------------------------------------------
                Federal tax at statutory
                 rate from continuing
                 operations               $(1,638,465)   $(747,853)   $ 910,012
                State income taxes, net
                  of Federal benefit          (84,016)     (89,759)     120,335
                Other                           5,982       (4,857)      (4,972)
                Minority interest in
                 loss of subsidiary              -          69,410       19,085
                Research and development
                 and other credits               (557)     (14,865)      (4,074)
                Federal tax savings
                 attributable to foreign
                 sales corporation               -         (31,549)     (70,846)
                ----------------------------------------------------------------
                Provision (benefit) for
                 taxes on income          $(1,717,056)  $ (819,473)   $ 969,540
                ----------------------------------------------------------------

                The deferred tax asset and deferred tax liability comprised the following at June 30:

                                                          1998          1997
                ----------------------------------------------------------------
                Deferred tax assets:
                  Deferred loss from MDLLC           $     -          $ 46,500
                  Net operating loss and
                    tax credit carryforward             583,303        132,900
                  Obsolete inventory write
                    down for books                      442,139           -
                ----------------------------------------------------------------
                                                      1,025,442        179,400
                  Valuation allowance                  (144,339)          -
                ----------------------------------------------------------------
                Net deferred tax assets                 881,103        179,400
                ----------------------------------------------------------------
                Deferred tax liability:
                  Depreciation                          (26,194)       (26,964)
                ----------------------------------------------------------------
                Net deferred tax liability           $  (26,194)      $(26,964)
                ----------------------------------------------------------------

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________


Note 11         The valuation allowance increased $144,339 during the year ended
Income          June 30, 1998. At June 30, 1997 the Company believed that all of
Taxes           the deferred tax assets were more likely than not to be
(Continued)     realized.

                Income taxes (receivable and prepaid) at June 30, 1998 and 1997 were $1,092,062 and $849,522, respectively.

                The Company has loss carryforwards totaling $813,000 which may be used to offset future taxable income. The carryforwards expire in 2013.


Note 12         Stock Option Plan
Related         -----------------
Party           The Company maintains an Incentive Stock Option and
Transactions    Non-Qualified Option Plan (the Plan). Pursuant to the terms of the Plan, 10,000 shares of the Company's common stock are reserved for issuance.

                The Plan provides for the granting of incentive stock options as defined under the Internal Revenue Code. Also under the Plan, non-qualified options may be granted to selected officers and employees. The Plan was effective October 29, 1990 and expires October 28, 2000. The exercise price is fair market value on the date of grant. As of June 30, 1998 there have been no grants.

                Outstanding Stock Options
                -------------------------
                Incentive stock options to purchase an aggregate amount of 1,000 shares were issued to two key employees and are exercisable at an aggregate rate of 200 shares per year beginning October 29, 1991. The exercise price is $90 per share.

                Prior to the adoption of the Plan, the Company granted to the Senior Vice President an option to purchase 2,000 shares of common stock. The option expires March 31, 2004. The option is exercisable at $67.68 per share.

                During the year ended June 30, 1995, incentive stock options to purchase an aggregate amount of 2,050 shares were issued to three key employees and one consultant and are exercisable at an aggregate rate of 410 shares per year beginning November 8, 1995. The exercise price is $160.28.

                Option Shares                     Exercisable   Non-Exercisable
                ----------------------------------------------------------------
                Outstanding, July 1, 1997             4,520          1,530

                Expired                                (700)          (300)

                Issued during year ended
                 June 30, 1998                          -              -

                Exercisable during year ended
                 June 30, 1998                          410           (410)
                ----------------------------------------------------------------
                Outstanding June 30, 1998             4,230            820
                ----------------------------------------------------------------
                Exercisable June 30, 1998          $422,160            -
                ----------------------------------------------------------------

                During the year ended June 30, 1998 a key employee left. As a result, options which were available to him expired.

                                                    Nuclear Research Corporation
                                                   Notes to Financial Statements
________________________________________________________________________________

Note 12         Stock Warrants
Related         --------------
Party
Transactions    The Company issued stock warrants to the President of the
(Continued)     Company. The warrants are exercisable into 5,000 shares of the
                Company's stock in 1,000 share increments at a price of $100 per share. The warrants, which expire March 31, 2004, were outstanding at June 30, 1998, 1997 and 1996.

                The Company issued additional warrants during the year ended June 30, 1995 to the President that are exercisable into 3,000 shares of the Company's stock in 1,000 share increments at a price of $160.28 per share. The warrants, which expire November 8, 2004, were outstanding at June 30, 1998, 1997 and 1996.

                The Company issued additional warrants during the year ended June 30, 1998 to the President that are exercisable into 3,000 shares of the Company's stock at price of $114.88 per share. The warrants expire May 20, 2003 and were outstanding at June 30, 1998.

                          NUCLEAR RESEARCH CORPORATION
                                  BALANCE SHEET
                                   (UNAUDITED)
                          -----------------------------

                                     ASSETS


                                                                March 31, 1999             June 30, 1998
                                                                --------------             -------------
CURRENT ASSETS
        Cash                                                     $     913,379               $     132,036
        Accounts receivable                                          2,507,746                   1,881,026
        Inventory (Note 2)                                           3,844,465                   4,250,787
        Costs and estimated earnings in
          excess of billings on uncompleted
          contracts (Note 3)                                           104,696                           -
        Prepaid taxes on income
           and tax refund receivable                                    24,835                   1,092,062
        Prepaid expenses and
           other current assets                                        287,770                     180,357
        Deferred income taxes                                          881,103                     881,103
                                                                 -------------               -------------
           Total current assets                                      8,563,994                   8,417,371

PROPERTY, PLANT AND EQUIPMENT
        (net of accumulated depreciation and amortization
        of $3,730,208 at March 31, 1999 and $3,529,926
        at June 30, 1998)                                            1,897,741                   2,072,608

OTHER ASSETS
        Intangible assets (net of accumulated amortization
        of $0 at March 31, 1999
        and $0 at June 30, 1998)                                       175,000                     175,000

        Patents (net of accumulated
        amortization of $112,873
        at March 31, 1999 and
        $112,873 at June 30, 1998)                                     180,497                     178,927

        Other                                                          160,497                     166,034
                                                                 -------------               -------------

           Total other assets                                          515,994                     519,961
                                                                 -------------               -------------

TOTAL ASSETS                                                     $  10,977,729               $  11,009,940
                                                                 =============               =============


                        See Notes to Financial Statements

                   NUCLEAR RESEARCH CORPORATION BALANCE SHEET
                                   (UNAUDITED)
                   ------------------------------------------

                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                             March 31, 1999                June 30, 1998
                                                             --------------                -------------
CURRENT LIABILITIES
        Short-term borrowings                                $     4,865,000               $    5,190,000
        Current portion of
          long-term debt                                              87,500                      146,666
        Accounts payable                                             663,704                      902,653
        Accrued expenses                                             380,629                    1,103,500
        Accrued payroll and
          payroll taxes                                              427,851                      319,184
        Taxes payable on income                                      516,005                            -
        Billings on uncompleted contracts in excess of
          costs and estimated earnings                                     -                       23,656
                                                             ---------------               --------------
        Total current liabilities                                  6,940,689                    7,685,659

LONG-TERM DEBT                                                             -                       61,250

DEFERRED INCOME TAXES                                                 26,194                       26,194

MINORITY INTEREST IN EQUITY OF
CONSOLIDATED SUBSIDIARY                                                    -                            -

COMMITMENTS AND CONTINGENCY
(Note 4)                                                                   -                            -

SHAREHOLDERS' EQUITY
        Common Stock
          Stated value $5 per
          share, with 60,000 shares
          authorized, 31,873 shares
          issued and 27,658 shares
          outstanding                                                159,365                      159,365
          Additional paid in
          capital                                                    517,010                      517,010
          Retained Earnings                                        3,396,824                    2,622,815
          Less: treasury stock,
           3,698 shares at cost                                      (62,353)                     (62,353)
                                                             ---------------               --------------

        Total shareholders' equity                                 4,010,846                    3,236,837
                                                             ---------------               --------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                         $    10,977,729               $   11,009,940
                                                             ===============               ==============



                        See Notes to Financial Statements

                          NUCLEAR RESEARCH CORPORATION
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                          -----------------------------


                                                                          Three Months Ended
                                                                               March 31,
                                                                         1999            1998
                                                                         ----            ----
NET SALES                                                            $   3,677,664   $   2,494,762
COST OF SALES                                                            2,827,898       4,974,370
                                                                     -------------   -------------
GROSS PROFIT                                                               849,766      (2,479,608)
SELLING AND ADMINISTRATIVE EXPENSES                                      1,049,068         848,136
RESEARCH AND DEVELOPMENT EXPENSES                                                -               -
INTEREST EXPENSE                                                           130,470          97,120
                                                                     -------------   -------------
INCOME (LOSS) FROM OPERATIONS                                             (329,772)     (3,424,864)
OTHER INCOME                                                                31,627          17,546
                                                                     -------------   -------------
INCOME (LOSS) BEFORE INCOME TAXES (BENEFIT)                               (298,145)     (3,407,318)
 LESS:  TAXES (BENEFIT) ON INCOME                                         (118,995)     (1,192,562)
                                                                     -------------   -------------
NET INCOME (LOSS)                                                    $    (179,150)  $  (2,214,756)
                                                                     =============   =============
PRIMARY EARNINGS (LOSS) PER SHARE                                    $       (6.48)  $      (80.08)
                                                                     =============   =============
WEIGHTED AVERAGE COMMON SHARES                                              27,658          27,658
                                                                     =============   =============



                        See Notes to Financial Statements

                          NUCLEAR RESEARCH CORPORATION
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                          -----------------------------



                                                                          Nine Months Ended
                                                                              March 31,
                                                                         1999            1998
                                                                         ----            ----
NET SALES                                                           $   13,581,755   $   6,494,671
COST OF SALES                                                            9,346,825       8,527,525
                                                                    --------------   -------------
GROSS PROFIT                                                             4,234,930      (2,032,854)
SELLING AND ADMINISTRATIVE EXPENSES                                      2,681,335       1,873,548
RESEARCH AND DEVELOPMENT EXPENSES                                                -               -
INTEREST EXPENSE                                                           320,067         292,374
                                                                    --------------   -------------
INCOME (LOSS) FROM OPERATIONS                                            1,233,528      (4,198,776)
OTHER INCOME                                                                56,486          23,534
                                                                    --------------   -------------
INCOME (LOSS) BEFORE INCOME TAXES (BENEFIT)                              1,290,014      (4,175,242)
 LESS:  TAXES (BENEFIT) ON INCOME                                          516,005      (1,461,335)
                                                                    --------------   -------------
NET INCOME (LOSS)                                                   $      774,009   $  (2,713,907)
                                                                    ==============   =============
PRIMARY EARNINGS (LOSS) PER SHARE                                   $        27.98   $      (98.12)
                                                                    ==============   =============
WEIGHTED AVERAGE COMMON SHARES                                              27,658          27,658
                                                                    ==============   =============



                        See Notes to Financial Statements

                     NUCLEAR RESEARCH CORPORATION STATEMENTS
                   OF SHAREHOLDERS' EQUITY FOR THE NINE MONTHS
                ENDED MARCH 31, 1999 AND YEAR ENDED JUNE 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------



                                                         Additional                                     Total
                                     Common Stock         Paid In       Retained                    Shareholders'
                                 Shares       Amount      Capital       Earnings    Treasury Stock     Equity
                                 ------       ------      -------       --------    --------------     ------
Balance at
  June 30, 1997                 27,658       $159,365     $517,010    $ 5,587,087       $(62,353)     $ 6,201,109
Net loss for
  the year ended
  June 30, 1998                   --            --           --        (2,964,272)         --          (2,964,272)
                              ----------     --------     --------    -----------       --------      -----------
Balance at
  June 30, 1998                 27,658        159,365      517,010      2,622,815        (62,353)       3,236,837
Net profit for
 the nine months
 ended March 31,  1999            --            --           --           774,009          --             774,009
                              ----------     --------     --------    -----------       --------      -----------
Balance at
  March 31, 1999                27,658       $159,365     $517,010    $ 3,396,824       $(62,353)     $ 4,010,846
                              ==========     ========     ========    ===========       ========      ===========


                        See Notes to Financial Statements

                          NUCLEAR RESEARCH CORPORATION
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                        Nine Months Ended
                                                                                            March 31,
                                                                                    1999                  1998
                                                                                    ----                  ----
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)                                                           $    774,009          $  (2,713,907)
     Adjustments to reconcile net income to
           net cash provided by (used by) operating
           activities:
             Depreciation and amortization                                           200,282                285,459
             (Increase) decrease in:
                  Accounts receivable                                               (626,720)               143,551
                  Inventory                                                          406,322              1,642,725
             Prepaid taxes on income tax and
               tax refund receivable                                               1,067,227               (620,313)
                  Prepaid expenses and other assets                                 (107,413)              (152,559)
                  Costs and estimated earnings in
                    excess of billings on
                    uncompleted contracts                                           (104,696)               207,604
             Increase (decrease) in:
                  Accounts payable                                                  (238,949)               505,491
                  Accrued expenses and payroll taxes                                (614,204)              (168,871)
                  Taxes payable on income                                            516,005                      -
                  Billings on uncompleted contracts in excess of cost and
                  estimated earnings                                                 (23,656)                     -
                                                                                ------------          -------------

NET CASH PROVIDED BY (USED BY)
    OPERATING ACTIVITIES                                                           1,248,207               (870,820)
                                                                                ------------          -------------

CASH FLOWS FROM INVESTING ACTIVITIES
           Capital expenditures                                                      (25,415)               (60,230)
           (Increase) decrease in other assets                                         3,967                (70,443)
                                                                                ------------          -------------
NET CASH USED BY INVESTING ACTIVITIES                                                (21,448)              (130,623)
                                                                                ------------          -------------

CASH FLOWS FROM FINANCING ACTIVITIES
           Net proceeds (payments) on line of credit                                (325,000)             1,055,000
           Payments of (proceeds from) long-term debt                                120,416               (237,117)
           Other                                                                           -                      -
                                                                                ------------          -------------

NET CASH PROVIDED BY (USED BY)
    FINANCING ACTIVITIES                                                            (445,416)               817,813
                                                                                ------------          -------------

NET INCREASE (DECREASE) IN CASH                                                      781,343               (183,610)
                                                                                ------------          -------------
CASH - beginning                                                                     132,036                183,610
                                                                                ------------          -------------
CASH - ending                                                                   $    913,379          $           -
                                                                                ============          =============


                        See Notes to Financial Statements

                          NUCLEAR RESEARCH CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)
                        March 31, 1999 and March 31, 1998

Note 1. The Financial Statements of Nuclear Research Corporation have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"). In the opinion of management, the accompanying Financial Statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position as of March 31, 1999 and June 30, 1998 and the results of operations and cash flows for the three months and nine months ended March 31, 1999 and 1998. Certain information and footnote disclosures prepared in accordance with generally accepted accounting principles have either been condensed or omitted pursuant to SEC rules and regulations. These financial statements should be read in conjunction with the financial statements and the notes included in the Company's latest Annual Report on Form 10-K.

The results of operations for the nine months ended March 31, 1999 and 1998 are not necessarily indicative of the results for the full year.

The Financial Statements include the accounts of Nuclear Research Corporation, NRC Acquisition Corporation and Northeast Nuclear, Ltd., wholly-owned subsidiaries hereafter referred to collectively as the "Company." Also included in the Financial Statements are the accounts of Measurement Dynamics LLC ("MDLLC").

The Company has two subsidiaries, NRC Acquisition Corporation, a Pennsylvania corporation and Northeast Nuclear Ltd., a Virgin Islands corporation. Neither of these subsidiaries has any business operations and, commencing with the Company's fiscal year ended June 30, 1998 ("fiscal 1998"), the assets and liabilities of these subsidiaries are treated as the assets and liabilities of the Company.

In September 1998 the Company acquired all of the outstanding membership interests of MDLLC, not then owned by the Company. In connection with that acquisition, as of June 30, 1998, all of the assets and liabilities of MDLLC became the assets and liabilities of the Company and the Company wrote off amounts due the Company from MDLLC. Prior to its acquisition of the other outstanding membership interests of MDLLC, the Company owned 42% of the outstanding membership interests of MDLLC.

                          NUCLEAR RESEARCH CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2.  Inventory.


                                                       (Unaudited)

                                           March 31,              June 30,
                                              1999                  1998
                                        ----------------------------------------
Inventory consists of:
Work-In-Process
  United States Government
   contracts                             $         795,825     $       1,585,356
  Commercial contracts                           1,579,335               695,253
Purchased and manufactured
   parts                                         1,599,081             2,872,827
                                         -----------------     -----------------

                                                 3,974,241             5,153,436
Less:  Progress payments on United
States Government contracts                        129,776               902,649
                                         -----------------     -----------------
Total                                    $       3,844,465     $       4,250,787
                                         =================     =================

The Company uses the last-in, first-out (LIFO) method to determine its material inventory costs. The following information will facilitate comparison with operating results of companies using the FIFO method. If the Company's inventory had been determined using the FIFO method at March 31, 1999, reported inventories would have been $758,573 higher and reported net income would have increased by $41,158 ($1.48 per share). The pro forma effect relating to the use of the FIFO method would have resulted in the following balances for the statement of operations presentation for the nine months ended March 31, 1999:

                  Gross Profit                      $4,337,825
                                                    ==========
                  Income from Operations            $1,336,423
                                                    ==========
                  Net Income                        $  815,167
                                                    ==========

                          NUCLEAR RESEARCH CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 3. Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts.

The Company recognizes revenues on several fixed-price contracts using the percentage-of-completion method, measured by the percentage of cost incurred to date compared to the estimated total cost for the contracts. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material, direct labor and indirect costs related to contract performance. Provisions for estimated losses on the uncompleted contracts are made in the period in which such losses are determined. Changes in estimated job profitability resulting from job performance, job conditions, claims, change orders, and settlements, are accounted for in the period in which the changes occur.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.

The liability "Billings on uncompleted contracts in excess of cost and estimated earnings" represents billings in excess of revenue recognized.

Costs, estimated earnings, and billings on uncompleted contracts are summarized as follows:

                  Costs incurred and estimated
                    earnings on uncompleted
                    contracts                                $   647,414
                  Billings to date                               542,718
                                                             -----------
                                                             $   104,696
                                                             ===========

                  Included in accompanying balance sheet under the following caption:

                  Costs and estimated earnings
                    in excess of billings on
                    uncompleted contracts                    $   104,696
                                                              ==========

                          NUCLEAR RESEARCH CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 4.  Commitments and Contingency.
         ---------------------------

                  In September 1995, the Company's management was notified that MDLLC, Mark A. Sitcoske and a company controlled by Mr. Sitcoske, Measurement Dynamics, Inc., had been named as co-defendants in a suit filed on September 7, 1995 in the Superior Court of the State of Rhode Island by Hanna Manufacturing, Inc. ("Hanna"), a Rhode Island company that previously employed Mr. Sitcoske. The suit alleged that the defendants acted in violation of an existing employment and non-compete agreement between Hanna and Mr. Sitcoske and sought to enjoin Mr. Sitcoske from his continued employment with MDLLC and to obtain damages; however, at December 31, 1997, Hanna had not sought a hearing to obtain injunctive relief and the matter was in discovery. In September, 1998, the Company acquired all of the outstanding membership interests in MDLLC not then owned by the Company. In March 1999, the Hanna lawsuit was settled and a Stipulation of Dismissal, dismissing the lawsuit with prejudice, was filed with the court. In settlement of the Hanna lawsuit, each of Hanna, on the one hand, and the defendants in the Hanna lawsuit and the Company, on the other hand, granted to the other a general release, and Hanna received a settlement payment of $12,500. The Company contributed the $12,500 settlement amount.

                                     ANNEXES

         ANNEX A  Agreement and Plan of Merger

         ANNEX B  Opinion of Financial Advisor

         ANNEX C Sections 1571 through 1580 and 1906 of the Pennsylvania Business Corporation Law of 1988

                                     Annex A

                          Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER


                  This Agreement and Plan of Merger is made on the 16th day of June 1999 by and among (i) Aptec Instruments Ltd., an Ontario corporation, which, prior to the Closing (as defined below), shall be continued as a corporation formed under the laws of the province of New Brunswick, Canada ("Aptec"), (ii) Nuclear Research Corporation, a Pennsylvania corporation ("NRC"), and (iii) Aptec Acquisition Corp., a Pennsylvania corporation which is a wholly-owned subsidiary of Aptec ("Newco").

WHEREAS, the Boards of Directors of Aptec and NRC deem it in the best interests of Aptec and NRC and their respective shareholders that Aptec and NRC combine their businesses and operations in a transaction pursuant to which Aptec will own 100% of the capital stock of NRC;

WHEREAS, the issued and outstanding share capital of Aptec consists of 30,780 shares of common stock, no par value ("Aptec Common Stock") all of which are currently owned by the shareholders whose names appear on Exhibit A (the "Aptec Shareholders"); and

WHEREAS, the issued and outstanding capital stock of NRC consists of 27,658 shares of common stock, par value $5.00 per share (the "NRC Common Stock"), of which 15,502 shares are owned by the shareholders whose names appear on Exhibit B hereto (the "Pollock Holders") and 12,156 shares are owned by other shareholders.


                                    ARTICLE I

                                   THE MERGER

                  Section 1.01 The Merger.

                  (a) At the Effective Time (as defined in Section 1.01(c)), NRC shall be merged (the "Merger") with and into Newco in accordance with the Pennsylvania Business Corporation Law of 1988 , as amended (the "PBCL"), whereupon the separate existence of NRC will cease, and Newco shall be the surviving corporation (the "Surviving Corporation").

                  (b) The closing of the Merger (the "Closing") will take place at 10:00 a.m. (New York City time) on a date to be specified by the parties (the "Closing Date"), which shall be no later than the second Business Day after satisfaction of the conditions set forth in Article V, at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, unless the parties agree in writing to another time, date or place.

                  (c) Upon the Closing, NRC and Newco will file articles of merger with the Department of State of the Commonwealth of Pennsylvania and make all other filings or recordings required by Pennsylvania law in connection with the Merger. The Merger will become effective at such time as the articles of merger are filed with the Department of State of the Commonwealth of Pennsylvania (the "Effective Time").

                  The amounts in Section 1.02 are to be adjusted to reflect the purchase price adjustments set forth in Schedule A of the Stock Acquisition Agreement.

                  (d) From and after the Effective Time, the Surviving Corporation will possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of NRC and Newco, all as provided under the PBCL.

                  Section 1.02 Merger Consideration. At the Effective Time:

                  (a) Each share of NRC Common Stock issued and outstanding immediately prior to the Effective Time held by the Public Shareholders (as defined below) shall be converted into the right to receive from Newco $226.02 per share in cash (the "Cash Consideration") and each NRC option, warrant and other rights to acquire shares under any stock option or purchase plan, program or similar arrangement (each, as amended, an "Option Plan" and such option, warrant and other rights, "Stock Options") held by a Public Shareholder immediately prior to the Effective Time shall be converted into the right to receive in cash from Newco the difference between the Cash Consideration and the exercise price of such Stock Options as set forth on Schedule 1.02(a).

                  (b) Each share of NRC Common Stock held by the Pollock Holders issued and outstanding immediately prior to the Effective Time shall be exchanged with Newco for .5525 share of Aptec Common Stock and $13.8562 in cash. Accordingly, assuming that the Pollock Holders own 15,502 shares of NRC Common Stock at the Effective Time, the Pollock Holders will receive an aggregate of 8,566 shares of Aptec Common Stock and $214,799 in cash.

                  (c) Each Stock Option of NRC Common Stock held by the Pollock Holders (the "Pollock Warrants") immediately prior to the Effective Time shall be exchanged for the number of shares of Aptec Common Stock set forth on
Schedule 1.02(c) and shall be canceled.

                  (d) At the Effective Time, the share certificates for the NRC Common Stock held by the Pollock Holders (the "Pollock Share Certificates") and the Pollock Warrants shall each be automatically converted into the number of shares of Aptec Common Stock provided in Sections 1.02(b) and (c). Upon delivery to Aptec by the Pollock Holders of the Pollock Share Certificates and the Pollock Warrants, Aptec shall issue new Aptec share certificates in exchange therefor. The aggregate of 12,720 shares of Aptec Common Stock issued to the Pollock Holders under Sections 1.02(b) and (c) shall represent 29.241% of the shares of all classes of equity securities of Aptec (including options, warrants and convertible securities) outstanding immediately after the Effective Time.

                  (e) Notwithstanding the foregoing amounts in Section 1.02 are to be adjusted to reflect the purchase price adjustments set forth in Schedule A of the Stock Acquisition Agreement.

                  Section 1.03 Letter of Transmittal. Promptly after the Effective Time, Newco will mail to each record holder of NRC Common Stock at the Effective Time other than the Pollock Holders ("Public Shareholder" or in the plural "Public Shareholders") (i) a letter of transmittal (the "Letter of Transmittal") that will specify that delivery will be effected, and risk of loss and title to the certificates formerly representing the NRC Common Stock will pass, upon delivery of such certificates to the Surviving Corporation and will be in such form and have such other provisions, including appropriate provisions with respect to back-up withholding, as Newco reasonably may specify and (ii) instructions for effecting the surrender of the certificates formerly representing shares of NRC Common Stock in exchange for the Cash Consideration, without interest. The Letter of Transmittal shall contain customary provisions for lost certificates.

                  Section 1.04 Surrender and Payment.

                  (a) Upon surrender for cancellation to Newco of a certificate formerly representing shares of NRC Common Stock, together with the Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, a Public Shareholder will be entitled to receive a check from Newco in the amount equal to the aggregate amount of the Cash Consideration which such holder has the right to receive pursuant to the provisions of this Article I. After the Effective Time and until so surrendered, each certificate representing shares of NRC Common Stock will represent for all purposes only the right to receive the Cash Consideration and shall have no further rights except as provided in Section 1.09.

                  (b) If the Cash Consideration (or any portion thereof) is to be delivered to a Person other than the Person in whose name the surrendered certificate or certificates are registered, it will be a condition of such delivery that the surrendered certificate or certificates shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay any transfer or other Taxes required by reason of the delivery of the Cash Consideration to a Person other than the registered holder of the surrendered certificate or certificates or such Person shall establish to the satisfaction of the Surviving Corporation that any such Tax has been paid or is not applicable.

                  Section 1.05 Withholding of Tax. Newco will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of NRC Common Stock such amounts as Newco reasonably determines it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. Such withheld amounts will be treated for all purposes of this Agreement as having been paid to the former holder of NRC Common Stock in respect of whom such deduction and withholding was made by Newco.

                  Section 1.06 Stock Transfer Books. At the Effective Time, the stock transfer books of NRC will be closed and there will be no further registration of transfers of shares of NRC Common Stock on the records of NRC. Certificates formerly representing shares of NRC Common Stock that are presented to the Surviving Corporation after the Effective Time will be canceled.

                  Section 1.07 Stock Option Plans. As of the Effective Time, all existing Option Plans of NRC shall terminate and any rights under any provisions in any other plan, program or arrangement providing for the issuance or grant by NRC of any interest in respect of the capital stock of NRC shall be canceled.

                  Section 1.08 Shareholder Approval. This Agreement shall be governed by Section 1906 of the PBCL. This Agreement will be submitted for adoption and approval to the holders of shares of NRC Common Stock at a special meeting of the NRC shareholders convened for such purpose in accordance with the provisions of this Agreement. The affirmative vote of the holders of shares of NRC Common Stock representing a majority of the votes that may be cast by the holders of all outstanding shares of NRC Common Stock (voting together as a single class) is required to approve this Agreement. No other approval of NRC's shareholders shall be required in order to consummate the Merger. Concurrently herewith, the Pollock Holders have entered into the Voting Agreement attached hereto as Exhibit C.


                  Section 1.09 Dissenters Rights. Notwithstanding any provision of this Agreement to the contrary, NRC Common Stock that is outstanding immediately prior to the Effective Time and that is held by Public Shareholders who shall have dissented and demanded the right to receive the fair value of their shares of NRC Common Stock in accordance with, and otherwise complied in all respects with, Sections 1930 and 1571 through 1580 of the PBCL (collectively, the "Dissenting Shares") shall be canceled but not converted into or represent the right to receive the Cash Consideration. Such Public Shareholders shall be entitled instead to receive payment of the fair value of such Dissenting Shares (which may be more than, equal to, or less than the Cash Consideration) in accordance with the provisions of such Sections 1930 and 1571 through 1580 of the PBCL, except that all shares of NRC Common Stock held by Public Shareholders who shall fail to perfect or who effectively withdraw or lose their rights to be paid the fair value for such NRC Common Stock under such Sections 1930 and 1571 through 1580 of the PBCL shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Cash Consideration, without any interest thereon, upon surrender, in the manner provided in Section 1.04, of the certificate or certificates that formerly evidenced such shares of NRC Common Stock.


                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF NRC

                  NRC represents and warrants to Aptec and Newco as follows:

                  Section 2.01 Corporate Existence and Power. NRC is a corporation duly incorporated, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania and has all corporate power required to carry on its business as now conducted. Except as set forth in Schedule 2.01, NRC is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. NRC has delivered to Aptec copies of NRC's articles of incorporation and by-laws as currently in effect.

                  Section 2.02 Corporate Authorization. The execution, delivery and performance by NRC of this Agreement and the consummation by NRC of the transactions contemplated hereby are within NRC's corporate powers and, except for the approval and adoption by NRC's shareholders of this Agreement and the Merger, have been duly authorized by all necessary corporate action on the part of NRC. This Agreement has been duly and validly executed and delivered by NRC and, assuming the due and valid authorization, execution and delivery of this Agreement by Aptec and Newco constitutes a valid and binding agreement of NRC, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability. The Board of Directors of NRC has approved the Merger, this Agreement and the transactions contemplated hereby. Howard, Lawson & Co. has delivered to the Board of Directors of NRC its opinion that the Allocation (as such term is defined in such opinion) of the value of the transactions is fair to the Public Shareholders from a financial point of view. No other corporate proceedings on the part of NRC are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby, other than the approval and adoption of the Merger and this Agreement by the shareholders of NRC.

                  Section 2.03 Governmental Authorization. The execution, delivery and performance by NRC of this Agreement and the consummation by NRC of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity, other than: (i) the filing of the articles of merger as contemplated by Section 1.01(a); (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act") and (iii) compliance with any applicable requirements under any contracts with a Governmental Entity to which NRC is a party.

                  Section 2.04 Non-contravention. Except as set forth on
Schedule 2.04, the execution, delivery and performance by NRC of this Agreement and the consummation by NRC of the transactions contemplated hereby do not and will not: (i) contravene or conflict with the articles of incorporation or by-laws of NRC; (ii) contravene or conflict with or constitute a violation of any provision of any state or federal law, regulation, judgment, injunction, order or decree and to the knowledge of NRC, any foreign law or regulation binding upon or applicable to NRC or any NRC Subsidiary; (iii) result in a breach or violation of or constitute a default (or an event that with the giving of notice or the lapse of time or both would constitute a default) under or give rise to a right of termination, amendment, cancellation or acceleration of any material right or obligation of NRC or any NRC Subsidiary or to a loss of any material benefit to which NRC or any NRC Subsidiary is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon NRC or any NRC Subsidiary or any of their respective assets; or (iv) result in the creation or imposition of any Lien on any material asset of NRC or any NRC Subsidiary.

                  Section 2.05 Capitalization.

                  (a) As of June 16, 1999, the authorized capital stock of NRC consisted solely of 60,000 shares of NRC Common Stock, of which 27,658 were issued and outstanding.

                  (b) As of June 16, 1999, there were outstanding Stock Options and Pollock Warrants to purchase an aggregate of 20,230 shares of NRC Common Stock, held by the persons and in the amounts appearing in Schedule 1.02(a) and
Schedule 1.02(c).

                  (c) All outstanding shares of NRC Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in this Section 2.05, there are outstanding (i) no shares of capital stock or other voting securities of NRC, (ii) no securities of NRC convertible into or exchangeable for shares of capital stock or voting securities of NRC and
(iii) no options or other rights to acquire from NRC, and no obligation of NRC to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of NRC. The securities described in Section 2.05(a) and Section 2.05(b) are referred to collectively as the "NRC Securities". Except pursuant to the terms of the NRC Securities, there are no outstanding obligations of NRC or any NRC Subsidiary to repurchase, redeem or otherwise acquire any NRC Securities.

                  (d) There are no outstanding contractual obligations of NRC or any NRC Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person other than to wholly-owned NRC Subsidiaries, in the ordinary course of business consistent with past practice.

                  Section 2.06 Subsidiaries.

                  (a) Except as set forth on Schedule 2.06(a), each NRC Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all corporate, partnership or similar powers required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation or other legal entity and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except any jurisdiction where the failure to so qualify or be in good standing would not have a Material Adverse Effect. All NRC Subsidiaries and their respective jurisdictions of organization are identified in Schedule 2.06(b).

                  (b) All of the outstanding shares of capital stock of, or other ownership interests in, each NRC Subsidiary, are owned by NRC, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (i) securities of NRC convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any NRC Subsidiary or (ii) options or other rights to acquire from NRC or any NRC Subsidiary, and no other obligation of NRC or any NRC Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any NRC Subsidiary. The securities described in clauses (i) and (ii) above are referred to collectively as the "NRC Subsidiary Securities". There are no outstanding obligations of NRC or any NRC Subsidiary to repurchase, redeem or otherwise acquire any outstanding

NRC Subsidiary Securities or pay any dividend or make any other distribution in respect thereof to a Person other than NRC or a wholly-owned NRC Subsidiary.

                  Section 2.07 SEC Filings. NRC has filed with the SEC all forms, reports, definitive proxy statements, schedules and registration statements required to be filed with the SEC since January 1, 1996 through and including the date hereof (the "SEC Reports"). No NRC Subsidiary is required to file any report, form or document with the SEC. As of its respective filing date, no SEC Report contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The SEC Reports when filed complied in all material respects with applicable requirements of the Securities Act of 1933, as amended, and the Exchange Act.

                  Section 2.08 Financial Statements.

                  (a) The audited consolidated financial statements and unaudited consolidated interim financial statements of NRC included in the SEC Reports (including, without limitation, the audited consolidated balance sheet at June 30, 1998 (the "Balance Sheet") and the unaudited consolidated balance sheet at March 31, 1999 (the "Interim Balance Sheet") (collectively, the "Financial Statements") fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited interim financial statements as permitted by Form 10-Q or 10-QSB of the SEC), the consolidated financial position of NRC and its consolidated NRC Subsidiaries as of the dates thereof and its consolidated statements of operations, shareholders' equity and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). The Financial Statements have been prepared from the books and records of NRC and the NRC Subsidiaries maintained in the ordinary course of business and reflect and provide adequate reserves in respect of all known liabilities of NRC and the NRC Subsidiaries, including all known contingent liabilities, as of their respective dates.

                  (b) NRC and each of the NRC Subsidiaries keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity. None of NRC or any of the NRC Subsidiaries, and no employee, agent or shareholder of any such entity, directly or indirectly has made any payment of funds of any such entity or received or retained any funds in violation of any applicable law, rule or regulation.

                  Section 2.09 Disclosure Documents. The Proxy Statement and any amendment or supplement thereto, when filed, will comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of NRC and at the time such shareholders vote on the approval and adoption of this Agreement, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2.09 do not apply to statements in or omissions from the Proxy Statement or any amendment or supplement thereto based upon information furnished to NRC in writing by Aptec or Eurisys Mesures SA ("EM") for use therein.

                  Section 2.10 Absence of Certain Changes or Events. Since June 30, 1998, except as disclosed in the SEC Reports, there has not been: (i) any change in the business, operations or financial condition of NRC or any of the NRC Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of NRC, or any repurchase, redemption or other acquisition by NRC or any of the NRC Subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, NRC or any of the NRC Subsidiaries; (iii) any incurrence, assumption or guarantee by NRC or any of the NRC Subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices; or (iv) as of the date hereof, any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of NRC or any of the NRC Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  Section 2.11 Real Property.

                  (a) Set forth on Schedule 2.11(a) is (i) a complete list of all real property (the "Owned Property") that NRC or any of the NRC Subsidiaries owns, or in which NRC or any of the NRC Subsidiaries has legal or equitable title and (ii) a description of each lease of real property under which NRC or any of the NRC Subsidiaries is a lessee, lessor, sublessee or sublessor (the "Leased Property"). The Owned Property and the Leased Property sometimes collectively are referred to as the "Real Property". True and complete copies of all leases to which NRC or any Subsidiary is a party respecting any real property and all other instruments granting such leasehold interests, rights, options or other interests (the "Property Leases"), and to the extent in possession of NRC or any NRC Subsidiary of all deeds, title insurance policies, surveys, mortgages, agreements and other documents granting to NRC or any of the NRC Subsidiaries title to or an interest in any Real Property (the "Title Documents"), have been made available to Aptec.

                  (b) With respect to the Property Leases, no breach or event of default on the part of NRC or any NRC Subsidiary to any of the Property Leases and no event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default, have occurred and are continuing unremedied. All the Property Leases are in full force and effect and are valid and enforceable against the parties thereto in accordance with their terms. All rental and other payments due under each of the Property Leases have been duly paid in accordance with the terms of such Property Lease. The Merger does not require the consent of any party to, constitute an event of default under or trigger any options to terminate or otherwise change the existing terms of any Property Lease.

                  (c) With respect to the Title Documents, to NRC's knowledge, no breach or event of default on the part of NRC or any NRC Subsidiary, or on the part of any other party thereto and no event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default under any term, covenant or condition of such Title Documents, has occurred and is continuing unremedied.

                  (d) NRC and the Subsidiaries have good and marketable title in fee simple to the Owned Property and to all plants, buildings and improvements thereon, free and clear of any mortgages, Liens, security interests, claims, charges, imperfections of title, encroachments, easements, rights-of-way, squatters' rights, encumbrances, covenants, conditions or restrictions ("Impairments"), except for those Impairments that are described on Schedule 2.11(d) or described in the Title Documents.

                  (e) To NRC's knowledge, the buildings and improvements owned or leased by NRC or any NRC Subsidiary, and the operation or maintenance thereof as operated and maintained do not, (i) contravene any zoning or building law or ordinance or other administrative regulation (including but not limited to those relating to zoning, land division, building, fire, health and safety) or (ii) violate any restrictive covenant or any provision of federal, state, local or foreign law.

                  (f) There is no pending or, to NRC's knowledge, threatened condemnation or eminent domain proceeding with respect to, or that could affect, any Owned Property or Leased Property.

                  (g) Schedule 2.11(g) includes a complete and accurate list of the property classifications for zoning purposes of all Real Property as of the date hereof. Each parcel of Real Property is currently being used in a manner that is consistent with and in compliance with the property classification assigned to it for zoning purposes.

                  Section 2.12 Personal Property. NRC and the NRC Subsidiaries have good and marketable title to all personal property reflected on the Balance Sheet and all personal property acquired by NRC or any of the NRC Subsidiaries since the date of the Balance Sheet (except such personal property as has been disposed of in the ordinary course of business), free and clear of any Liens (as hereinafter defined), except for: (i) the Liens identified on Schedule 2.12;
(ii) Liens for current taxes not yet due and payable or delinquent; and (iii) mechanics', carriers', workmen's, and similar Liens arising in the ordinary course of business.

                  Section 2.13 Accounts Receivable. All accounts receivable of NRC that are reflected on the Financial Statements or the accounting records of NRC and the NRC Subsidiaries as of the Closing Date (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. The Accounts Receivable are or will be as of the Closing Date collectible within 360 days of the date due. Except as set forth in Schedule 2.13(a), there is no contest, claim, or right of setoff other than returns in the ordinary course of business, under any contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable. Schedule 2.13(b) contains complete and accurate lists of all Accounts Receivable as of the date of the Interim Balance Sheet and as of the date of this Agreement, which lists set forth the aging of such Accounts Receivable. Since the date of the Interim Balance Sheet, NRC has not written off or written down or created reserves against any Accounts Receivable and from the date hereof to the Closing Date, NRC will not write-off or write down or create reserves against any Accounts Receivable.

                  Section 2.14 Personnel.

                  (a) Set forth on Schedule 2.14 (a) is a true and complete list of:

                           (i) the name of each person employed by NRC or any NRC Subsidiary (other than hourly employees) whose total compensation for services rendered, including without limitation bonuses and deferred compensation, for the fiscal year ended June 30, 1998 was in excess of the rate of $40,000 per year, the title or job classification of each such person and the current compensation of each such person;

                           (ii) the name of each person, if any, holding tax or other powers of attorney from NRC or any NRC Subsidiary and a summary of the terms thereof;

                           (iii) the name and title or job description of each director and officer, and each other key employee, of NRC and each of the NRC Subsidiaries; and

                           (iv) the name and title or job description of each employee in respect of whom NRC is the beneficiary of a life insurance policy, and the details of such policy.

                  (b) Except as set forth on Schedule 2.14(b), since June 30, 1998, there has been no material change in the rate of total compensation for services rendered, including without limitation bonuses and deferred compensation, for any of the employees listed on Schedule 2.14(a), and the bonuses and deferred compensation established for the fiscal year ending June 30, 1998 were consistent with the past practices of NRC for similar employees in similar situations.

                  Section 2.15 Labor Matters.

                  (a) Except as set forth on Schedule 2.15, neither NRC nor any NRC Subsidiary is a party to any contract or collective bargaining agreement with any labor organization. Other than as set forth on Schedule 2.15, no organization or representation question is pending respecting the employees of NRC or the NRC Subsidiaries, and no such question has been raised within the preceding three years.

                  (b) All reasonably anticipated obligations of NRC or the NRC Subsidiaries, whether arising by operation of law, contract, past custom or otherwise, for unemployment compensation benefits, pension benefits, salaries, wages, bonuses, sick leave, vacation and other forms of compensation payable to the officers, directors and other employees of NRC or the NRC Subsidiaries have been paid or adequate accruals therefore have been made in the Balance Sheet.

                  (c) There is no claim, grievance, arbitration, negotiation, suit, action or charge of or by any employee of NRC or any NRC Subsidiary pending against NRC or any NRC Subsidiary before the National Labor Relations Board or any state or local agency or in any court, nor to NRC's knowledge is there any basis therefor. NRC and the NRC Subsidiaries have complied, in respect of their employees, in all material respects with all applicable statutes, regulations, orders and restrictions of the United States of America, all states and other subdivisions thereof, and to NRC's actual knowledge, all foreign jurisdictions and all agencies and instrumentalities of the foregoing, except where the failure to so comply would not have a Material Adverse Effect.

                  (d) NRC has made available to Aptec copies of all claims, complaints, reports or other documents in NRC's files concerning NRC or any NRC Subsidiary or their employees made by or against NRC or any NRC Subsidiary during the past five years pursuant to workers' compensation laws, Title VII of the Civil Rights Act of 1964, the Occupational Safety and Health Act of 1970, the National Labor Relations Act of 1935 or any other federal or state laws relating to employment of labor.

                  Section 2.16 Environmental Matters.

                           (a) (i) Except as set forth on Schedule 2.16, none of NRC, the NRC Subsidiaries nor any previous owner, tenant, occupant, operator or user of any Real Property or Former Real Property (as hereinafter defined) or any other Person has engaged in or permitted any operation or activity at or upon, or any use or occupancy of, any Real Property or Former Real Property for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, reclaiming, recycling, dumping or disposal of any Hazardous Materials (as hereinafter defined) on, under, in or about any Real Property or Former Real Property (as hereinafter defined), or transported any Hazardous Materials to, from or across any Real Property or Former Real Property (as hereinafter defined). No Hazardous Materials currently are produced, incorporated in any construction, deposited, stored or otherwise located on, under, in or about any Real Property other than in compliance in all material respects with Environmental Requirements.

                           (ii) Except as set forth on Schedule 2.16, no Hazardous Materials have migrated from any Real Property or Former Real Property onto or under other properties, and no Hazardous Materials have migrated or threatened to migrate from other properties onto or under any Real Property.

                           (iii) Except as set forth on Schedule 2.16, no underground improvement, including without limitation treatment or storage tank or water, gas or oil well, is or ever has been located on any Real Property or Former Real Property. All underground treatment and storage tanks, if any, have been exhumed and disposed of, and all portions of the Real Property and Former Real Property and all groundwater contaminated by any Hazardous Materials contained therein, have been remediated in full compliance with all Environmental Requirements.

                           (iv) All Real Property and Former Real Property and all current and past activities thereon, during NRC's ownership and operation, including without limitation the use, maintenance and operation of all Real Property and Former Real Property and all activities and conduct of business related thereto, currently comply and at all times in the past during NRC's ownership and operation have complied in all material respects with all Environmental Requirements.

                           (v) None of NRC, the NRC Subsidiaries nor, any current or prior owner or occupant of any Real Property or Former Real Property has received any notice or other communication concerning or has any knowledge of (A) any violation or alleged violation of Environmental Requirements, whether or not corrected or (B) any alleged liability for Environmental Damages (as defined below) in connection with any Real Property, Former Real Property, or material transported to, from or across any Real Property or Former Real Property. No writ, injunction, decree, order or judgment relating to the foregoing is outstanding. There is no lawsuit, claim, proceeding, citation, directive, summons or investigation pending or threatened against NRC or any of the NRC Subsidiaries relating to any alleged violation of or liability under any applicable Environmental Requirements or the presence of any Hazardous Materials on any Real Property or Former Real Property.

                  (b) For the purposes of this Agreement:

                           (i) "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, Liens, costs and expenses of defense of a claim (whether or not such claim is ultimately defeated), good faith settlements of judgment, and costs and expenses of reporting, investigating, removing and/or remediating Hazardous Materials, of whatever kind or nature, contingent or otherwise, matured or unmatured, including without limitation reasonable attorney's fees and disbursements and consultants' fees, any of which arise out of or relate to the existence of Hazardous Materials at, upon, about or beneath the Real Property or Former Real Property, or migrating or threatening to migrate to or from the Real Property or Former Real Property or transported to, from, or across any Real Property or Former Real Property.

                           (ii) "Environmental Requirements" means all applicable statutes, regulations, rules, ordinances, codes, actions, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items of all federal state, and local governmental branches agencies, departments, commissions, boards, bureaus or instrumentalities domestic and foreign, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to the protection of health or the environment, including without limitation those that relate to the existence, handling, manufacture, treatment, storage, use, generation, release, discharge, refining, recycling, reclaiming or disposal of Hazardous Materials.

                           (iii) "Former Real Property" means any real property in which NRC or any of the NRC Subsidiaries heretofore held but no longer holds a fee, leasehold or other legal, beneficial or equitable interest.

                           (iv) "Hazardous Materials" means any substance: (A) the presence of which requires reporting, investigation, removal or remediation under any Environmental Requirement; (B) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminate" under any Environmental Requirement; (C) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Requirement; (D) the presence of which on any Real Property or Former Real Property poses a hazard to the health or safety of persons on or about any Real Property or Former Real Property; (E) the presence of which on adjacent properties constitutes a trespass by NRC or an NRC Subsidiary; (F) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (G) that contains PCBs, asbestos or urea formaldehyde foam insulation.

                  (c) Except as set forth on Schedule 2.16, NRC and the NRC Subsidiaries have complied in all material respects with all Environmental Requirements.

                  (d) NRC has made available to Aptec true and complete copies of all claims, complaints, reports assessments, audits, investigations and other documents in the possession of or obtainable by NRC made by, on behalf of or against NRC or any NRC Subsidiary during the past five (5) years pertaining to Environmental Requirements or Hazardous Materials.

                  (e) Notwithstanding anything to the contrary in this Section 2.16, all representations made by NRC in this Section 2.16 with respect to the actions or omissions of any current or prior owner or occupant of any Real Property or Former Real Property, other than NRC or any NRC Subsidiary, are made to the actual knowledge of NRC.

                  Section 2.17 Non-ERISA Plans. Set forth on Schedule 2.17 is a complete list of each current employment contract and consulting agreement entered into by NRC or any NRC Subsidiary, or by which NRC or any NRC Subsidiary is bound (b), and each deferred compensation, bonus, incentive compensation, restricted stock, stock option, employee stock purchase, savings, severance or termination pay agreement or plan and any other employee benefit plan, agreement, arrangement or commitment, whether formal or informal, not required to be listed on Schedule 2.18, maintained, entered into or contributed to, or which is required to be maintained, entered into or contributed to, by NRC or any NRC Subsidiary for the benefit of any current or former director, officer or employee of NRC or any NRC Subsidiary (the "Non- ERISA Plans").

                  Section 2.18 ERISA Plans.

                  (a) Except as set forth on Schedule 2.18(a), there is no employee pension benefit plan (the "Pension Plans") as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA") or employee welfare benefit plan (the "Welfare Plans" and, together with the Pension Plans, collectively referred to as the "ERISA Plans") as defined in Section 3(1) of ERISA established, maintained or contributed to by NRC or any ERISA Affiliate or to which NRC or any ERISA Affiliate had an obligation to contribute during the five years preceding the date hereof. As used herein, the term "ERISA Affiliate" means a corporation which is a member of a controlled group of corporations with NRC or any NRC Subsidiary within the meaning of Section 414(b) of the Internal Revenue Code of 1986 (the "Code"), a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) which is under common control with NRC or any NRC Subsidiary within the meaning of Section 414(c) of the Code, or a member of an affiliated service group with NRC or any NRC Subsidiary within the meaning of Section 414(m) or Section 414(o) of the Code.

                  (b) Except as set forth on Schedule 2.18(b), no contract, agreement, plan or other arrangement, whether or not an ERISA Plan (other than this Agreement), exists pursuant to which the execution of this Agreement would trigger an obligation by NRC or any NRC Subsidiary to pay any amount or provide any property to any employee, officer or director of NRC or any of the NRC Subsidiaries.

                  Section 2.19 Compliance with Law. Except as set forth in
Schedule 2.16 or 2.19, NRC and the NRC Subsidiaries, their officers, directors, agents and employees have complied with all applicable statutes, regulations, orders and restrictions of the United States of America, all states and other subdivisions thereof, to NRC's actual knowledge all applicable foreign jurisdictions, all agencies and instrumentalities of the foregoing and all national and international self-regulatory bodies and authorities in respect of the conduct of NRC's and the NRC Subsidiaries' business and ownership of their properties, except where such failure to comply would not have a Material Adverse Effect.

                  Section 2.20 Litigation. Except as set forth on Schedule 2.20, there is no action, suit, claim, proceeding, inquiry or investigation pending or, to NRC's knowledge, threatened, against or affecting NRC or any NRC Subsidiary, or the assets, properties, business or business prospects of NRC or any NRC Subsidiary, or relating to or involving the transactions contemplated by this Agreement at law or in equity, or before or by any arbitrator or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and NRC knows of no basis for any of the foregoing. Except as set forth on Schedule 2.20, none of NRC or any NRC Subsidiary has received any opinion or memorandum or legal advice or notice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage that may have a Material Adverse Effect. Neither NRC nor any NRC Subsidiary is in default with respect to any order, writ, injunction or decree known to or served upon NRC or such NRC Subsidiary. Except as set forth on Schedule 2.20, there is no pending action or suit brought by NRC or any NRC Subsidiary against others.

                  Section 2.21 Material Contracts.

                  (a) Except as set forth on Schedules 2.21(a), neither NRC nor any NRC Subsidiary is a party to any written or to NRC's knowledge, oral:

                           (i) contract involving an income or expense in excess of $50,000 (on an annualized basis) or contract not made in the ordinary course of business;

                           (ii) consulting agreement or contract for the employment of any officer, employee or other person on a full-time, part-time or consulting basis;

                           (iii) agreement, mortgage, indenture, loan or credit agreement, security agreement, guaranty or indemnity or other agreement or instrument relating to the borrowing or lending of money or extension of credit or providing for the mortgaging or pledging of, or otherwise placing a Lien or security interest on, any assets or properties of NRC or any NRC Subsidiary;

                           (iv) option, warrant or other contract for the purchase of any debt or equity security of any corporation, or for the issuance of any debt or equity security, or the conversion of any obligation, instrument or security into debt or equity securities, of NRC or any NRC Subsidiary; or

                           (v) settlement agreement of any administrative or judicial proceedings within the past five years; or

                           (vi) intellectual property (including trademark)
licensing agreement.

                  (b) Except as set forth in Schedule 2.21(b), neither NRC nor any of the NRC Subsidiaries is in breach of or in default in any material respect under any provisions of the contracts, obligations or commitments set forth on Schedule 2.21 (collectively, the "Contracts"), and no event has occurred that, with the giving of notice or lapse of time or both, would constitute such a breach or default. NRC has made available to Aptec a true and complete copy of all written contracts, obligations or commitments set forth on
Schedule 2.21(b), and accurate descriptions of all oral contracts, obligations or commitments set forth on Schedule 2.21(b).

                  Section 2.22 Conduct of Business. Since June 30, 1998, NRC has preserved the business organization of NRC intact, kept available to NRC the services of all current officers and employees and preserved the goodwill of the suppliers, customers, employees and others having business relations with NRC. Except as set forth on Schedule 2.22, since June 30, 1998, NRC has conducted its business in the ordinary course, has maintained its assets and properties in at least as good order and condition as existed on June 30, 1998 (other than wear as may be accounted for by reasonable use) and as is necessary to continue to conduct its business and has not and will not through to the Closing Date:

                  (a) incurred any material obligation or liability (absolute, accrued, contingent or other), except in the ordinary course of business;

                  (b) discharged or satisfied any material Lien or encumbrance, or paid or satisfied any material obligation or liability (absolute, accrued, contingent or other), other than liabilities reflected on the Balance Sheet or incurred since June 30, 1998 in the ordinary course of business consistent with past practice;

                  (c) written down or written off any Accounts Receivable, except as permitted under Section 2.13;

                  (d) increased or established any reserve for taxes or other liabilities on its books or otherwise provided therefor, except for current taxes due in the ordinary course of business;

                  (e) mortgaged, pledged or subjected to any Lien, charge or other encumbrance any of the assets or properties of NRC or any of the NRC Subsidiaries; except for leases and financing of equipment in the ordinary course of business.

                  (f) sold, assigned or transferred any asset, property or business or canceled any debt or claim or waived any right, except sales of inventory and immaterial amounts of other assets in the ordinary course of business;

                  (g) granted any increase in the compensation (including bonuses and deferred compensation) payable to any executive officer, director, or key employee of NRC, or granted any increase in compensation to any other employee of NRC in excess of five percent (5%).

                  (h) made or authorized any capital expenditure for additions to plant and equipment of NRC and the NRC Subsidiaries in excess of $100,000 in the aggregate except as may have been necessary for ordinary repair, maintenance and replacement;

                  (i) made or forgiven any loan to any shareholder or any relative or affiliate of any shareholder, or declared, set aside or paid to any shareholder any dividend or other distribution in respect of its capital stock, or redeemed or purchased any of its capital stock, or agreed to take any such action;

                  (j) transferred any asset or paid any commission, salary or bonus to any shareholder or any relative or affiliate of any shareholder other than the payment of wages or salaries to shareholder employees in the ordinary course of business and as disclosed on Schedule 2.15 or paid any rent, commission or fee to any shareholder or any relative or affiliate of any shareholder other than pursuant to leases disclosed on Schedule 2.11 in the amounts shown thereon;

                  (k) entered into or agreed to enter into any transaction with or for the benefit of any shareholder or any relative or affiliate of any shareholder other than the transactions contemplated by this Agreement and the Stock Acquisition Agreement;

                  (l) issued, sold or transferred, or agreed to issue, sell or transfer, any stock, bond, debenture or other security of NRC or the NRC Subsidiaries;

                  (m) paid, incurred or made any commitments to pay or incur any default rate of interest, fees, costs or expenses of any nature whatsoever in connection with any credit or loan facilities extended to NRC.

                  Section 2.23 Tax Matters.

                  (a) Except as set forth on Schedule 2.23(a), NRC and the NRC Subsidiaries in a timely manner (including extensions) have filed and will file all returns and other reports required to be filed on or before the Effective Time by them under all federal, state, local and foreign tax laws to which they are subject. All such returns and reports are true, correct and complete in all material respects and accurately set forth all items to the extent required to be reflected or included in such returns by applicable federal, state, local or foreign tax laws, regulations or rules. NRC and the NRC Subsidiaries have paid in full or set up an adequate reserve in respect of all taxes for the periods covered by such returns, as well as all other taxes, penalties, interest, fines, deficiencies, assessments and governmental charges that have become due or payable, including without limitation all taxes that NRC or any of the Subsidiaries is obligated to withhold from amounts paid or payable to or benefits conferred upon employees, creditors and third parties. Neither NRC nor any NRC Subsidiary has any tax liability for which an adequate tax reserve has not been established on the Balance Sheet, whether or not disputed, including any interest and penalty in connection therewith, for all periods ending on or prior to the date of the Balance Sheet. There are no representations or warranties being made with respect to: (i) the availability of net operating loss carry forwards for income tax purposes or other carry forwards which may apply for taxable periods after the Effective Time; or (ii) the income tax basis for any assets of NRC or any NRC Subsidiary. With respect to any periods for which tax returns have not yet been required to be filed or for which taxes are not yet due and payable, NRC has only incurred liability for taxes in the ordinary course of its business and in the manner and at a level consistent with prior years.

                  (b) Set forth on Schedule 2.23(b) is a complete list of income and other tax returns filed by NRC or any of the NRC Subsidiaries pursuant to the laws or regulations of any federal, state, local or foreign tax authority that have been examined or audited by the IRS or other appropriate authority during the preceding five years. Also set forth on Schedule 2.23(b) is a complete list of all adjustments resulting from each such examination or audit. No tax examination or audit is in progress. No changes proposed by a taxing authority in an audit during such five year period (other than changes disclosed in Schedule 2.23(b)) can reasonably be expected to affect the amount of tax liability for NRC or any NRC Subsidiary in the future. All deficiencies proposed as a result of such examinations or audits have been paid or finally settled and no issue has been raised in any such examination or audit that, by application of similar principles, reasonably can be expected to result in the assertion of a deficiency for any other year not so examined or audited. The results of any settlement and the necessary adjustments resulting therefrom properly are reflected in the Balance Sheet. The period during which any assessment against NRC or any of the NRC Subsidiaries may be made by the IRS or other appropriate authority has expired without waiver or extension for the years set forth on
Schedule 2.23(b) for each such authority. There are no grounds for any further tax liability with respect to the years ended on or before the date of the Balance Sheet that have not been examined or audited. There is no outstanding agreement or waiver made by or on behalf of NRC or any of the NRC Subsidiaries for the extension of time for any applicable statute of limitations, and neither NRC nor any of the NRC Subsidiaries has requested any extension of time in which to file any tax return.

                  (c) Except for taxes for the payment of which an adequate reserve has been established on the Balance Sheet and for property taxes that are not delinquent, there is no tax Lien, whether imposed by any federal, state, local or foreign taxing authority, outstanding against any of the assets or properties of NRC or any of the NRC Subsidiaries.

                  (d) NRC is not a United States Real Property Holding Corporation (a "USRPHC") within the meaning of Section 897 of the Code and was not a USRPHC on any "determination date" (as defined in ss.1.897-2(c) of the Treasury Regulations) that occurred in the five-year period preceding the Closing Date.

                  (e) Neither NRC nor any NRC Subsidiary has executed any closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof, or any similar provision of state or local law.

                  (f) NRC has not filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by NRC or any NRC Subsidiary.

                  (g) None of the assets owned by NRC or any NRC Subsidiary is property that is required to be treated as owned by any other Person pursuant to
Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, as in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                  (h) NRC is not a party to a tax sharing agreement or similar arrangement.

                  (i) Neither NRC nor any NRC Subsidiary has agreed to make, and none is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state or local law by reason of a change in accounting method initiated by it or any other relevant party; none has any knowledge that the IRS has proposed any such adjustment or change in accounting method; and there is no application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or assets of NRC or any NRC Subsidiary.

                  (j) NRC has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under any circumstances could obligate it to make payments, that would not in each case be deductible under Section 280G of the Code.

                  (k) As used in this Agreement, the term "Tax Return" includes any material report, statement, form, return or other document or information required to be supplied to a taxing authority in connection with taxes. As used in this Agreement, the term "Taxes" means any federal, state, local or foreign income or gross receipts tax, alternative or add-on minimum tax, sales and use tax, customs duty and any other tax, charge, fee, levy or other assessment including without limitation property, transfer, occupation, service, license, payroll, franchise, excise, withholding, ad valorem, severance, stamp, premium, windfall profit, employment, rent or other tax, governmental fee or like assessment or charge of any kind whatsoever, together with any interest, fine or penalty thereon, addition to tax, additional amount, deficiency, assessment or governmental charge imposed by any federal, state, local or foreign taxing authority.

                  Section 2.24 Absence of Undisclosed Liabilities. Except as specifically identified on Schedules 2.20 and 2.24, neither NRC nor any NRC Subsidiary has any indebtedness or liability, whether accrued, fixed or contingent, other than (a) liabilities reflected in the Balance Sheet, and (b) liabilities incurred in the ordinary course of business of NRC and the NRC Subsidiaries (consistent with past practice in terms of both frequency and amount) subsequent to the date of the Balance Sheet.

                  Section 2.25 Insurance. Set forth on Schedule 2.25 is a complete list and description of all policies of insurance, together with the premiums currently payable thereon, (i) covering damage to goods being manufactured, shipped, held or otherwise processed by NRC or any of the NRC Subsidiaries, (ii) providing for fire, property, casualty, business interruption, personal or product liability, workers' compensation and other forms of insurance coverage for NRC, or (iii) providing for fire, property, casualty and other forms of insurance coverage for the Real Property. All such policies or substantially comparable insurance coverage will be outstanding and in full force and effect at the Closing Date. There was no material inaccuracy in any application for any such insurance coverage. Except as set forth on
Schedule 2.25, there is no claim, action, suit or proceeding arising out of or based upon any of such policies of insurance, and no basis for any such claim, action, suit or proceeding exists. There is no notice of any pending or threatened termination or premium increase with respect to any of such policies, and NRC and the NRC Subsidiaries are in compliance with all conditions contained therein.

                  Section 2.26 Corporate Name. "Nuclear Research Corporation", "NRC" and "NRC Industries" constitute all of the corporate names presently used by NRC and the NRC Subsidiaries. Set forth on Schedule 2.26 is a list of all jurisdictions, and the locations in such jurisdictions, in which the corporate name, or any variations thereof are used by NRC or the NRC Subsidiaries. NRC and the NRC Subsidiaries have the full legal right to use such names in each of such jurisdictions and locations. There is no actual or, to NRC's knowledge, threatened claim by any third party with respect to the use of such names or of any actual or proposed use of the name or any variations thereof by any third party in conflict with the use thereof by NRC and the NRC Subsidiaries. To NRC's knowledge, the use by NRC and the NRC Subsidiaries of the name or any variations thereof do not infringe upon the rights of any third party and neither NRC nor any NRC Subsidiary has granted any third party any right to use such name or any variations thereof.

                  Section 2.27      Transactions with Related Parties.

                  (a) Except as set forth on Schedule 2.27, there are no outstanding notes payable to, accounts receivable from or advances by NRC or any of the NRC Subsidiaries to, and neither NRC nor any of the NRC Subsidiaries is otherwise a creditor of, any shareholder or former shareholder of NRC or any relative or affiliate of any shareholder or former shareholder of NRC. Since the date of the Balance Sheet, neither NRC nor any of the NRC Subsidiaries has incurred any obligation or liability to, or become a creditor of, any shareholder or former shareholder of NRC or any relative or affiliate of any shareholder or former shareholder of NRC.

                  (b) Except as set forth on Schedule 2.27, since the date of the Balance Sheet, NRC has neither declared any dividends nor paid any dividends to any shareholder or former shareholder of NRC or any relative or affiliate of any shareholder or former shareholder of NRC.

                  (c) Neither NRC nor any of the NRC Subsidiaries has purchased or leased real property from any shareholder or former shareholder of NRC or any relative or affiliate of such person, including any other instruments granting such leasehold interests, or involving rights, options or other interests.

                  Section 2.28 Permits. NRC and the NRC Subsidiaries have all franchises, licenses, permits, certificates and other authorizations from federal, state, local or to NRC's actual knowledge foreign governments or governmental agencies, departments or bodies that are necessary for the conduct of their business and which, if not obtained, would, individually or in the aggregate, have a Material Adverse Effect (each a "Permit"). Schedule 2.28 contains a list of all Permits. NRC has no knowledge of any fact, error or omission relevant to any Permit that would permit the revocation or withdrawal, or the threatened revocation or withdrawal, thereof. NRC and the Subsidiaries will continue to have the use and benefit thereof and the rights granted thereby after the Merger has occurred.

                  Section 2.29 Bank Accounts. Schedule 2.29 contains an accurate and complete list of:

                  (a) the names and addresses of each bank in which NRC or any NRC Subsidiary has an account;

                  (b) the account numbers of such accounts; and

                  (c) the authorized signatories and amounts for such accounts.

                  Section 2.30 Product Liability. Except as set forth on
Schedule 2.30, there are no pending product liability, warranty, backcharge, or other claims by any third party (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (A) services rendered by NRC or any NRC Subsidiary, (B) the manufacture, sale, distribution, erection or installation of products by NRC or any NRC Subsidiary or (C) the operation of NRC's or any NRC Subsidiary's business.

                  Section 2.31 Customers. Set forth on Schedule 2.31 is a complete list of the ten (10) largest (in terms of dollar volume) customers of NRC and the NRC Subsidiaries for each of the fiscal years ended June 30, 1997 and 1998, indicating the amount paid to NRC by each customer for each such fiscal year and the names of the employees of NRC who are primarily responsible for servicing each such customer as of the date hereof. Except as set forth on
Schedule 2.31, to NRC's knowledge, none of such customers has terminated or indicated an intention or plan to terminate all or a material part of the services performed for or orders historically placed by such customers. Except as set forth on Schedule 2.31, NRC has satisfactory relationships with its major customers, suppliers and contractors, and NRC has no reason to believe there will be any adverse change in any of such relationships, whether by reason of the Merger or for any other reason. None of the employees primarily responsible for servicing customers listed thereon has indicated an intention or to NRC's knowledge, plan to terminate his or her employment with NRC.

                  Section 2.32      Intellectual Property Matters.

                  (a) As used herein, the term "Intellectual Property Assets" includes:

                           (i) all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

                           (ii) all patents, patent applications, and inventions and discoveries that may be patentable owned by NRC or any NRC Subsidiary (collectively, "Patents");

                           (iii) all registered copyrights in both published works and unpublished works, and all rights in mask works (collectively, "Copyrights"); and

                           (iv) all know-how, trade secrets, confidential information, customer lists, customer histories, product formulations, product information and specifications, software, technical information, data, process technology, plans, drawings, and blueprints (collectively, "Trade Secrets") owned, used, or licensed by NRC as licensee or licensor.

                           (b) (i) Schedule 2.32(b) attached hereto contains a complete and accurate list and summary description, including any royalties paid or received by NRC, of all contracts relating to the Intellectual Property Assets to which NRC is a party or by which NRC is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which NRC is the licensee. There are no outstanding and to NRC's knowledge no threatened disputes or disagreements with respect to any such agreement.

                           (ii) The Intellectual Property Assets owned or used by NRC are all those necessary for the operation of NRC's business as currently conducted. Except as set forth on Schedule 2.32(b), NRC is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all Liens and, to NRC's knowledge, other adverse claims, and to NRC's knowledge has the right to use without payment to a third party all of the Intellectual Property Assets. No employee of NRC has any rights to or interests in the Intellectual Property Assets.

                           (iii) Except as set forth in Schedule 2.32(c) attached hereto, all NRC research employees who are currently employed or were employed during the past two years have executed written contracts with NRC that assign to NRC all rights to any inventions, improvements, discoveries, or information relating to the business of NRC. To NRC's knowledge, no employee has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than NRC.

                  (c) Patents.

                           (i) Schedule 2.32(c) attached hereto contains a complete and accurate list and summary description of all Patents.

                           (ii) All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), and, to NRC's knowledge, are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

                           (iii) To NRC's knowledge, no Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To NRC's knowledge, there is no potentially interfering patent or patent application of any third party.

                           (iv) Except as set forth on Schedule 2.32(c), and to NRC's actual knowledge, no Patent is infringed or, has been challenged or threatened in any way. None of the products manufactured and sold, nor any process or know-how used, by NRC infringes or is alleged to infringe any patent or other proprietary right of any other Person. NRC has not received notice of any Person's intent to challenge the validity of any of the Patents.

                           (v) All products made, used, or sold under the Patents have been marked with the proper patent notice.

                  (d) Trademarks.

                           (i) Schedule 2.32(d) attached hereto contains a complete and accurate list and summary description of all Marks.

                           (ii) All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

                           (iii) No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to NRC's knowledge, no such action is threatened with respect to any of the Marks.

                           (iv) To NRC's knowledge, there is no potentially interfering trademark or trademark application of any third party.

                           (v) To NRC's knowledge, no Mark is infringed or has been challenged or threatened in any way and none of the Marks used by NRC infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

                           (vi) All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

                  (e) Copyrights.

                           (i) Schedule 2.32(e) attached hereto contains a complete and accurate list and summary description of all Copyrights.

                           (ii) All Copyrights have been registered and are currently in compliance with all formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

                           (iii) No Copyright is infringed or, to NRC's knowledge, has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

                           (iv) All works encompassed by the Copyrights have been marked with the proper copyright notice.

                  (f) Trade Secrets.

                           (i) With respect to each Trade Secret, the documentation if any, defining such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

                           (ii) NRC has taken all reasonable precautions to protect the secrecy, confidentiality, and value of the Trade Secrets.

                           (iii) NRC has an absolute (but not necessarily exclusive) right to use the Trade Secrets. Except as set forth on
         Schedule 2.32(f), the Trade Secrets are not part of the public knowledge or literature, and, to NRC's knowledge, have not been used, divulged, or appropriated either for the benefit of any Person or to the detriment of NRC. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

                  Section 2.33 Government Contracts. Schedule 2.33 sets forth the nature and dollar amount of each contract obtained by NRC and the NRC Subsidiaries since January 1, 1994 from any U.S. governmental body, agency or department or by reason of NRC's and the NRC Subsidiaries' status as a "small business" or any other preferential, priority or set-aside treatment granted under any federal, state or local law.


                  Section 2.34 Brokers. None of NRC or any of the NRC Subsidiaries, or any of their respective officers, directors or employees, has employed any investment banker, broker, finder or other intermediary or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF APTEC AND NEWCO


                  Aptec and Newco represent and warrant to NRC as follows:


                  Section 3.01 Corporate Existence and Power.

                  (a) Aptec is a corporation duly incorporated, validly existing and subsisting under the laws of Ontario, and will on or before the Closing Date, subject to regulatory approval, be continued as a corporation incorporated under the law of the province of New Brunswick, and has and will have on the Closing Date all corporate power required to carry on its business as now conducted. Aptec is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. Aptec has delivered to NRC copies of Aptec's certificate of incorporation and by-laws as currently in effect.

                  (b) Newco is a corporation duly incorporated, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania and has all corporate power required to carry on its business as now conducted. Newco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary. Newco has delivered to NRC copies of Newco's articles of incorporation and by-laws as currently in effect.

                  Section 3.02 Corporate Authorization. The execution, delivery and performance by each of Aptec and Newco of this Agreement and the consummation by Aptec and Newco of the transactions contemplated hereby are within the corporate powers of each of Aptec and Newco and have been duly authorized by all necessary corporate action on the part of Aptec and Newco. This Agreement has been duly and validly executed and delivered by each of Aptec and Newco and, assuming the due and valid authorization, execution and delivery of this Agreement by NRC, constitutes a valid and binding agreement of each of Aptec and Newco, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability. The Board of Directors of each of Aptec and Newco, and Aptec as the sole shareholder of Newco, have approved the Merger, this Agreement and the transactions contemplated hereby. No other corporate proceedings or shareholder approvals on the part of Aptec or Newco are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby.

                  Section 3.03 Governmental Authorization. The execution, delivery and performance by each of Aptec and Newco of this Agreement and the consummation by each of Aptec and Newco of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity, other than: (i) the filing of the articles of merger as contemplated by Section 1.01(a); (ii) compliance with any applicable requirements of the Exchange Act; and (iii) Canadian, federal and provincial regulatory consents and filings.

                  Section 3.04 Non-contravention. Assuming compliance with the matters referred to in Section 3.03, the execution, delivery and performance by each of Aptec and Newco of this Agreement and the consummation by each of Aptec and Newco of the transactions contemplated hereby do not and will not: (i) contravene or conflict with the articles or by-laws of each of Aptec and Newco;
(ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Aptec, Newco or any Subsidiary of Aptec; (iii) result in a breach or violation of or constitute a default (or an event that with the giving of notice or the lapse of time or both would constitute a default) under or give rise to a right of termination, amendment, cancellation or acceleration of any right or obligation of Aptec, Newco or any Subsidiary of Aptec or to a loss of any material benefit to which Aptec, Newco or any Subsidiary of Aptec is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon Aptec, Newco or any Subsidiary of Aptec or any of their respective assets (including any material license, franchise, permit or other similar authorization held by Aptec, Newco or any Subsidiary of Aptec); or (iv) result in the creation or imposition of any Lien on any material asset of Aptec, Newco or any Subsidiary of Aptec.


                  Section 3.05 Aptec Shares. The Shares of Aptec Common Stock issued to the Pollock Holders in the Merger, when issued, will be validly issued, fully paid, and non-assessable.


                                   ARTICLE IV

                           COVENANTS OF Aptec AND NRC

                  Section 4.01 Reasonable Best Efforts. Subject to the terms and conditions herein provided, each of the parties will use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done and to assist and cooperate with the other parties in doing, as promptly as practicable, all things necessary or advisable under applicable laws and regulations to ensure that the conditions set forth in Article V are satisfied and to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Effective Time any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party will take all such action.

                  Section 4.02 NRC Shareholder Meeting.

                  (a) NRC will take all action necessary in accordance with the PBCL, the Exchange Act, and its Articles of Incorporation and by-laws to call, give notice of and hold a meeting (the "Shareholder Meeting") of its shareholders to consider and vote upon the approval and adoption of this Agreement and the Merger and for such other purposes as may be necessary or desirable.

                  (b) Promptly after the date hereof, NRC will prepare a proxy statement pertaining to the Shareholder Meeting to be distributed to the holders of NRC Common Stock (the "Proxy Statement"). The NRC Board will recommend that the shareholders of NRC vote to approve the Merger and adopt this Agreement and approve any other matters to be submitted to shareholders in connection therewith, and NRC will include such recommendation in the Proxy Statement.

                  (c) NRC will promptly notify Aptec of the receipt of comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information, and promptly will supply Aptec with copies of all correspondence between NRC and the SEC with respect thereto. If, at any time prior to the NRC Shareholder Meeting, any event should occur relating to or affecting NRC, Aptec or Newco, or to their respective Subsidiaries, officers or directors, which event should be described in an amendment or supplement to the Proxy Statement, the parties promptly will inform each other and cooperate in preparing, filing and having declared effective or clearing with the SEC and, if required by applicable state securities laws, distributing to NRC's shareholders such amendment or supplement.

                  Section 4.03 Consents. Each of the parties will use its reasonable best efforts to obtain as promptly as practicable all consents, waivers, approvals, authorizations or permits of any Governmental Entity or any other Person required in connection with the consummation of the transactions contemplated by this Agreement.

                  Section 4.04 Public Announcements. Neither Aptec nor NRC will issue any press release or make any other public announcement concerning this Agreement, the Merger or the transactions contemplated hereby without the prior consent of the other, except that either party may make such public disclosure that it believes in good faith to be required by law (in which event such party will notify the other party prior to making such disclosure).

                  Section 4.05 Notification of Certain Matters. Aptec and NRC promptly will notify the other of: (i) the occurrence or non-occurrence of any fact or event that would be reasonably likely to cause any (x) representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (y) material covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in all material respects; and (ii) any failure of NRC, Aptec or Newco to comply with or satisfy in any material respect any covenant, condition or agreement contained in this Agreement.

                  Section 4.06 Access to Information. From the date hereof until the Effective Time, Aptec and NRC will, and will cause each of their Subsidiaries to: (i) give the other party and its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of such party and its Subsidiaries as the other party reasonably may request, and furnish the other party with such financial and operating data and other information as the other party reasonably may request; and (ii) instruct such parties' employees, counsel and financial advisors to cooperate with the other party in their investigation of the business of such party and its Subsidiaries.

                  Section 4.07 Tax-free Reorganization. Prior to the Effective Time, each party will use its best efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368 of the Code, and will not take any action reasonably likely to cause the Merger not to qualify as such a reorganization.


                                    ARTICLE V

                            CONDITIONS TO THE MERGER


                  Section 5.01 Conditions to the Obligations of Each Party. The respective obligations of the parties to consummate the Merger are subject to the satisfaction, at or prior to the Effective Time, of each of the following conditions:

                  (a) The shareholders of NRC shall have approved and adopted this Agreement and the Merger pursuant to the requirements of NRC's articles of incorporation and by-laws and the PBCL;

                  (b) The consummation of the Merger shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity entered after the parties have used their reasonable best efforts to prevent such entry. There shall not have been any statute, rule or regulation enacted, promulgated or deemed applicable to the Merger by any Governmental Entity that prevents the consummation of the Merger;

                  (c) NRC shall have received an opinion of Wolf, Block, Schorr and Solis- Cohen LLP, dated the Effective Time, to the effect that (i) the Merger should be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) each of Aptec, Newco and NRC should be a party to the reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Wolf, Block, Schorr and Solis-Cohen LLP may receive and rely upon representations contained in certificates of Aptec, Newco, EM, NRC and others, in each case in form and substance reasonably acceptable to such counsel;

                  (d) NRC's indebtedness to First Union National Bank shall have been repaid in full and new credit facilities acceptable to Aptec and EM shall have been established in an amount sufficient to effect make such repayment;

                  (e) Howard, Lawson & Co. shall not have withdrawn its fairness opinion; and

                  (f) All conditions to closing of the Stock Acquisition Agreement dated the date hereof among EM, the Pollock Holders, the Zieba Holders, Aptec and NRC (the "Stock Acquisition Agreement") shall have been satisfied or waived and the closing of the transactions contemplated therein shall have taken place simultaneously with the Merger.

                  Section 5.02 Conditions Precedent to the Obligations of Aptec and Newco. The obligations of Aptec and Newco to consummate the Merger are subject to the satisfaction, at or prior to the Effective Time, of each of the following further conditions:

                  (a) Each of the representations and warranties of NRC contained in this Agreement shall have been true and correct in all material respects when made and on and as of the Closing Date as if made on and as of such date. Aptec shall have received a certificate to such effect by an executive officer of NRC;

                  (b) NRC shall have performed and complied in all material respects with all agreements and covenants required to be performed and complied with by it under this Agreement on or prior to the Closing Date. Aptec shall have received a certificate to such effect of an executive officer of NRC;

                  (c) All consents, waivers, approvals and authorizations required to be obtained from any Governmental Entity prior to the consummation of the transactions contemplated hereby shall have been obtained, except where the failure to obtain any such consent, waiver, approval or authorization would not have a Material Adverse Effect;

                  (d) On or before the tenth (10th) Business Day from the date of this Agreement, First Union National Bank shall have delivered to NRC, and NRC shall have delivered to Aptec and EM, in form and substance acceptable to Aptec and EM, written confirmation that its credit facilities have been extended through October 31, 1999 upon the terms currently in effect; and

                  (e) Public Shareholders who shall have dissented and demanded the right to receive the fair value of their shares of NRC Common Stock, as provided in Section 1.09, shall not represent in the aggregate more than ten percent (10%) of all shares of NRC Common Stock held by the Public Shareholders immediately before the Effective Time.

                  Section 5.03 Conditions Precedent to the Obligations of NRC. The obligation of NRC to consummate the Merger is subject to the satisfaction, at or prior to the Effective Time, of each of the following further conditions:

                  (a) Each of the representations and warranties of Aptec and Newco contained in this Agreement shall have been true and correct in all material respects when made and on and as of the Closing Date as if made on and as of such date. NRC shall have received a certificate to such effect of an executive officer of Aptec;

                  (b) Each of Aptec and Newco shall have performed and complied in all material respects with all agreements and covenants required to be performed and complied with by it under this Agreement on or prior to the Closing Date. NRC shall have received a certificate to such effect of an executive officer of Aptec; and

                  (c) All consents, waivers, approvals and authorizations required to be obtained from any Governmental Entity prior to the consummation of the transactions contemplated hereby shall have been obtained, except where the failure to obtain any such consent, waiver, approval or authorization would not have a Material Adverse Effect.

                                   ARTICLE VI

               REPRESENTATIONS, WARRANTIES AND COVENANTS SURVIVING
                                   THE MERGER

                  Section 6.01 Covenants to the Pollock Holders. The representations, warranties and covenants in this Article VI shall survive the Merger and apply for the period of set forth therein; provided, however, that such covenants shall terminate and have no further force or effect in the event that each Statement Filer, as defined below, disposes of its shares of Aptec stock in a taxable transaction. The indemnification provision of Section 6.03 shall survive for the period provided in Section 6.03.

                  Section 6.02 Representations, Warranties and Covenants of Aptec. Aptec hereby represents, warrants and covenants with the Pollock Holders that:

                  (a) On the Closing Date, Aptec will have been engaged in an active trade or business (as defined in Treas. Reg. ss. 1.367(a)-3(c)(3)(i)(A) and (ii)) in Canada throughout the entire 36-month period ending at the Effective Time;

                  (b) Neither Aptec nor Newco has, nor will have at the Effective Time, any intention to dispose of or discontinue the trade or business that it conducts in Canada referred to in Section 6.02(a);

                  (c) Before January 1, 2005, Aptec will not dispose of any of the shares of Newco stock owned following the Merger, except in (i) dispositions that do not constitute exchanges for United States federal income tax purposes and (ii) dispositions in which gain is not required to be recognized for United States federal income tax purposes;

                  (d) Before January 1, 2005, Aptec will cause Newco not to dispose of substantially all, within the meaning of Section 368(a)(1)(C) of the Code, of the assets of NRC received in the Merger, except for dispositions described in Treas. Reg. ss.1.367(a)-8(e)(3)(B);

                  (e) (i) In the event Aptec disposes of the stock of Newco or Newco disposes of substantially all of the assets of NRC received in the Merger, in either case in a transaction not violating Section 6.02(c) or Section 6.02(d), Aptec shall cooperate with the Pollock Holders in complying with the requirements of Section 367 of the Code and the regulations promulgated thereunder, and shall provide the Pollock Holders with any information that is within the control of Aptec or Newco and that is reasonably requested to enable them to comply with such statute and regulations and (ii) in the event Aptec disposes of the stock of Newco or Newco disposes of substantially all of the assets of NRC received in the Merger, in either case in a transaction violating the covenants of Section 6.02(c) or Section 6.02(d), Aptec shall provide notice of such disposition to the Pollock Holders;

                  (f) Aptec shall cause NRC to attach to NRC's timely filed income tax return for the fiscal year ending on the date of the Merger a "Section 367(a) - Reporting of Cross--

Border Transfer under Reg. ss.1.367(a)-3(c)(6)" statement including the information required by Treas. Reg. ss.1.367(a)-3(c)(6) and meeting the other requirements of that section;

                  (g) None of the Shareholders of Aptec is, and immediately before the Effective Time none will be, a U.S. person for U.S. federal income tax purposes; and

                  (h) No assets have been or will be acquired by Aptec during the 36-month period ending at the Effective Time other than in the ordinary course of business, except assets the acquisition of which is described in Treas. Reg. ss.1.367(a)-3(c)(3)(iii)(B)(1).

                  Section 6.03 Indemnification for Certain Tax Consequences.

                  (a) If Aptec or Newco breaches or violates any of the representations, warranties and covenants contained in Section 6.02 of this Agreement, which results in a Statement Filer, as defined below, (or any other person) being required to recognize gain on the exchange of his or her NRC Common Stock or warrants for Aptec Common Stock (the "NRC Exchange"), prior to the end of the five taxable year period referred to in Treas. Reg. ss. 1.367(a)- 8(b)(3) (the "End Date"), then Aptec shall be liable to reimburse the Statement Filer (or other person) for the amount of interest and penalties which he or she is required to pay to the United States Government as a consequence of such gain recognition [plus an amount equal to the Hypothetical Interest (as defined below) on the amount of income tax paid to the United States Government by the Statement Filer(s) as a consequence of such gain recognition;] provided, however, that no amounts shall be due pursuant to this Section 6.03 to the extent that amounts are paid by EM pursuant to Section 5.11 of the Stock Acquisition Agreement. Each such reimbursement amount shall be grossed up to take into account the amount of additional tax payable by the Statement Filer as a consequence of receipt of any reimbursement as provided above plus the amount of any gross-up received pursuant to this sentence. Any claim for indemnification under this Section 6.03 must be made within 30 days after the expiration of the statute of limitations on assessment of tax for the relevant year.

                  (b) A "Statement Filer" is a person who files a Gain Recognition Agreement under Treas. Reg. ss.1.367(a)-8 with respect to any NRC Exchange.

                  (c) Any amounts due pursuant to Section 6.03(a) with respect to the payment of interest and penalties paid to the United States Government by the Statement Filer(s) shall be paid to the Statement Filer(s) within ten (10) Business Days after the delivery to EM of a calculation in reasonable detail of the interest and penalties paid and proof of payment of the interest and penalties. Any amounts due pursuant to Section 6.03(a) with respect to the tax on any gross-up shall be paid to the Statement Filer(s) within ten (10) Business Days after the delivery to EM of a calculation in reasonable detail of the amount of income tax due as a result of the receipt of any such gross-up and proof of payment of the tax.

                  (d) "Hypothetical Interest" with respect to tax paid by any Statement Filer shall mean an amount of interest calculated at the rate of Prime (as defined below) plus three percentage points compounded monthly for the period beginning with the date on which an amount of tax is paid by the Statement Filer(s) to United States Government and ending on the End Date. Hypothetical Interest due hereunder to the Statement Filer(s) shall be paid in arrears on the first day of each quarter annual period following the Tax Payment Date.

                  (e) "Prime" for purposes of this Agreement shall mean the Prime Rate as published in the Wall Street Journal on the Closing Date.

                  (f) No limitation set forth in this Agreement except in this
Article VI or any other agreement with respect to time or amount of indemnification due any party hereunder shall apply to amounts due under this
Section 6.03.


                                   ARTICLE VII

                                   TERMINATION

                  Section 7.01 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the shareholders of NRC:

                  (a) by mutual written agreement of NRC and Aptec;

                  (b) by either NRC or Aptec, if the Merger has not been consummated by September 30, 1999; provided that the right to terminate this Agreement pursuant to this Section 7.01(b) will not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time; and further provided that Aptec may in its sole discretion extend the date for the consummation of the Merger to a date not later than October 31, 1999 in the event that the definitive Proxy Statement is not mailed to NRC's Shareholders on or before August 16, 1999;

                  (c) by either NRC or Aptec, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining the parties from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

                  (d) by Aptec, in the event of any material breach by the Pollock Holders under the Voting Agreement;

                  (e) by Aptec, upon a material breach of any representation, warranty, covenant or agreement of NRC, or if any representation or warranty of NRC shall become untrue in any material respect; and

                  (f) by NRC, upon a material breach of any representation, warranty, covenant or agreement of Aptec or Newco, or if any representation or warranty of Aptec or Newco shall become untrue.

                  (g) If an event comes to the attention of Aptec at any time prior to Closing which could reasonably form the basis of a claim by EM under the Stock Acquisition Agreement ("SAA") that EM would not close under the SAA (the "Event"), Aptec shall be required to:

                           (i) Immediately notify each of EM and NRC of the
                  occurrence of the Event and inquire of EM if it intends to close under the SAA notwithstanding the Event, and


                           (ii) within 10 business days of such notice advise
                  NRC of EM's reply to the inquiry reference in clause (i) above.


                  If, as and when EM advises Aptec of its intention not to close under the SAA, or fails to respond to such notice, NRC shall be entitled to terminate, and be released of its obligations pursuant to the Agreement and Plan of Merger without any further action on the part of either Aptec or NRC.

                  The party desiring to terminate this Agreement pursuant to this Section 7.01 shall give notice of such termination to the other party.

                  Section 7.02 Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, this Agreement will become void and of no effect with no liability on the part of any party hereto or its respective directors, officers or shareholders, except that the agreements contained in
Section 7.03 will survive the termination hereof. Nothing herein shall relieve any party from liability for any breach of this Agreement.

                  Section 7.03 Fees and Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such expenses, except as otherwise provided in the SAA.


                                  ARTICLE VIII

                                  MISCELLANEOUS

                  Section 8.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or by facsimile to the respective parties as follows:

                           If to Aptec or Newco, to:

                           Aptec Instruments Ltd.
                           East 50B Caldari Road
                           Concord, Ontario
                           Canada  L4K 4N8
                           Attention: Edward Zieba

                           with a copy to:

                           Torkin Manes Cohen & Arbus
                           151 Yonge Street, Suite 1500
                           Toronto, Ontario
                           Canada  M5C 2W7
                           Attention: Howard Burshtein, Esq.

                           and with a copy to:

                           Gibson, Dunn & Crutcher LLP
                           200 Park Avenue
                           New York, New York  10166
                           Telephone: (212) 351-4000
                           Facsimile: (212) 351-4035
                           Attention: Stephan H. Haimo, Esq.

                           If to NRC, to:

                           Nuclear Research Corporation
                           125 Titus Avenue
                           Warrington, Pennsylvania  18976
                           Attention:  Earl M. Pollock

                           with a copy if on or before July 4, 1999 to:

                           Wolf, Block, Schorr and Solis-Cohen LLP
                           111 South 15th Street
                           Philadelphia, Pennsylvania  19102-2678
                           Attention:  Mark K. Kessler, Esq.

                           and if after July 4, 1999 a copy to:

                           Wolf, Block, Schorr & Solis-Cohen LLP
                           1650 Arch Street, 22nd Floor
                           Philadelphia, Pennsylvania 19103
                           Attention:  Mark K. Kessler, Esq.

                           and a copy to:

                           Adelman, Lavine, Gold and Levin
                           Two Penn Center Plaza
                           Suite 1900
                           Philadelphia, Pennsylvania 19102
                           Attention:  Gary M. Schildhorn, Esq.

or such other address or facsimile number as such party may specify for the purpose by written notice to the other parties hereto. Each such notice, request or other communication will be effective: (i) if delivered in person, when such delivery is made at the address specified in this Section 8.01; (ii) if delivered by overnight courier, the next Business Day after such delivery is sent to the address specified in this Section 8.01; or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 8.01 and the appropriate confirmation is received.

                  Section 8.02 Survival of Representations, Warranties and Agreements. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto will not survive beyond the Effective Time. This Section 8.02 will not limit any covenant or agreement of the parties which by its terms contemplates performance or application after the Effective Time, including, but not limited to, the representations, warranties and covenants contained in Article VI and Section 7.03.

                  Section 8.03 Amendment. This Agreement may be amended by NRC and Aptec at any time before or after any approval of this Agreement by the shareholders of NRC. After any such approval, no amendment may be made that: (i) decreases the Cash Consideration or that adversely affects the rights of NRC's shareholders without the approval of such shareholders; or (ii) adversely affects the rights of the Pollock Holders without the approval of the Pollock Holders. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

                  Section 8.04 Extension; Waiver. At any time prior to the Effective Time, the parties may: (i) extend the time for the performance of any of the obligations or other acts of any other party; (ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other party; or (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.

                  Section 8.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties.

                  Section 8.06 Governing Law. This Agreement will be construed in accordance with and governed by the law of the State of New York applicable to agreements entered into and to be performed wholly within such State, except that the PBCL will apply to the Merger.

                  Section 8.07 Jurisdiction. Each of the parties: (i) consents to submit itself to the personal jurisdiction of any federal or state court located in the State of New York in the event any dispute arises out of this Agreement or the Merger; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (iii) agrees that it will not bring any action relating to this Agreement or the Merger in any court other than a federal or state court sitting in the State of New York.

                  Section 8.08 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party shall have received counterparts hereof signed by all of the other parties.

                  Section 8.09 Entire Agreement. This Agreement and the other agreements referred to herein or executed contemporaneously herewith constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party.

                  Section 8.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 8.11 Severability. In the event that any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

                  Section 8.12 Additional Definitions.

                  (a) When used in this Agreement, the following terms have the following meanings:

                  "Affiliate" as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in the State of New York are authorized or obligated to be closed.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Dollars" or "$" means United States dollars, unless otherwise specified.

                  "GAAP" means generally accepted accounting principles consistently applied in effect in the United States of America as of the date of the applicable determination.

                  "Governmental Entity" means any government or subdivision thereof, or any administrative, governmental or regulatory authority, agency, commission, tribunal or body, domestic, foreign or supranational.

                  "knowledge of NRC" means any fact or matter which is known by any officer or director of NRC, or should have been known by such person after due inquiry.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

                  "Material Adverse Effect" means any change or event that individually or when taken together with all other changes and events, is or is reasonably likely to be materially adverse to the business, assets, liabilities, operations or condition (financial or otherwise) or prospects of NRC and its Subsidiaries, taken as a whole, other than any such effect arising out of or resulting from the transactions contemplated by this Agreement or general economic, financial, or market conditions. A Material Adverse Effect shall be conclusively deemed to exist if there occurs any event which causes or may reasonably be expected to cause or result in estimable monetary loss which, individually or when aggregated with all other events, exceeds $75,000.

                  "NRC Subsidiary" means any Subsidiary of NRC.

                  "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

                  "SEC" means the Securities and Exchange Commission.

                  "Subsidiary" of any Person means any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned or controlled by such Person.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its respective authorized officer as of the day and year first above written.


                               APTEC INSTRUMENTS LTD.


                               By: /s/ Edward Zieba
                                   -----------------------------
                                   Name:    Edward Zieba
                                   Title:   President


                               APTEC ACQUISITION CORPORATION


                               By: /s/ Edward Zieba
                                   ----------------------------
                                   Name:    Edward Zieba
                                   Title:   President


                               NUCLEAR RESEARCH CORPORATION


                               By: /s/ Earl M. Pollock
                                   -----------------------------
                                   Name:    Earl M. Pollock
                                   Title:   President

                                     Annex B


                         Opinion of Howard, Lawson & Co.


                                  June 16, 1999



Mr. Charles Sulzberger, Director
Nuclear Research Corporation
125 Titus Avenue
Warrington, PA 18976

Dear Mr. Sulzberger:

         We understand that Nuclear Research Corporation ("NRC" or the "Company") is considering a merger with Aptec Acquisition Corp. ("Newco"), a U.S. subsidiary of a New Brunswick corporation, Aptec Instruments Ltd. ("Aptec") and a related second step transaction involving a purchase of shares in the surviving corporation from the current controlling shareholders of NRC (collectively, the "Transaction"). The allocation of the value of the cash and Aptec stock will be made on a pro rata basis to all NRC shareholders; however, due to the fact that the transactions will not supply enough cash to buy out all NRC shareholders for cash, and that the ultimate control shareholders of Newco insist that all shareholders other than the Pollock Holders be paid cash and have no continuing shareholder interest in Aptec or Newco, the Pollock Holders will receive a combination of cash and stock in Aptec. We have been engaged for the purpose of rendering our opinion to the Independent Director of the Company as to the fairness, from a financial point of view, of the allocation of value in the Transaction to certain shareholders of the Company.

         The Transaction

         The Company, Aptec and Newco (a wholly owned subsidiary of Aptec), will be entering into an agreement (the "Merger Agreement"), whereby the Company will merge with and into Newco. In consideration for their stock in the Company, the shareholders will receive cash and shares of the common stock of Aptec.

         Of the 27,658 shares of NRC common stock outstanding, 15,502 shares (or 56.05% of the total) are held by Earl M. Pollock and members of his immediate family (the "Pollock Holders"). Mr. Pollock also holds options and/or warrants exercisable into an additional 16,000 common shares (collectively, the "Pollock Holder warrants"). The Merger Agreement provides that shareholders including the option holders, other than the Pollock Holders, will receive all cash for their shares and that the Pollock Holders, in exchange for their NRC shares and the Pollock Holder warrants, will receive cash and all of the common shares of Aptec received in the merger.

         Contemporaneously, the Company and the Pollock Holders will also be entering into an agreement (the "Stock Acquisition Agreement") with Eurisys Mesures SA ("EM"), Aptec, Newco and certain shareholders of Aptec (the "Zieba Holders") which provides, among other things, that: i) EM will purchase common shares in Aptec from the Zieba Holders, the Pollock Holders, and Aptec, such that EM will obtain a 51 % interest in Aptec for a cash price of $12,112,500;
ii) the Pollock Holders make the representation and warranties in the Merger Agreement on behalf of EM; and iii) indemnification of EM by the Pollock Holders will be limited to $1.5 million, of which $314,500 in cash is to be placed in escrow by the Pollock Holders.

Independent Director
Nuclear Research Corporation
June 16, 1999
Page 2

         Aptec, the Zieba Holders, the Pollock Holders, and EM will also be entering into an agreement (the "Shareholders Agreement") which provides, among other things, for i) Pollock Holders to elect one director (out of seven); ii) restrictions on the sale of stock by the Pollock Holders; iii) EM's right of first refusal in the event that the Pollock Holders receive an offer to sell their stock; iv) drag along and tag along rights, in the event that EM sells stock; and v) put and call rights on the shares of the Pollock Holders. The put and call rights provide that, beginning in 2003, the Pollock Holders will have the right to put their shares to EM and EM shall have the right to call the shares. In each of 2003, 2004, and 2005, the rights shall apply to approximately one-third of the shares, cumulatively. The respective price will be 4, 5, and 6 times the average EBITDA (Earning before Interest Depreciation and Amortization) for the two fiscal years preceding the exercise of the right.

         Mr. Earl M. Pollock and Aptec will also be entering into a non-competition, employment and consulting agreement (the "Non-competition Agreement") which provides, among other things, for a salary in the first year of $225,000 and a consulting fee of $150,000 in the second year.

         The Transaction

         As a result of the Transaction, the Non-Pollock shareholders of NRC, including the Non-Pollock Holders of options, will receive $3,285,201 in cash in exchange for their NRC common shares and options, the Pollock Holders will receive $3,144,799 in cash and 6,860 shares of the common stock of Aptec for their 15,502 shares of NRC common stock and for the Pollock Holder warrants. You have asked us to provide our opinion as to the fairness, from a financial point of view, of the allocation (the "Allocation") of the value of the Transaction to the shareholders of NRC, other than the Pollock Holders.

         Materials Reviewed and Activities Conducted

         In arriving at our opinion, we reviewed and analyzed materials we deemed relevant regarding the Transaction, including the following:

         1.       The Agreement and Plan of Merger, dated June 16, 1999;

         2.       The Stock Acquisition Agreement, dated June 16, 1999;

         3.       The Shareholders Agreement, dated June 16, 1999;

         4. The Non-Competition Agreement, dated June 16, 1999 between Aptec Instruments, Ltd., Eurisys Mesures SA, and Mr. Earl M. Pollock;

         5. The Employment Agreement and the Consulting Agreement dated June 16, 1999, between Aptec Instruments, Ltd., Aptec Acquisition Corp., and Mr. Earl M. Pollock;

         6.       The Interim Management Agreement, dated June 16, 1999;

         7.       The Voting Agreement, dated June 16, 1999;

         8. The Letter of Intent regarding EM's proposal to purchase a majority interest in the Aptec Companies and Nuclear Research Corporation dated March 26, 1999;

         9.       The Memorandum of Understanding dated February 26, 1999;

         10. Nuclear Research Corp. Annual Report and Form 10-KSB for the fiscal year ended June 30, 1998, Nuclear Research Corp. Forms 10-QSB for the quarters ended September 30, 1998 and December 31, 1998;

Independent Director
Nuclear Research Corporation
June 16, 1999
Page 3

         11. Nuclear Research Corporation Statement of Operations and Balance Sheet for the nine months ended March 31, 1999;

         12. Nuclear Research Corp. Projected Statement of Income and Cash Flow for the Years Ending, June 30, 1999, 2000, and 2001;

         13. Aptec Instruments, Ltd. audited consolidated financial statements for the fiscal years ended August 31, 1997 and August 31, 1998;

         14. Aptec Instruments, Inc., Projected Combined Financial Statements for the years ending August 31, 1999, 2000, and 2001 (unaudited);

         15. Memorandum from BDO Dunwoody re: Aptec-NRC Merger and EM Purchase of Control, dated May 14, 1999;

         16. Minutes from certain meetings of the board of directors of the Company; and,

         17. Such other studies, analyses, inquiries and investigations as we deemed appropriate for purposes of this opinion.

         We also held meetings with certain representatives of the Company's management to discuss the Transaction, the events leading to the Transaction, the business and operations of the Company and Aptec, and historical and projected financial statements of the Company and Aptec.

         Limiting Conditions

         In rendering our opinion, we have relied on the completeness and accuracy of the information provided to us by the management of the Company including the information listed earlier. We did not independently verify the financial, legal, tax, operating and other information provided to us by the Company or publicly available and relied on the completeness and accuracy of such information in all respects. We did not make independent appraisals or evaluations of the assets of the Company, and relied upon the representations of management concerning information with respect to the Company and its financial statements. We assumed that the information relating to the prospects of the Company and Aptec furnished by such companies reflects the best then currently available estimates and judgments of their respective management. We relied on the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated. Our analysis is necessarily based upon economic, market and other conditions and the information made available to us as of the date of our opinion. We were not asked to provide an opinion on the aggregate transaction price or on the transaction taken as a whole and therefore provide no such opinion.

Independent Director
Nuclear Research Corporation
June 16, 1999
Page 4



         Opinion

         Based upon and subject to the foregoing, it is our opinion that the Allocation is fair, from a financial point of view, to the shareholders of NRC other than the Pollock Holders.



                                                /s/ Howard, Lawson & Co.
                                                --------------------------


                                                HOWARD, LAWSON & CO.

                                     Annex C

                  Pennsylvania Business Corporation Law of 1988

                           Sections 1571-1580 and 1906

                                Dissenters Rights

 ss.1571   APPLICATION AND EFFECT OF SUBCHAPTER

         (a) General rule. Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

         Section 1906(c) (relating to dissenters rights upon special treatment).
         Section 1930 (relating to dissenters rights).
         Section 1931(d) (relating to dissenters rights in share exchanges).
         Section 1932(c) (relating to dissenters rights in asset transfers).
         Section 1952(d) (relating to dissenters rights in division).
         Section 1962(c) (relating to dissenters rights in conversion).
         Section 2104(b) (relating to procedure).
         Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).
         Section 2325(b) (relating to minimum vote requirement).
         Section 2704(c) (relating to dissenters rights upon election).
         Section 2705(d) (relating to dissenters rights upon renewal of election).
         Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).
         Section 7104(b)(3) (relating to procedure).

         (b) Exceptions.

                  (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

                           (i) listed on a national securities exchange; or

                           (ii) held of record by more than 2,000 shareholders;

 shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

                  (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

                           (i) Shares converted by a plan if the shares are not
converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

                           (ii) Shares of any preferred or special class unless
the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

                           (iii) Shares entitled to dissenters rights under
section 1906(c) (relating to dissenters rights upon special treatment).

                  (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

         (c) Grant of optional dissenters rights. The bylaws or a resolution of the board of directors may direct that or all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights.

         (d) Notice of dissenters rights. Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

                  (1) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

                  (2) a copy of this subchapter.

         (e) Other statutes. The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

         (f) Certain provisions of articles ineffective. This subchapter may not be relaxed by any provision of the articles.

         (g) Cross references. See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure).

ss.1572 DEFINITIONS. The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

         "Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

         "Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

         "Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

         "Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

ss.1573 RECORD AND BENEFICIAL HOLDERS AND OWNERS.

         (a) Record holders of shares. A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

         (b) Beneficial owners of shares. A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

ss.1574 NOTICE OF INTENTION TO DISSENT. If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

ss.1575 NOTICE TO DEMAND PAYMENT.

         (a) General rule. If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporation action. In either case, the notice shall:

                  (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

                  (2) Inform holders of the uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

                  (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

                  (4) Be accompanied by a copy of this subchapter.

         (b) Time for receipt of demand for payment. The time set for receipt of the demand and deposit of certificated shares shall not be less than 30 days from the mailing of the notice.

ss.1576 FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC.

         (a) Effect of failure of shareholder to act. A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

         (b) Restriction on uncertificated shares. If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

         (c) Rights retained by shareholder. The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

ss.1577 RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.

         (a) Failure to effectuate corporate action. Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

         (b) Renewal of notice to demand payment. When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

         (c) Payment of fair value of shares. Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

                  (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

                  (2) A statement of the corporation's estimate of the fair value of shares.

                  (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

         (d) Failure to make payment. If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection
(c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

ss.1578 RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.

         (a) General rule. If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

         (b) Effect of failure to file estimate. Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

ss.1579 VALUATION PROCEEDINGS GENERALLY.

         (a) General rule.  Within 60 days after the latest of:

                  (1) effectuation of the proposed corporate action;

                  (2) timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

                  (3) timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

         (b) Mandatory joinder of dissenters. All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

         (c) Jurisdiction of the court. The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

         (d) Measure of recovery. Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

         (e) Effect of corporation's failure to file application. If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

ss.1580 COSTS AND EXPENSES OF VALUATION PROCEEDINGS.

         (a) General rule. The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

         (b) Assessment of counsel fees and expert fees where lack of good fair appears. Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

         (c) Award of fees for benefits to other dissenters. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

ss.1906 SPECIAL TREATMENT OF HOLDERS OF SHARES OF SAME CLASS OR SERIES.

         (a) General rule. Except as otherwise restricted in the articles, an amendment or plan may contain a provision classifying the holders of shares of a class or series into one or more separate groups by reference to any facts or circumstances that are not manifestly unreasonable and providing mandatory treatment for shares of the class or series held by particular shareholders or groups of shareholders that differs materially from the treatment accorded other shareholders or groups of shareholders holding shares of the same class or series (including a provision modifying or rescinding rights previously created under this section) if;

                  (1) (i) such provision is specifically authorized by a majority of the votes cast by all shareholders entitled to vote on the amendment or plan, as well as by a majority of the votes cast by any class or series of shares any of the shares of which are so classified into groups, whether or not such class or series would otherwise be entitled to vote on the amendment or plan; and

                           (ii) the provision voted on specifically enumerates
the type and extent of the special treatment authorized; or

                  (2) under all the facts and circumstances, a court of competent jurisdiction finds such special treatment is undertaken in good faith, after reasonable deliberation and is in the best interest of the corporation.

         (b) Statutory voting rights upon special treatment. Except as provided in subsection (c), if an amendment or plan contains a provision for special treatment, each group of holders of any outstanding shares of a class or series who are to receive the same special treatment under the amendment or plan shall be entitled to vote as a special class in respect to the plan regardless of any limitations stated in the articles or bylaws on the voting rights or any class or series.

         (c) Dissenters rights upon special treatment. If any amendment or plan contains a provision for special treatment without requiring for the adoption of the amendment or plan the statutory class vote required by subsection (b), the holder of any outstanding shares the statutory class voting rights of which are so denied, who objects to the amendment or plan and complies with Subchapter D of Chapter 15 (relating to dissenters rights), shall be entitled to the rights and remedies of dissenting shareholders provided in that subchapter.

         (d)      Exceptions.  This section shall not apply to:

                  (1) The creation or issuance of securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights or obligations authorized by section 2513 (relating to disparate treatment of certain persons).

                  (2) A provision of an amendment or plan that offers to all holders of shares of a class or series the same option to elect certain treatment.

                  (3) An amendment or plan that contains an express provision that this section not apply or that fails to contain an express provision that this section shall apply. The shareholders of a corporation that proposes an amendment or plan to which this section is not applicable by reason of this paragraph shall have the remedies contemplated by section 1105 (relating to restriction on equitable relief).

         PROXY
                          NUCLEAR RESEARCH CORPORATION


                        Special Meeting-September 9, 1999

         The undersigned appoints each of Earl M. Pollock and Charles H. Sulzberger, Jr., severally, as Proxy with the power to appoint his substitute, to represent and vote as designated below, all shares of the undersigned at the Special Meeting of Shareholders of Nuclear Research Corporation ("NRC") at the offices of NRC, located at 125 Titus Avenue, Warrington, Pennsylvania, at 9:00 a.m. on Thursday, September 9, 1999, and any adjournment or postponement thereof.

         The Board of Directors recommends a vote FOR:


1.  Approval and adoption of the agreement
    and plan of merger, dated as of June 16,  |_| FOR   |_| AGAINST  |_| ABSTAIN
    1999, among Nuclear Research Corporation,
    Aptec Instruments Ltd. and Aptec
    Acquisition Corp.


            --------------------------------------------------------
            (Continued and to be signed and dated on the other side)

            In their discretion the Proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof.



                                        DATE __________________________ , 1999

                                        ______________________________________

                                        ______________________________________

                                        ______________________________________
                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        same appears indicating if appropriate,
                                        official position or representative
                                        capacity. If stock is held in joint
                                        tenancy, each joint owner should sign.


        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUCLEAR RESEARCH CORPORATION.